UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2015

*	This Form N-CSR pertains to the following series of the Registrant: MFS Absolute Return Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. Each remaining series of the Registrant has a fiscal year end other than May 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

May 31, 2015

MFS® EMERGING MARKETS EQUITY FUND

FEM-ANN

MFS® EMERGING MARKETS EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic conditions were sluggish in early 2015. U.S. growth decelerated sharply, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady deceleration in China’s pace of growth and a struggling Japanese economy.

Other major economies and regions have struggled, leading central banks to step up their efforts to stimulate economic growth. The European Central Bank’s quantitative easing program has begun to make an impact. However, risks associated with a potential Greek debt default and potential eurozone exit have weighed on business and investor confidence.

Despite the People’s Bank of China’s targeted stimulative actions,

China’s economic growth rate has continued to decelerate to multi-decade lows, and Chinese equity markets are showing signs of strain.

In Puerto Rico, concerns about the island nation’s ability to pay its outstanding debt obligations resurfaced, which weighed on municipal bond markets.

The U.S. Federal Reserve has remained accommodative in the face of global headwinds and low inflation.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	5.8%
Naspers Ltd.	4.0%
Samsung Electronics Co. Ltd.	4.0%
China Construction Bank	3.7%
Housing Development Finance Corp. Ltd.	2.9%
Cognizant Technology Solutions Corp., “A”	2.4%
LG Household & Health Care Ltd.	2.1%
Techtronic Industries Co. Ltd.	2.0%
Guangzhou Automobile Group Co. Ltd., “H”	2.0%
China Pacific Insurance Co. Ltd.	1.9%

Equity sectors
Financial Services	30.0%
Technology	15.0%
Consumer Staples	9.8%
Retailing	9.4%
Autos & Housing	6.2%
Leisure	5.4%
Utilities & Communications	5.3%
Energy	5.2%
Special Products & Services	3.9%
Basic Materials	3.2%
Transportation	1.8%
Health Care	1.7%
Industrial Goods & Services	1.6%

Issuer country weightings (x)
China	15.6%
South Korea	11.9%
Taiwan	10.6%
Hong Kong	10.5%
South Africa	7.4%
India	7.1%
Brazil	5.5%
Mexico	5.3%
United States	5.1%
Other Countries	21.0%

Currency exposure weightings (y)
Hong Kong Dollar	24.4%
South Korean Won	11.9%
Taiwan Dollar	10.6%
United States Dollar	8.2%
South African Rand	7.4%
Indian Rupee	7.1%
Brazilian Real	5.5%
Mexican Peso	5.3%
Russian Ruble	3.1%
Other Currencies	16.5%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 5/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2015, Class A shares of the MFS Emerging Markets Equity Fund (“fund”) provided a total return of –5.90%, at net asset value. This compares with a return of 0.33% for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

A generally risk-friendly environment persisted in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates deeper into negative territory and announced non-conventional easing measures, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in US equities alongside a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, global bond yields rose abruptly, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased.

Detractors from Performance

Weak stock selection in the health care sector was a primary factor that held back performance relative to the MSCI Emerging Markets Index. There were no individual securities within this sector that were among the portfolio’s top relative detractors.

Weak stock selection in the industrial goods & services also weakened relative performance, led by the fund’s holdings of specialty engineering services company Mills Estruturas e Servicos de Engenharia (b) (Brazil). The company’s shares declined during the reporting period after the company posted weak fourth-quarter results, affected by lower-than-expected speed of new infrastructure contracts and projects. Management also adopted a more conservative approach in assessing receivables, which resulted in an increase of $8.8 million BRL to provisions for doubtful accounts.

Stock selection within the technology sector was another factor that negatively impacted relative performance. Not owning shares of internet software service provider Tencent Holdings (China) and an overweight position in integrated circuits manufacturer MediaTek (Taiwan) dampened relative performance.

Elsewhere, holdings of oil and gas exploration company Gran Tierra Energy (b) (Canada), automotive company Kia Motors (South Korea) and educational services company Estacio Participaçoes (Brazil) weakened relative performance as all three stocks

4

Management Review – continued

underperformed the benchmark. Not owning shares of Chinese financial services firms Industrial & Commercial Bank of China, Bank of China, Ping An Insurance Group and China Life Insurance also detracted from relative performance.

Contributors to Performance

An overweight position in the leisure sector was a primary contributor to relative results as this sector outperformed the fund’s benchmark over the reporting period. Most notably, an overweight position in multinational media company Naspers (South Africa) benefited relative performance. While only posting in-line performance during the fourth-quarter, the company received regulatory approval for a joint venture with Schibsted. Swapping of assets, mainly Nasper’s OLX operations in Hungary for Schibsted’s online classified operations in Romania and Portugal, was well received by investors.

Stocks in other sectors that benefited relative performance included the fund’s overweight position in IT company Cognizant Technology (b), household goods and cosmetics producer LG Household & Health Care (South Korea), insurance company China Pacific Insurance (China), financial services company Housing Development Finance (India), semiconductor manufacturer Taiwan Semiconductor (Taiwan), ayurvedic and natural health care products maker Dabur India (India) and financial services firm China Construction Bank (China), as all seven stocks outpaced the benchmark. The timing of the fund’s ownership of commercial banking firm Kotak Mahindra Bank (India) and not owning shares of automotive company Hyundai Motor (South Korea) also aided relative results. Shares of Hyundai Motor slumped on disappointing first-quarter results attributable to incentives given to consumers on aging models and negative impacts of foreign currencies.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	(5.90)%	2.13%	6.25%	N/A
B	10/24/95	(6.60)%	1.37%	5.50%	N/A
C	6/27/96	(6.62)%	1.37%	5.50%	N/A
I	1/02/97	(5.66)%	2.39%	6.55%	N/A
R1	10/01/08	(6.63)%	1.37%	N/A	2.80%
R2	10/01/08	(6.16)%	1.87%	N/A	3.31%
R3	10/01/08	(5.93)%	2.13%	N/A	3.57%
R4	10/01/08	(5.68)%	2.38%	N/A	3.83%
R5	6/01/12	(5.60)%	N/A	N/A	2.16%
Comparative benchmark
MSCI Emerging Markets Index (f)		0.33%	4.41%	9.10%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(11.31)%	0.93%	5.62%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(10.24)%	0.99%	5.50%	N/A
C With CDSC (1% for 12 months) (v)		(7.52)%	1.37%	5.50%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

7

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2014 through May 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2014 through May 31, 2015.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/14	Ending Account Value 5/31/15	Expenses Paid During Period (p) 12/01/14-5/31/15
A	Actual	1.69%	$1,000.00	$964.60	$8.28
	Hypothetical (h)	1.69%	$1,000.00	$1,016.50	$8.50
B	Actual	2.44%	$1,000.00	$961.15	$11.93
	Hypothetical (h)	2.44%	$1,000.00	$1,012.76	$12.24
C	Actual	2.44%	$1,000.00	$961.34	$11.93
	Hypothetical (h)	2.44%	$1,000.00	$1,012.76	$12.24
I	Actual	1.45%	$1,000.00	$965.89	$7.11
	Hypothetical (h)	1.45%	$1,000.00	$1,017.70	$7.29
R1	Actual	2.45%	$1,000.00	$961.29	$11.98
	Hypothetical (h)	2.45%	$1,000.00	$1,012.72	$12.29
R2	Actual	1.95%	$1,000.00	$963.27	$9.54
	Hypothetical (h)	1.95%	$1,000.00	$1,015.21	$9.80
R3	Actual	1.70%	$1,000.00	$964.79	$8.33
	Hypothetical (h)	1.70%	$1,000.00	$1,016.45	$8.55
R4	Actual	1.45%	$1,000.00	$965.95	$7.11
	Hypothetical (h)	1.45%	$1,000.00	$1,017.70	$7.29
R5	Actual	1.34%	$1,000.00	$966.19	$6.57
	Hypothetical (h)	1.34%	$1,000.00	$1,018.25	$6.74

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.7%
Issuer	Shares/Par	Value ($)
Airlines - 0.4%
Copa Holdings S.A., “A”	41,092	$3,504,737

Alcoholic Beverages - 2.8%
AmBev S.A., ADR	1,485,640	$8,542,430
SABMiller PLC	263,857	14,090,569

		$22,632,999
Apparel Manufacturers - 3.9%
Belle International Holdings Ltd.	2,420,000	$3,089,900
Global Brands Group Holding Ltd. (a)	31,818,000	7,140,291
Li & Fung Ltd.	5,406,000	4,685,319
Samsonite International S.A.	1,733,700	6,305,461
Stella International Holdings	4,119,000	10,242,185

		$31,463,156
Automotive - 3.6%
Guangzhou Automobile Group Co. Ltd., “H”	15,428,000	$15,732,980
Kia Motors Corp.	312,867	13,405,329

		$29,138,309
Brokerage & Asset Managers - 0.8%
BM&F Bovespa S.A.	865,890	$3,051,798
Bolsa Mexicana de Valores S.A. de C.V.	1,665,310	2,953,433

		$6,005,231
Business Services - 2.4%
Cognizant Technology Solutions Corp., “A” (a)	297,333	$19,243,392

Cable TV - 4.5%
Astro Malaysia Holdings Berhad	4,022,800	$3,423,660
Naspers Ltd.	219,140	32,209,461

		$35,633,121
Computer Software - Systems - 1.2%
EPAM Systems, Inc. (a)	129,631	$9,321,765

Conglomerates - 0.9%
First Pacific Co. Ltd.	7,347,250	$6,955,281

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 2.5%
Cemex S.A.B. de C.V., ADR (a)	461,968	$4,296,302
Techtronic Industries Co. Ltd.	4,630,500	15,910,630

		$20,206,932
Consumer Products - 3.3%
Dabur India Ltd.	2,337,721	$9,858,686
LG Household & Health Care Ltd.	22,750	16,543,933

		$26,402,619
Consumer Services - 0.6%
Estacio Participacoes S.A.	489,466	$2,811,169
Localiza Rent a Car S.A.	214,738	2,153,243

		$4,964,412
Electronics - 11.0%
MediaTek, Inc.	731,000	$9,842,020
Samsung Electronics Co. Ltd.	27,114	31,906,189
Taiwan Semiconductor Manufacturing Co. Ltd.	9,713,695	46,270,231

		$88,018,440
Energy - Independent - 3.3%
China Shenhua Energy Co. Ltd.	4,084,000	$10,039,277
Gran Tierra Energy, Inc. (a)	1,789,183	5,222,527
INPEX Corp.	620,700	7,651,541
Reliance Industries Ltd.	258,689	3,552,271

		$26,465,616
Energy - Integrated - 1.2%
NovaTek OAO, GDR	92,343	$9,317,409

Engineering - Construction - 0.6%
Mills Estruturas e Servicos de Engenharia S.A.	819,942	$2,205,349
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	200,291	2,181,897

		$4,387,246
Food & Beverages - 3.0%
AVI Ltd.	915,662	$6,099,513
BRF S.A.	129,510	2,619,628
Grupo Lala S.A.B. de C.V.	1,217,593	2,531,035
M. Dias Branco S.A. Industria e Comercio de Alimentos	101,920	2,754,076
Want Want China Holdings Ltd.	8,686,000	9,802,158

		$23,806,410

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 3.8%
Clicks Group Ltd.	632,243	$4,485,400
Dairy Farm International Holdings Ltd.	473,400	4,364,748
E-Mart Co. Ltd.	38,604	8,586,407
Magnit OJSC (a)	42,988	8,624,680
Wumart Stores, Inc., “H”	5,095,000	4,396,065

		$30,457,300
Forest & Paper Products - 0.5%
Fibria Celulose S.A.	276,607	$3,797,128

Gaming & Lodging - 0.5%
Minor International PLC	673,500	$610,635
Sands China Ltd.	900,800	3,479,517

		$4,090,152
General Merchandise - 1.7%
S.A.C.I. Falabella	805,006	$6,045,377
Woolworths Ltd.	954,563	7,498,327

		$13,543,704
Health Maintenance Organizations - 0.8%
OdontoPrev S.A.	711,171	$2,524,352
Qualicorp S.A.	653,561	3,897,203

		$6,421,555
Insurance - 5.4%
BB Seguridade Participacoes S.A.	302,648	$3,167,721
Brasil Insurance Participacoes e Administracao S.A.	1,054,900	529,718
Cathay Financial Holding Co. Ltd.	8,366,550	14,903,242
China Pacific Insurance Co. Ltd.	2,954,400	15,222,286
Samsung Fire & Marine Insurance Co. Ltd.	32,978	9,046,074

		$42,869,041
Internet - 2.8%
51job, Inc., ADR (a)	173,426	$5,383,143
Alibaba Group Holding Ltd., ADR (a)	124,608	11,129,987
NAVER Corp.	10,823	5,922,333

		$22,435,463
Machinery & Tools - 1.1%
Glory Ltd.	200,600	$6,303,899
TK Corp. (a)	240,686	2,413,596

		$8,717,495

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 2.3%
BOC Hong Kong Holdings Ltd.	2,768,000	$11,388,082
Standard Chartered PLC	445,831	7,167,547

		$18,555,629
Medical Equipment - 0.5%
Top Glove Corp.	2,724,300	$4,027,743

Metals & Mining - 1.3%
Gerdau S.A., ADR	632,069	$1,750,831
Grupo Mexico S.A.B. de C.V., “B”	1,580,634	4,895,183
Iluka Resources Ltd.	542,993	3,717,480

		$10,363,494
Natural Gas - Distribution - 0.7%
China Resources Gas Group Ltd.	1,862,000	$5,739,465

Oil Services - 0.7%
Lamprell PLC (a)	2,463,588	$5,742,155

Other Banks & Diversified Financials - 17.9%
Banco De Oro Unibank, Inc.	3,254,470	$7,883,431
Bancolombia S.A., ADR	61,383	2,500,130
Bangkok Bank Public Co. Ltd.	1,332,300	7,191,429
China Construction Bank	29,735,490	29,874,893
Credicorp Ltd.	44,225	6,241,917
E.Sun Financial Holding Co. Ltd.	20,271,010	13,776,572
Grupo Financiero Banorte S.A. de C.V.	1,038,121	5,860,409
Grupo Financiero Inbursa S.A. de C.V.	960,254	2,193,152
Housing Development Finance Corp. Ltd.	1,191,115	23,052,515
Kasikornbank PLC, NVDR	1,562,300	9,056,139
Komercni Banka A.S.	22,114	4,747,204
Kotak Mahindra Bank Ltd.	519,198	11,337,625
Public Bank Berhad	341,600	1,723,841
Sberbank of Russia	5,042,395	7,074,848
Turkiye Garanti Bankasi A.S.	2,406,405	7,607,379
Turkiye Sinai Kalkinma Bankasi A.S.	3,659,724	2,841,664

		$142,963,148
Pharmaceuticals - 0.4%
Genomma Lab Internacional S.A., “B” (a)	3,025,264	$3,263,196

Railroad & Shipping - 0.9%
Diana Shipping, Inc. (a)	696,658	$4,472,544
Pacific Basin Shipping Ltd.	7,075,138	2,637,100

		$7,109,644

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 2.9%
Concentradora Fibra Danhos S.A. de C.V., REIT	1,272,410	$3,124,238
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	2,493,100	3,108,503
Emaar Malls Group PJSC (a)	1,133,986	1,028,075
Hang Lung Properties Ltd.	3,529,000	11,150,942
Iguatemi Empresa de Shopping Centers S.A.	231,008	1,916,910
Prologis Property Mexico S.A. de C.V., REIT	1,877,293	3,211,132

		$23,539,800
Restaurants - 0.4%
Ajisen China Holdings Ltd.	4,817,000	$2,919,902

Specialty Chemicals - 1.5%
LG Chemical Ltd.	32,080	$7,188,376
PTT Global Chemical PLC	2,252,100	4,401,771

		$11,590,147
Telecommunications - Wireless - 2.7%
America Movil S.A.B. de C.V., “L”, ADR	240,976	$5,060,496
China Mobile Ltd.	872,000	11,445,194
MTN Group Ltd.	290,364	5,145,609

		$21,651,299
Telephone Services - 0.8%
Hellenic Telecommunications Organization S.A. (a)	380,062	$3,372,771
PT XL Axiata Tbk (a)	6,024,000	1,950,415
Telekomunikacja Polska S.A.	493,059	1,367,431

		$6,690,617
Tobacco - 0.7%
ITC Ltd.	600,035	$3,070,275
PT Gudang Garam Tbk	707,000	2,512,478

		$5,582,753
Trucking - 0.4%
Imperial Holdings	229,953	$3,447,946

Utilities - Electric Power - 1.0%
Alupar Investimento S.A., IEU	392,296	$2,144,744
CESC Ltd.	716,355	6,163,089

		$8,307,833
Total Common Stocks (Identified Cost, $770,475,196)		$781,293,684

15

Portfolio of Investments – continued

Warrants - 0.8%
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Deutsche Bank AG (Union National Bank - Zero Strike Warrant) (1 share for 1 warrant) (a)(n)		5/15/17	2,317,215	$4,148,505
Merrill Lynch International & Co. (First Gulf Bank - Zero Strike Warrant) (1 share for 1 warrant) (a)		8/14/15	494,834	1,948,397
Minor International PLC (1 share for 1 warrant) (a)	THB 40	10/16/17	470,075	58,410
Total Warrants (Identified Cost, $5,965,434)				$6,155,312

Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)			10,938,516	$10,938,516
Total Investments (Identified Cost, $787,379,146)				$798,387,512

Other Assets, Less Liabilities - 0.1%				942,390
Net Assets - 100.0%				$799,329,902

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $4,148,505, representing 0.5% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IEU	International Equity Unit
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $776,440,630)	$787,448,996
Underlying affiliated funds, at cost and value	10,938,516
Total investments, at value (identified cost, $787,379,146)	$798,387,512
Foreign currency, at value (identified cost, $1,227,127)	1,223,956
Receivables for
Investments sold	10,489,199
Fund shares sold	3,748,306
Dividends	1,195,348
Other assets	2,606
Total assets	$815,046,927
Liabilities
Payables for
Investments purchased	$11,978,776
Fund shares reacquired	2,189,100
Payable to affiliates
Investment adviser	85,919
Shareholder servicing costs	395,015
Distribution and service fees	7,333
Payable for independent Trustees’ compensation	1,339
Deferred country tax expense payable	785,600
Accrued expenses and other liabilities	273,943
Total liabilities	$15,717,025
Net assets	$799,329,902
Net assets consist of
Paid-in capital	$803,852,457
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $649,523 deferred country tax)	10,346,294
Accumulated distributions in excess of net realized gain on investments and foreign currency	(14,775,082)
Accumulated distributions in excess of net investment income	(93,767)
Net assets	$799,329,902
Shares of beneficial interest outstanding	27,709,171

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$132,360,678	4,749,458	$27.87
Class B	9,025,871	346,783	26.03
Class C	30,000,112	1,180,330	25.42
Class I	50,613,439	1,726,597	29.31
Class R1	573,650	22,758	25.21
Class R2	1,781,366	69,554	25.61
Class R3	4,674,440	168,752	27.70
Class R4	4,487,010	161,574	27.77
Class R5	565,813,336	19,283,365	29.34

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $29.57 [100 / 94.25 x $27.87]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$18,074,983
Interest	7,441
Dividends from underlying affiliated funds	10,486
Foreign taxes withheld	(1,949,298)
Total investment income	$16,143,612
Expenses
Management fee	$8,209,191
Distribution and service fees	845,355
Shareholder servicing costs	1,555,753
Administrative services fee	130,659
Independent Trustees’ compensation	16,653
Custodian fee	744,765
Shareholder communications	41,458
Audit and tax fees	111,011
Legal fees	6,364
Miscellaneous	149,969
Total expenses	$11,811,178
Fees paid indirectly	(97)
Reduction of expenses by investment adviser and distributor	(206,930)
Net expenses	$11,604,151
Net investment income	$4,539,461
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $1,128,841 country tax)	$4,388,950
Foreign currency	(376,932)
Net realized gain (loss) on investments and foreign currency	$4,012,018
Change in unrealized appreciation (depreciation)
Investments (net of $401,292 decrease in deferred country tax)	$(52,630,508)
Translation of assets and liabilities in foreign currencies	42
Net unrealized gain (loss) on investments and foreign currency translation	$(52,630,466)
Net realized and unrealized gain (loss) on investments and foreign currency	$(48,618,448)
Change in net assets from operations	$(44,078,987)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2015	2014
Change in net assets
From operations
Net investment income	$4,539,461	$4,803,874
Net realized gain (loss) on investments and foreign currency	4,012,018	11,985,900
Net unrealized gain (loss) on investments and foreign currency translation	(52,630,466)	(13,647,534)
Change in net assets from operations	$(44,078,987)	$3,142,240
Distributions declared to shareholders
From net investment income	$(7,000,125)	$(4,700,091)
From net realized gain on investments	(17,392,285)	—
Total distributions declared to shareholders	$(24,392,410)	$(4,700,091)
Change in net assets from fund share transactions	$51,244,418	$75,978,553
Total change in net assets	$(17,226,979)	$74,420,702
Net assets
At beginning of period	816,556,881	742,136,179
At end of period (including accumulated distributions in excess of net investment income of $93,767 and undistributed net investment income of $4,348,674, respectively)	$799,329,902	$816,556,881

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.60	$30.76	$27.61	$34.22	$26.43
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.13	$0.18	$0.29	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(1.98)	(0.17)	3.22	(6.76)	7.64
Total from investment operations	$(1.86)	$(0.04)	$3.40	$(6.47)	$7.86
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.12)	$(0.25)	$(0.14)	$(0.07)
From net realized gain on investments	(0.67)	—	—	—	—
Total distributions declared to shareholders	$(0.87)	$(0.12)	$(0.25)	$(0.14)	$(0.07)
Net asset value, end of period (x)	$27.87	$30.60	$30.76	$27.61	$34.22
Total return (%) (r)(s)(t)(x)	(5.90)	(0.11)	12.31	(18.88)	29.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.69	1.69	1.66	1.71
Expenses after expense reductions (f)	1.66	1.67	1.68	1.66	1.71
Net investment income	0.40	0.43	0.59	0.97	0.71
Portfolio turnover	38	44	35	28	36
Net assets at end of period (000 omitted)	$132,361	$161,724	$223,707	$225,253	$294,564

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.63	$28.88	$25.91	$32.18	$24.98
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10)	$(0.08)	$(0.05)	$0.06	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.83)	(0.17)	3.02	(6.33)	7.21
Total from investment operations	$(1.93)	$(0.25)	$2.97	$(6.27)	$7.20
Less distributions declared to shareholders
From net realized gain on investments	$(0.67)	$—	$—	$—	$—
Net asset value, end of period (x)	$26.03	$28.63	$28.88	$25.91	$32.18
Total return (%) (r)(s)(t)(x)	(6.60)	(0.87)	11.46	(19.48)	28.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.44	2.44	2.44	2.42	2.46
Expenses after expense reductions (f)	2.42	2.42	2.43	2.41	2.46
Net investment income (loss)	(0.36)	(0.30)	(0.19)	0.21	(0.02)
Portfolio turnover	38	44	35	28	36
Net assets at end of period (000 omitted)	$9,026	$12,251	$17,777	$19,493	$30,375

Class C	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.98	$28.22	$25.33	$31.46	$24.42
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10)	$(0.08)	$(0.05)	$0.07	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.79)	(0.16)	2.95	(6.20)	7.04
Total from investment operations	$(1.89)	$(0.24)	$2.90	$(6.13)	$7.04
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$—	$—
From net realized gain on investments	(0.67)	—	—	—	—
Total distributions declared to shareholders	$(0.67)	$—	$(0.01)	$—	$—
Net asset value, end of period (x)	$25.42	$27.98	$28.22	$25.33	$31.46
Total return (%) (r)(s)(t)(x)	(6.62)	(0.85)	11.46	(19.49)	28.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.44	2.44	2.44	2.42	2.46
Expenses after expense reductions (f)	2.42	2.42	2.43	2.41	2.46
Net investment income (loss)	(0.37)	(0.29)	(0.18)	0.24	0.00	(w)
Portfolio turnover	38	44	35	28	36
Net assets at end of period (000 omitted)	$30,000	$37,532	$44,562	$44,967	$70,264

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$32.16	$32.33	$29.01	$35.96	$27.75
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.24	$0.37	$0.39	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(2.07)	(0.20)	3.29	(7.11)	8.04
Total from investment operations	$(1.89)	$0.04	$3.66	$(6.72)	$8.35
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.21)	$(0.34)	$(0.23)	$(0.14)
From net realized gain on investments	(0.67)	—	—	—	—
Total distributions declared to shareholders	$(0.96)	$(0.21)	$(0.34)	$(0.23)	$(0.14)
Net asset value, end of period (x)	$29.31	$32.16	$32.33	$29.01	$35.96
Total return (%) (r)(s)(x)	(5.70)	0.13	12.59	(18.68)	30.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.44	1.44	1.41	1.46
Expenses after expense reductions (f)	1.42	1.42	1.43	1.41	1.46
Net investment income	0.59	0.76	1.17	1.23	0.94
Portfolio turnover	38	44	35	28	36
Net assets at end of period (000 omitted)	$50,613	$58,251	$43,387	$326,883	$373,214

Class R1	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.84	$28.14	$25.33	$31.46	$24.47
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.09)	$(0.03)	$0.08	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.76)	(0.17)	2.95	(6.21)	7.12
Total from investment operations	$(1.89)	$(0.26)	$2.92	$(6.13)	$7.05
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)	$(0.11)	$—	$(0.06)
From net realized gain on investments	(0.67)	—	—	—	—
Total distributions declared to shareholders	$(0.74)	$(0.04)	$(0.11)	$—	$(0.06)
Net asset value, end of period (x)	$25.21	$27.84	$28.14	$25.33	$31.46
Total return (%) (r)(s)(x)	(6.63)	(0.91)	11.53	(19.49)	28.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.45	2.44	2.44	2.41	2.45
Expenses after expense reductions (f)	2.42	2.42	2.42	2.41	2.45
Net investment income (loss)	(0.49)	(0.32)	(0.12)	0.27	(0.22)
Portfolio turnover	38	44	35	28	36
Net assets at end of period (000 omitted)	$574	$458	$704	$283	$316

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.25	$28.47	$25.62	$31.81	$24.64
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.05	$0.09	$0.18	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(1.79)	(0.16)	3.00	(6.25)	7.11
Total from investment operations	$(1.79)	$(0.11)	$3.09	$(6.07)	$7.25
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.11)	$(0.24)	$(0.12)	$(0.08)
From net realized gain on investments	(0.67)	—	—	—	—
Total distributions declared to shareholders	$(0.85)	$(0.11)	$(0.24)	$(0.12)	$(0.08)
Net asset value, end of period (x)	$25.61	$28.25	$28.47	$25.62	$31.81
Total return (%) (r)(s)(x)	(6.16)	(0.38)	12.03	(19.07)	29.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	1.94	1.94	1.92	1.96
Expenses after expense reductions (f)	1.93	1.92	1.93	1.92	1.96
Net investment income	0.02	0.19	0.30	0.66	0.49
Portfolio turnover	38	44	35	28	36
Net assets at end of period (000 omitted)	$1,781	$1,096	$803	$514	$555

Class R3	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.45	$30.62	$27.48	$34.06	$26.28
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.13	$0.18	$0.28	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(1.96)	(0.16)	3.21	(6.72)	7.59
Total from investment operations	$(1.86)	$(0.03)	$3.39	$(6.44)	$7.82
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.14)	$(0.25)	$(0.14)	$(0.04)
From net realized gain on investments	(0.67)	—	—	—	—
Total distributions declared to shareholders	$(0.89)	$(0.14)	$(0.25)	$(0.14)	$(0.04)
Net asset value, end of period (x)	$27.70	$30.45	$30.62	$27.48	$34.06
Total return (%) (r)(s)(x)	(5.93)	(0.10)	12.31	(18.89)	29.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.69	1.69	1.67	1.72
Expenses after expense reductions (f)	1.67	1.67	1.68	1.67	1.72
Net investment income	0.33	0.45	0.59	0.94	0.73
Portfolio turnover	38	44	35	28	36
Net assets at end of period (000 omitted)	$4,674	$4,201	$3,448	$3,584	$4,952

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.52	$30.70	$27.56	$34.17	$26.38
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.21	$0.26	$0.37	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(1.98)	(0.18)	3.22	(6.75)	7.60
Total from investment operations	$(1.80)	$0.03	$3.48	$(6.38)	$7.93
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.21)	$(0.34)	$(0.23)	$(0.14)
From net realized gain on investments	(0.67)	—	—	—	—
Total distributions declared to shareholders	$(0.95)	$(0.21)	$(0.34)	$(0.23)	$(0.14)
Net asset value, end of period (x)	$27.77	$30.52	$30.70	$27.56	$34.17
Total return (%) (r)(s)(x)	(5.68)	0.11	12.60	(18.66)	30.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.44	1.44	1.41	1.45
Expenses after expense reductions (f)	1.42	1.42	1.43	1.41	1.45
Net investment income	0.61	0.72	0.84	1.24	1.03
Portfolio turnover	38	44	35	28	36
Net assets at end of period (000 omitted)	$4,487	$5,023	$4,693	$4,010	$4,418

Class R5	Years ended 5/31
	2015	2014	2013
Net asset value, beginning of period	$32.19	$32.36	$29.01
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.25	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(2.09)	(0.19)	3.40
Total from investment operations	$(1.87)	$0.06	$3.69
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.23)	$(0.34)
From net realized gain on investments	(0.67)	—	—
Total distributions declared to shareholders	$(0.98)	$(0.23)	$(0.34)
Net asset value, end of period (x)	$29.34	$32.19	$32.36
Total return (%) (r)(s)(x)	(5.60)	0.21	12.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.34	1.36
Expenses after expense reductions (f)	1.32	1.32	1.34
Net investment income	0.70	0.79	0.89
Portfolio turnover	38	44	35
Net assets at end of period (000 omitted)	$565,813	$536,021	$403,055

See Notes to Financial Statements

25

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to

27

Notes to Financial Statements – continued

which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending

28

Notes to Financial Statements – continued

on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$97,597,076	$27,178,174	$—	$124,775,250
South Korea	17,632,482	77,379,756	—	95,012,238
Taiwan	—	84,792,064	—	84,792,064
Hong Kong	68,348,926	15,910,630	—	84,259,556
South Africa	58,886,256	—	—	58,886,256
India	26,604,787	30,429,674	—	57,034,461
Brazil	43,866,301	—	—	43,866,301
Mexico	42,678,976	—	—	42,678,976
United States	28,565,157	—	—	28,565,157
Other Countries	105,879,380	61,699,357	—	167,578,737
Mutual Funds	10,938,516	—	—	10,938,516
Total Investments	$500,997,857	$297,389,655	$—	$798,387,512

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $114,132,260 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $78,690,372 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

29

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations.

30

Notes to Financial Statements – continued

The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

31

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/15	5/31/14
Ordinary income (including any short-term capital gains)	$15,307,292	$4,700,091
Long-term capital gains	9,085,118	—
Total distributions	$24,392,410	$4,700,091

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/15
Cost of investments	$788,799,842
Gross appreciation	111,914,522
Gross depreciation	(102,326,852)
Net unrealized appreciation (depreciation)	$9,587,670
Post-October capital loss deferral	(13,354,386)
Late year ordinary loss deferral	(27,094)
Other temporary differences	(728,745)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

32

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/15	Year ended 5/31/14	Year ended 5/31/15	Year ended 5/31/14
Class A	$963,234	$842,710	$3,235,115	$—
Class B	—	—	258,635	—
Class C	—	—	853,939	—
Class I	563,180	273,643	1,310,494	—
Class R1	1,672	1,179	15,975	—
Class R2	8,720	3,777	32,824	—
Class R3	34,517	17,513	105,316	—
Class R4	46,660	32,367	109,569	—
Class R5	5,382,142	3,528,902	11,470,418	—
Total	$7,000,125	$4,700,091	$17,392,285	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The investment adviser has agreed in writing to reduce its management fee to 0.95% of average daily net assets in excess of $500 million to $2.5 billion and 0.90% of average daily net assets in excess of $2.5 billion. This written agreement will continue until July 31, 2015. For the year ended May 31, 2015, this management fee reduction amounted to $147,960, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2015, this management fee reduction amounted to $46,873, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 1.01% of the fund’s average daily net assets.

Effective August 1, 2015, the investment adviser has agreed in writing to reduce its management fee to 0.95% of average daily net assets in excess of $500 million to $1 billion; 0.90% of average daily net assets in excess of $1 billion to $4 billion; and 0.85% of average daily net assets in excess of $4 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2016.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $40,143 for the year ended May 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

33

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$368,769
Class B	0.75%	0.25%	1.00%	1.00%	107,369
Class C	0.75%	0.25%	1.00%	1.00%	344,857
Class R1	0.75%	0.25%	1.00%	1.00%	5,895
Class R2	0.25%	0.25%	0.50%	0.50%	6,956
Class R3	—	0.25%	0.25%	0.25%	11,509
Total Distribution and Service Fees					$845,355

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2015, this rebate amounted to $10,807, $184, and $420 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2015, were as follows:

Amount
Class A	$1,585
Class B	20,745
Class C	1,722

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2015, the fee was $117,689, which equated to 0.0148% annually

34

Notes to Financial Statements – continued

of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended May 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $358,017.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2015, these costs for the fund amounted to $1,080,047 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $48 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $1,319 at May 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had

35

Notes to Financial Statements – continued

entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended May 31, 2015, the aggregate fees paid by the fund under these agreements were $3,231 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $686, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 3,480 shares of Class R5, for an aggregate amount of $110,942. On March 18, 2015, MFS purchased 1,310 shares of Class I for an aggregate amount of $37,491.

(4) Portfolio Securities

For the year ended May 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $327,762,680 and $301,243,071, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,097,132	$31,922,369	1,806,264	$53,463,908
Class B	38,898	1,076,620	51,320	1,422,468
Class C	144,759	3,898,454	280,480	7,624,239
Class I	621,244	18,993,911	989,182	30,867,706
Class R1	11,989	333,226	14,419	389,260
Class R2	40,315	1,056,755	14,239	395,740
Class R3	67,324	1,967,488	68,937	2,012,113
Class R4	43,241	1,281,295	48,523	1,405,329
Class R5	3,432,262	102,703,693	5,293,207	163,077,642
	5,497,164	$163,233,811	8,566,571	$260,658,405

36

Notes to Financial Statements – continued

	Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	155,647	$4,071,730	24,563	$730,743
Class B	10,158	248,971	—	—
Class C	30,631	733,303	—	—
Class I	64,047	1,760,024	8,031	250,817
Class R1	743	17,647	43	1,179
Class R2	1,726	41,544	137	3,777
Class R3	5,378	139,833	592	17,513
Class R4	5,912	153,957	1,045	30,969
Class R5	612,820	16,852,560	112,961	3,528,902
	887,062	$24,019,569	147,372	$4,563,900

Shares reacquired
Class A	(1,787,848)	$(52,566,006)	(3,818,731)	$(111,230,726)
Class B	(130,104)	(3,560,082)	(239,059)	(6,588,488)
Class C	(336,439)	(8,872,968)	(518,128)	(13,985,416)
Class I	(769,832)	(22,943,486)	(528,163)	(16,336,464)
Class R1	(6,443)	(164,736)	(23,013)	(630,572)
Class R2	(11,289)	(291,207)	(3,771)	(102,104)
Class R3	(41,918)	(1,211,099)	(44,165)	(1,292,076)
Class R4	(52,131)	(1,519,971)	(37,874)	(1,120,343)
Class R5	(1,413,402)	(44,879,407)	(1,210,572)	(37,957,563)
	(4,549,406)	$(136,008,962)	(6,423,476)	$(189,243,752)

Net change
Class A	(535,069)	$(16,571,907)	(1,987,904)	$(57,036,075)
Class B	(81,048)	(2,234,491)	(187,739)	(5,166,020)
Class C	(161,049)	(4,241,211)	(237,648)	(6,361,177)
Class I	(84,541)	(2,189,551)	469,050	14,782,059
Class R1	6,289	186,137	(8,551)	(240,133)
Class R2	30,752	807,092	10,605	297,413
Class R3	30,784	896,222	25,364	737,550
Class R4	(2,978)	(84,719)	11,694	315,955
Class R5	2,631,680	74,676,846	4,195,596	128,648,981
	1,834,820	$51,244,418	2,290,467	$75,978,553

The fund is one of several mutual funds in which the MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 58%, 7%, and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund,

37

Notes to Financial Statements – continued

the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund and the MFS Lifetime 2055 Fund were each owners of record of less than 1% of the value of the outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2015, the fund’s commitment fee and interest expense were $2,570 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	10,797,810	176,992,387	(176,851,681)	10,938,516

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$10,486	$10,938,516

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Fund (the Fund) (one of the series constituting MFS Series Trust X), as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Fund (one of the series constituting the MFS Series Trust X) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 16, 2015

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

43

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Jose Luis Garcia Robert Lau

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $11,178,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $18,077,374. The fund intends to pass through foreign tax credits of $3,161,837 for the fiscal year.

45

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2015

MFS® INTERNATIONAL DIVERSIFICATION FUND

MDI-ANN

MFS® INTERNATIONAL DIVERSIFICATION FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic conditions were sluggish in early 2015. U.S. growth decelerated sharply, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady deceleration in China’s pace of growth and a struggling Japanese economy.

Other major economies and regions have struggled, leading central banks to step up their efforts to stimulate economic growth. The European Central Bank’s quantitative easing program has begun to make an impact. However, risks associated with a potential Greek debt default and potential eurozone exit have weighed on business and investor confidence.

Despite the People’s Bank of China’s targeted stimulative actions,

China’s economic growth rate has continued to decelerate to multi-decade lows, and Chinese equity markets are showing signs of strain.

In Puerto Rico, concerns about the island nation’s ability to pay its outstanding debt obligations resurfaced, which weighed on municipal bond markets.

The U.S. Federal Reserve has remained accommodative in the face of global headwinds and low inflation.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research International Fund	30.0%
MFS International Growth Fund	25.0%
MFS International Value Fund	24.9%
MFS International New Discovery Fund	10.0%
MFS Emerging Markets Equity Fund	10.0%
Cash & Other	0.1%

Portfolio actual allocation

Cash & Other can include cash, other assets less liabilities, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 5/31/15.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2015, Class A shares of the MFS International Diversification Fund (“fund”) provided a total return of 0.91%, at net asset value. This compares with a return of –0.47% for the fund’s benchmark, the MSCI All Country World (ex-US) Index.

Market Environment

A generally risk-friendly environment persisted in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates deeper into negative territory and announced non-conventional easing measures, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in US equities alongside a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, global bond yields rose abruptly, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased.

Factors Affecting Performance

During the reporting period, the fund’s exposure to the strong-performing MFS International Value Fund was a primary contributor to relative performance, despite the value segment of the international equity market underperforming the fund’s broad benchmark, the MSCI All Country World (ex-US) Index. The fund’s exposure to the MFS Research International Fund, as well as the growth and small-cap segments of the international equity market, particularly to the MFS International Growth Fund and MFS International New Discovery Fund, also benefited relative results. Conversely, exposure to the weak-performing MFS Emerging Markets Equity Fund held back relative results.

Respectfully,

Thomas Melendez

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 5/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

4

Performance Summary – continued

Total Returns through 5/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	9/30/04	0.91%	10.13%	7.26%
B	9/30/04	0.21%	9.31%	6.51%
C	9/30/04	0.21%	9.31%	6.51%
I	9/30/04	1.16%	10.41%	7.57%
R1	4/01/05	0.18%	9.30%	6.47%
R2	9/30/04	0.68%	9.85%	6.99%
R3	4/01/05	0.89%	10.12%	7.26%
R4	4/01/05	1.23%	10.41%	7.54%
529A	9/30/04	0.92%	10.07%	7.14%
529B	9/30/04	0.14%	9.23%	6.37%
529C	9/30/04	0.12%	9.25%	6.38%
Comparative benchmark
MSCI All Country World (ex-US) Index (f)		(0.47)%	8.56%	6.50%
Average annual with sales charge
A With initial Sales Charge (5.75%)		(4.89)%	8.83%	6.63%
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.79)%	9.03%	6.51%
C With CDSC (1% for 12 months) (v)		(0.79)%	9.31%	6.51%
529A With initial Sales Charge (5.75%)		(4.88)%	8.78%	6.51%
529B With CDSC (Declining over six years from 4% to 0%) (v)		(3.85)%	8.95%	6.37%
529C With CDSC (1% for 12 months) (v)		(0.88)%	9.25%	6.38%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

5

Performance Summary – continued

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2014 through May 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2014 through May 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/14	Ending Account Value 5/31/15	Expenses Paid During Period (p) 12/01/14-5/31/15
A	Actual	0.35%	$1,000.00	$1,048.02	$1.79
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$1,043.83	$5.61
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$1,044.11	$5.61
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$1,049.07	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$1,044.37	$5.61
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$1,046.29	$3.06
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$1,047.37	$1.79
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$1,049.22	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
529A	Actual	0.37%	$1,000.00	$1,047.77	$1.89
	Hypothetical (h)	0.37%	$1,000.00	$1,023.09	$1.87
529B	Actual	1.15%	$1,000.00	$1,043.81	$5.86
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.13%	$1,000.00	$1,043.58	$5.76
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.03% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

8

PORTFOLIO OF INVESTMENTS

5/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Underlying Affiliated Funds - 99.8%
Issuer	Shares/Par	Value ($)
MFS Emerging Markets Equity Fund - Class R5	15,762,653	$462,476,250
MFS International Growth Fund - Class R5	40,943,460	1,158,290,497
MFS International New Discovery Fund - Class R5	15,418,399	463,785,445
MFS International Value Fund - Class R5	31,960,694	1,157,935,949
MFS Research International Fund - Class R5	77,845,932	1,390,328,350
Total Underlying Affiliated Funds (Identified Cost, $3,975,091,737)		$4,632,816,491

Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.9%, at Cost and Net Asset Value (v)	2,325,055	$2,325,055
Total Investments (Identified Cost, $3,977,416,792)		$4,635,141,546

Other Assets, Less Liabilities - 0.1%		3,084,563
Net Assets - 100.0%		$4,638,226,109

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

9

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Underlying affiliated funds, at value (identified cost, $3,977,416,792)	$4,635,141,546
Receivables for
Investments sold	224,716
Fund shares sold	12,835,437
Receivable from investment adviser	368,197
Other assets	12,988
Total assets	$4,648,582,884
Liabilities
Payables for
Investments purchased	$4,562,708
Fund shares reacquired	4,084,610
Payable to affiliates
Shareholder servicing costs	1,388,901
Distribution and service fees	138,898
Program manager fees	51
Payable for independent Trustees’ compensation	81
Accrued expenses and other liabilities	181,526
Total liabilities	$10,356,775
Net assets	$4,638,226,109
Net assets consist of
Paid-in capital	$4,072,552,998
Unrealized appreciation (depreciation) on investments	657,724,754
Accumulated net realized gain (loss) on investments	(162,258,650)
Undistributed net investment income	70,207,007
Net assets	$4,638,226,109
Shares of beneficial interest outstanding	274,471,898

10

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,434,547,956	143,957,258	$16.91
Class B	47,145,226	2,815,209	16.75
Class C	502,461,356	30,269,196	16.60
Class I	857,730,826	50,303,921	17.05
Class R1	10,346,960	632,543	16.36
Class R2	62,242,053	3,735,759	16.66
Class R3	246,552,269	14,673,201	16.80
Class R4	467,961,396	27,531,545	17.00
Class 529A	6,429,633	382,857	16.79
Class 529B	385,708	23,115	16.69
Class 529C	2,422,726	147,294	16.45

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $17.94 [100 / 94.25 x $16.91] and $17.81 [100 / 94.25 x $16.79], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

11

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends from underlying affiliated funds	$84,288,111
Other	614
Total investment income	$84,288,725
Expenses
Distribution and service fees	12,343,403
Program manager fees	8,550
Shareholder servicing costs	5,070,802
Administrative services fee	17,500
Independent Trustees’ compensation	48,763
Custodian fee	106,749
Shareholder communications	239,119
Audit and tax fees	39,102
Legal fees	36,191
Miscellaneous	339,695
Total expenses	$18,249,874
Fees paid indirectly	(2)
Reduction of expenses by investment adviser and distributor	(1,533,140)
Net expenses	$16,716,732
Net investment income	$67,571,993
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments from underlying affiliated funds	$65,861,472
Capital gain distributions from underlying affiliated funds	31,022,077
Net realized gain (loss) on investments	$96,883,549
Change in unrealized appreciation (depreciation) on investments	$(125,853,264)
Net realized and unrealized gain (loss) on investments	$(28,969,715)
Change in net assets from operations	$38,602,278

See Notes to Financial Statements

12

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2015	2014
Change in net assets
From operations
Net investment income	$67,571,993	$38,948,051
Net realized gain (loss) on investments	96,883,549	46,997,762
Net unrealized gain (loss) on investments	(125,853,264)	412,082,191
Change in net assets from operations	$38,602,278	$498,028,004
Distributions declared to shareholders
From net investment income	$(49,083,204)	$(34,027,398)
Change in net assets from fund share transactions	$259,147,767	$589,394,059
Total change in net assets	$248,666,841	$1,053,394,665
Net assets
At beginning of period	4,389,559,268	3,336,164,603
At end of period (including undistributed net investment income of $70,207,007 and $38,947,273, respectively)	$4,638,226,109	$4,389,559,268

See Notes to Financial Statements

13

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.96	$15.05	$12.19	$14.45	$10.94
Income (loss) from investment operations
Net investment income (d)(l)	$0.26	$0.17	$0.18	$0.15	$0.12
Net realized and unrealized gain (loss) on investments	(0.12)	1.88	2.82	(2.30)	3.49
Total from investment operations	$0.14	$2.05	$3.00	$(2.15)	$3.61
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.14)	$(0.14)	$(0.11)	$(0.10)
Net asset value, end of period (x)	$16.91	$16.96	$15.05	$12.19	$14.45
Total return (%) (r)(s)(t)(x)	0.91	13.68	24.72	(14.88)	33.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.35	0.33	0.28	0.29
Expenses after expense reductions (f)(h)	0.35	0.35	0.33	0.28	0.29
Net investment income (l)	1.57	1.04	1.26	1.17	0.89
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$2,434,548	$2,503,563	$2,051,682	$1,562,721	$1,933,492

See Notes to Financial Statements

14

Financial Highlights – continued

Class B	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.76	$14.85	$12.01	$14.22	$10.77
Income (loss) from investment operations
Net investment income (d)(l)	$0.14	$0.05	$0.07	$0.05	$0.02
Net realized and unrealized gain (loss) on investments	(0.11)	1.86	2.78	(2.26)	3.43
Total from investment operations	$0.03	$1.91	$2.85	$(2.21)	$3.45
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$(0.01)	$—	$—
Net asset value, end of period (x)	$16.75	$16.76	$14.85	$12.01	$14.22
Total return (%) (r)(s)(t)(x)	0.21	12.86	23.76	(15.54)	32.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.10	1.08	1.03	1.04
Expenses after expense reductions (f)(h)	1.10	1.10	1.08	1.03	1.03
Net investment income (l)	0.83	0.29	0.54	0.42	0.13
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$47,145	$63,527	$75,185	$81,158	$118,973

Class C	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.64	$14.79	$11.98	$14.18	$10.74
Income (loss) from investment operations
Net investment income (d)(l)	$0.13	$0.04	$0.07	$0.05	$0.02
Net realized and unrealized gain (loss) on investments	(0.10)	1.86	2.77	(2.25)	3.42
Total from investment operations	$0.03	$1.90	$2.84	$(2.20)	$3.44
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.05)	$(0.03)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$16.60	$16.64	$14.79	$11.98	$14.18
Total return (%) (r)(s)(t)(x)	0.21	12.84	23.74	(15.51)	32.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.10	1.08	1.03	1.04
Expenses after expense reductions (f)(h)	1.10	1.10	1.08	1.03	1.03
Net investment income (l)	0.82	0.29	0.50	0.41	0.13
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$502,461	$505,528	$411,445	$338,295	$460,898

See Notes to Financial Statements

15

Financial Highlights – continued

Class I	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.10	$15.16	$12.27	$14.56	$11.01
Income (loss) from investment operations
Net investment income (d)(l)	$0.31	$0.21	$0.21	$0.18	$0.15
Net realized and unrealized gain (loss) on investments	(0.13)	1.91	2.86	(2.33)	3.52
Total from investment operations	$0.18	$2.12	$3.07	$(2.15)	$3.67
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.18)	$(0.18)	$(0.14)	$(0.12)
Net asset value, end of period (x)	$17.05	$17.10	$15.16	$12.27	$14.56
Total return (%) (r)(s)(x)	1.16	13.99	25.08	(14.75)	33.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.14	0.10	0.08	0.03	0.04
Expenses after expense reductions (f)(h)	0.10	0.10	0.08	0.03	0.04
Net investment income (l)	1.85	1.32	1.45	1.39	1.11
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$857,731	$694,822	$454,999	$253,555	$219,958

Class R1	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.43	$14.59	$11.81	$14.01	$10.63
Income (loss) from investment operations
Net investment income (d)(l)	$0.17	$0.04	$0.08	$0.06	$0.02
Net realized and unrealized gain (loss) on investments	(0.15)	1.84	2.72	(2.24)	3.38
Total from investment operations	$0.02	$1.88	$2.80	$(2.18)	$3.40
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.04)	$(0.02)	$(0.02)	$(0.02)
Net asset value, end of period (x)	$16.36	$16.43	$14.59	$11.81	$14.01
Total return (%) (r)(s)(x)	0.18	12.89	23.75	(15.55)	31.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.10	1.08	1.03	1.04
Expenses after expense reductions (f)(h)	1.10	1.10	1.08	1.03	1.03
Net investment income (l)	1.06	0.24	0.62	0.49	0.12
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$10,347	$9,306	$6,921	$6,393	$7,507

See Notes to Financial Statements

16

Financial Highlights – continued

Class R2	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.71	$14.84	$12.04	$14.27	$10.81
Income (loss) from investment operations
Net investment income (d)(l)	$0.22	$0.12	$0.14	$0.11	$0.08
Net realized and unrealized gain (loss) on investments	(0.12)	1.87	2.78	(2.27)	3.45
Total from investment operations	$0.10	$1.99	$2.92	$(2.16)	$3.53
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.12)	$(0.12)	$(0.07)	$(0.07)
Net asset value, end of period (x)	$16.66	$16.71	$14.84	$12.04	$14.27
Total return (%) (r)(s)(x)	0.68	13.41	24.36	(15.11)	32.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.63	0.60	0.58	0.53	0.54
Expenses after expense reductions (f)(h)	0.60	0.60	0.58	0.53	0.54
Net investment income (l)	1.36	0.77	0.99	0.89	0.66
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$62,242	$62,817	$45,337	$30,867	$35,441

Class R3	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.86	$14.96	$12.13	$14.39	$10.90
Income (loss) from investment operations
Net investment income (d)(l)	$0.26	$0.16	$0.18	$0.15	$0.11
Net realized and unrealized gain (loss) on investments	(0.12)	1.89	2.80	(2.29)	3.48
Total from investment operations	$0.14	$2.05	$2.98	$(2.14)	$3.59
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.15)	$(0.15)	$(0.12)	$(0.10)
Net asset value, end of period (x)	$16.80	$16.86	$14.96	$12.13	$14.39
Total return (%) (r)(s)(x)	0.89	13.73	24.69	(14.87)	32.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.35	0.33	0.28	0.29
Expenses after expense reductions (f)(h)	0.35	0.35	0.33	0.28	0.29
Net investment income (l)	1.59	0.99	1.28	1.14	0.84
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$246,552	$212,909	$141,317	$79,540	$66,987

See Notes to Financial Statements

17

Financial Highlights – continued

Class R4	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.04	$15.11	$12.24	$14.51	$10.98
Income (loss) from investment operations
Net investment income (d)(l)	$0.31	$0.23	$0.22	$0.19	$0.12
Net realized and unrealized gain (loss) on investments	(0.12)	1.88	2.83	(2.32)	3.53
Total from investment operations	$0.19	$2.11	$3.05	$(2.13)	$3.65
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.18)	$(0.18)	$(0.14)	$(0.12)
Net asset value, end of period (x)	$17.00	$17.04	$15.11	$12.24	$14.51
Total return (%) (r)(s)(x)	1.23	13.97	24.98	(14.66)	33.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.14	0.11	0.08	0.03	0.04
Expenses after expense reductions (f)(h)	0.10	0.10	0.08	0.03	0.04
Net investment income (l)	1.86	1.43	1.56	1.48	0.93
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$467,961	$328,533	$142,166	$83,109	$6,308

Class 529A	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.84	$14.94	$12.11	$14.36	$10.88
Income (loss) from investment operations
Net investment income (d)(l)	$0.25	$0.16	$0.18	$0.14	$0.10
Net realized and unrealized gain (loss) on investments	(0.11)	1.88	2.79	(2.29)	3.47
Total from investment operations	$0.14	$2.04	$2.97	$(2.15)	$3.57
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.14)	$(0.14)	$(0.10)	$(0.09)
Net asset value, end of period (x)	$16.79	$16.84	$14.94	$12.11	$14.36
Total return (%) (r)(s)(t)(x)	0.92	13.69	24.62	(14.95)	32.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.49	0.45	0.43	0.38	0.39
Expenses after expense reductions (f)(h)	0.37	0.35	0.37	0.33	0.39
Net investment income (l)	1.53	1.04	1.26	1.12	0.79
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$6,430	$5,730	$4,504	$3,195	$3,496

See Notes to Financial Statements

18

Financial Highlights – continued

Class 529B	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.73	$14.85	$12.00	$14.22	$10.80
Income (loss) from investment operations
Net investment income (d)(l)	$0.13	$0.04	$0.04	$0.04	$0.01
Net realized and unrealized gain (loss) on investments	(0.11)	1.86	2.81	(2.26)	3.43
Total from investment operations	$0.02	$1.90	$2.85	$(2.22)	$3.44
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.02)	$—	$—	$(0.02)
Net asset value, end of period (x)	$16.69	$16.73	$14.85	$12.00	$14.22
Total return (%) (r)(s)(t)(x)	0.14	12.77	23.75	(15.61)	31.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.23	1.20	1.19	1.13	1.14
Expenses after expense reductions (f)(h)	1.15	1.15	1.13	1.09	1.14
Net investment income (l)	0.83	0.25	0.27	0.31	0.07
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$386	$443	$387	$449	$611

Class 529C	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.50	$14.66	$11.89	$14.10	$10.72
Income (loss) from investment operations
Net investment income (d)(l)	$0.14	$0.04	$0.06	$0.05	$0.00 (w)
Net realized and unrealized gain (loss) on investments	(0.12)	1.84	2.75	(2.24)	3.41
Total from investment operations	$0.02	$1.88	$2.81	$(2.19)	$3.41
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)	$(0.04)	$(0.02)	$(0.03)
Net asset value, end of period (x)	$16.45	$16.50	$14.66	$11.89	$14.10
Total return (%) (r)(s)(t)(x)	0.12	12.86	23.69	(15.55)	31.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.23	1.20	1.18	1.13	1.14
Expenses after expense reductions (f)(h)	1.14	1.15	1.13	1.08	1.14
Net investment income (l)	0.88	0.23	0.41	0.37	0.01
Portfolio turnover	4	2	2	8	6
Net assets at end of period (000 omitted)	$2,423	$2,381	$2,221	$1,689	$1,983

See Notes to Financial Statements

19

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Diversification Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the underlying funds held by the fund at May 31, 2015 was to seek capital appreciation.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required

21

Notes to Financial Statements – continued

disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

22

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$4,635,141,546	$—	$—	$4,635,141,546

23

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three

24

Notes to Financial Statements – continued

year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/15	5/31/14
Ordinary income (including any short-term capital gains)	$49,083,204	$34,027,398

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/15
Cost of investments	$4,042,342,699
Gross appreciation	622,132,003
Gross depreciation	(29,333,156)
Net unrealized appreciation (depreciation)	$592,798,847
Undistributed ordinary income	70,207,007
Capital loss carryforwards	(97,332,743)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after May 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of May 31, 2015, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
5/31/18	$(42,459,409)
5/31/19	(54,873,334)
Total	$(97,332,743)

25

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/15	Year ended 5/31/14
Class A	$27,153,146	$20,767,255
Class B	137,087	—
Class C	2,079,191	1,386,766
Class I	10,643,377	6,660,776
Class R1	59,107	19,387
Class R2	593,238	390,021
Class R3	2,746,370	1,584,699
Class R4	5,592,685	3,166,561
Class 529A	67,498	44,668
Class 529B	1,515	426
Class 529C	9,990	6,839
Total	$49,083,204	$34,027,398

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that fund operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2016. For the year ended May 31, 2015, this reduction amounted to $1,515,033 and is included in the reduction of total expenses in the Statement of Operations.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

26

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $467,954 and $5,779 or the year ended May 31, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,928,242
Class B	0.75%	0.25%	1.00%	1.00%	537,757
Class C	0.75%	0.25%	1.00%	1.00%	4,862,985
Class R1	0.75%	0.25%	1.00%	1.00%	92,476
Class R2	0.25%	0.25%	0.50%	0.50%	308,130
Class R3	—	0.25%	0.25%	0.25%	571,648
Class 529A	—	0.25%	0.25%	0.22%	14,446
Class 529B	0.75%	0.25%	1.00%	1.00%	4,094
Class 529C	0.75%	0.25%	1.00%	0.99%	23,625
Total Distribution and Service Fees					$12,343,403

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2015, this rebate amounted to $7,915, $47, $108, $1,839 and $236 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and

27

Notes to Financial Statements – continued

Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2015, were as follows:

Amount
Class A	$11,096
Class B	47,298
Class C	31,485
Class 529B	222
Class 529C	33

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on September 30, 2016, unless MFD elects to extend the waiver. For the year ended May 31, 2015, this waiver amounted to $4,275 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended May 31, 2015, were as follows:

	Fee	Waiver
Class 529A	$5,777	$2,889
Class 529B	410	205
Class 529C	2,363	1,181
Total Program Manager Fees and Waivers	$8,550	$4,275

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the fund. Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and the underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2015, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide

28

Notes to Financial Statements – continued

these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 0.0004% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended May 31, 2015, the aggregate fees paid by the fund under these agreements were $17,553 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $3,687, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended May 31, 2015, purchases and sales of shares of underlying funds aggregated $379,748,084 and $191,198,950, respectively.

29

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	24,481,182	$402,881,100	31,360,496	$500,499,833
Class B	279,004	4,559,761	383,051	6,064,062
Class C	4,775,663	77,649,194	6,128,865	96,219,064
Class I	21,476,679	358,081,458	19,268,126	309,679,791
Class R1	291,711	4,625,226	214,171	3,355,950
Class R2	1,221,731	19,897,366	1,646,443	25,997,719
Class R3	6,034,665	98,573,240	6,130,889	97,691,354
Class R4	11,598,347	192,092,696	12,591,007	198,530,049
Class 529A	86,384	1,402,835	65,445	1,047,094
Class 529B	2,000	32,171	5,426	84,058
Class 529C	29,381	465,398	42,904	671,236
	70,276,747	$1,160,260,445	77,836,823	$1,239,840,210

Shares issued to shareholders in reinvestment of distributions
Class A	1,666,785	$26,301,863	1,230,333	$20,165,167
Class B	8,093	126,901	—	—
Class C	107,096	1,664,270	67,253	1,085,453
Class I	510,254	8,113,047	293,574	4,846,909
Class R1	3,858	59,107	1,217	19,387
Class R2	27,627	430,148	17,946	290,184
Class R3	175,149	2,746,336	97,279	1,584,673
Class R4	314,954	4,992,013	192,308	3,165,388
Class 529A	4,298	67,394	2,743	44,659
Class 529B	97	1,515	26	426
Class 529C	649	9,990	427	6,839
	2,818,860	$44,512,584	1,903,106	$31,209,085

30

Notes to Financial Statements – continued

	Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(29,826,164)	$(489,621,153)	(21,322,094)	$(340,647,855)
Class B	(1,261,752)	(20,564,040)	(1,654,896)	(26,219,069)
Class C	(4,985,281)	(79,969,169)	(3,638,459)	(57,076,708)
Class I	(12,321,293)	(201,735,332)	(8,937,698)	(144,187,790)
Class R1	(229,497)	(3,638,731)	(123,180)	(1,902,740)
Class R2	(1,272,367)	(20,413,049)	(960,291)	(15,126,950)
Class R3	(4,168,036)	(68,115,432)	(3,042,804)	(48,189,192)
Class R4	(3,657,358)	(60,262,866)	(2,914,456)	(46,960,896)
Class 529A	(47,987)	(788,279)	(29,409)	(461,448)
Class 529B	(5,484)	(88,732)	(5,027)	(80,464)
Class 529C	(27,104)	(428,479)	(50,444)	(802,124)
	(57,802,323)	$(945,625,262)	(42,678,758)	$(681,655,236)

Net change
Class A	(3,678,197)	$(60,438,190)	11,268,735	$180,017,145
Class B	(974,655)	(15,877,378)	(1,271,845)	(20,155,007)
Class C	(102,522)	(655,705)	2,557,659	40,227,809
Class I	9,665,640	164,459,173	10,624,002	170,338,910
Class R1	66,072	1,045,602	92,208	1,472,597
Class R2	(23,009)	(85,535)	704,098	11,160,953
Class R3	2,041,778	33,204,144	3,185,364	51,086,835
Class R4	8,255,943	136,821,843	9,868,859	154,734,541
Class 529A	42,695	681,950	38,779	630,305
Class 529B	(3,387)	(55,046)	425	4,020
Class 529C	2,926	46,909	(7,113)	(124,049)
	15,293,284	$259,147,767	37,061,171	$589,394,059

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2015, the fund’s commitment fee and interest expense were $14,669 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

31

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Fund	13,668,651	3,316,677	(1,222,675)	15,762,653
MFS Institutional Money Market Portfolio	119,650	240,374,919	(238,169,514)	2,325,055
MFS International Growth Fund	37,936,146	4,105,938	(1,098,624)	40,943,460
MFS International New Discovery Fund	14,551,788	1,471,509	(604,898)	15,418,399
MFS International Value Fund	30,993,506	3,166,976	(2,199,788)	31,960,694
MFS Research International Fund	72,025,999	7,666,782	(1,846,849)	77,845,932

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Fund	$6,131,535	$9,304,536	$4,365,869	$462,476,250
MFS Institutional Money Market Portfolio	—	—	2,350	2,325,055
MFS International Growth Fund	10,689,435	9,665,919	16,844,617	1,158,290,497
MFS International New Discovery Fund	8,897,231	—	6,178,816	463,785,445
MFS International Value Fund	30,506,956	12,051,622	24,371,112	1,157,935,949
MFS Research International Fund	9,636,315	—	32,525,347	1,390,328,350

	$65,861,472	$31,022,077	$84,288,111	$4,635,141,546

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS International Diversification Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Diversification Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Diversification Fund as of May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2015

33

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

37

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Thomas Melendez

38

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $68,051,021. The fund intends to pass through foreign tax credits of $6,739,638 for the fiscal year.

39

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

41

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2015

MFS® INTERNATIONAL GROWTH FUND

FGF-ANN

MFS® INTERNATIONAL GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic conditions were sluggish in early 2015. U.S. growth decelerated sharply, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady deceleration in China’s pace of growth and a struggling Japanese economy.

Other major economies and regions have struggled, leading central banks to step up their efforts to stimulate economic growth. The European Central Bank’s quantitative easing program has begun to make an impact. However, risks associated with a potential Greek debt default and potential eurozone exit have weighed on business and investor confidence.

Despite the People’s Bank of China’s targeted stimulative actions,

China’s economic growth rate has continued to decelerate to multi-decade lows, and Chinese equity markets are showing signs of strain.

In Puerto Rico, concerns about the island nation’s ability to pay its outstanding debt obligations resurfaced, which weighed on municipal bond markets.

The U.S. Federal Reserve has remained accommodative in the face of global headwinds and low inflation.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	3.5%
Nestle S.A.	3.4%
LVMH Moet Hennessy Louis Vuitton S.A.	2.8%
Bayer AG	2.6%
Danone S.A.	2.6%
UBS AG	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.5%
Accenture PLC, “A”	2.5%
Novartis AG	2.5%
AIA Group Ltd.	2.4%

Equity sectors
Consumer Staples	18.7%
Health Care	14.3%
Financial Services	13.0%
Technology	9.8%
Special Products & Services	9.4%
Basic Materials	8.4%
Industrial Goods & Services	8.3%
Retailing	6.7%
Leisure	4.0%
Energy	2.6%
Transportation	2.6%
Utilities & Communications	0.7%
Autos & Housing	0.6%

Issuer country weightings (x)
United Kingdom	19.0%
France	14.7%
Switzerland	14.1%
Germany	9.0%
Japan	7.5%
United States	5.0%
Denmark	3.7%
Canada	3.3%
Taiwan	3.2%
Other Countries	20.5%

Currency exposure weightings (y)
Euro	28.4%
British Pound Sterling	19.0%
Swiss Franc	14.1%
United States Dollar	8.5%
Japanese Yen	7.5%
Hong Kong Dollar	3.7%
Danish Krone	3.7%
Taiwan Dollar	3.2%
Indian Rupee	2.1%
Other Currencies	9.8%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 5/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2015, Class A shares of the MFS International Growth Fund (“fund”) provided a total return of 0.26%, at net asset value. This compares with a return of 2.38% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index.

Market Environment

A generally risk-friendly environment persisted in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates deeper into negative territory and announced non-conventional easing measures, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in US equities alongside a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, global bond yields rose abruptly, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased.

Detractors from Performance

Weak stock selection within the consumer staples sector was a primary factor for the fund’s underperformance relative to the MSCI All Country World (ex-US) Growth Index. Most notable was the fund’s overweight position in foods producer M. Dias Branco (Brazil). The company’s shares depreciated on weak fourth-quarter operating results, which were attributed to lower volume in the snacks and cakes segments.

Weak stock selection within the industrial goods & services sector also hindered relative performance. Overweight positions in engineering equipment and services company Weir Group (United Kingdom) and electrical distribution equipment manufacturer Schneider Electric (France) were among the fund’s top relative detractors for the reporting period.

Within the transportation sector, the fund’s allocation to airline company Copa Holdings (b) (Panama) weakened relative results. The company’s shares slumped as investors appeared to have expressed concern over management’s ability to repatriate revenues from Venezuela.

Elsewhere, overweight positions in oil and gas turnkey contractor Saipem (h) (Italy), banking group Standard Chartered (b)(h) (United Kingdom) and industrial facilities constructor Technip (h) (France) dampened relative results. Not owning shares of pharmaceutical company Valeant Pharmaceuticals (Canada), internet software service

4

Management Review – continued

provider Tencent Holdings (China) and stocks and futures exchange company Hong Kong Exchanges & Clearing (Hong Kong) also hampered relative returns.

Contributors to Performance

Stock selection in the basic materials sector aided relative performance. Not owning shares of mining giant BHP Billiton (United Kingdom) was a primary contributor to relative performance. The company’s shares depreciated throughout the reporting period as it appeared that investors were concerned over weakening demand for commodities. The fund’s overweight positions in paints and fine chemicals producer Nippon Paint Holdings (Japan) and industrial adhesive tapes maker Nitto Denko (Japan) also benefited relative results as both companies outpaced the benchmark during the reporting period.

Within other sectors, the fund’s overweight positions in data recording products provider NICE Systems (Israel), biopharmaceutical company Shire (United Kingdom), insurance company AIA Group (Hong Kong) and banking firm HDFC Bank (India) strengthened relative performance. The fund’s out-of-benchmark holdings of management consulting firm Accenture (b), precision instruments manufacturer Mettler-Toledo International (b) and system services provider OBIC (b) (Japan) also aided relative results as all three companies performed strongly over the period. Shares of Accenture rose throughout the reporting period after posting above-consensus revenue growth of 12% year-over-year. Notable factors included strength within the consulting segment as well as improved operating margins.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, benefited relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposures than the benchmark.

Respectfully,

David Antonelli	Matthew Barrett	Kevin Dwan
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective March 31, 2015, Matthew Barrett is also a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	0.26%	9.42%	7.31%	N/A
B	10/24/95	(0.51)%	8.59%	6.55%	N/A
C	7/01/96	(0.50)%	8.60%	6.55%	N/A
I	1/02/97	0.51%	9.69%	7.62%	N/A
R1	10/01/08	(0.49)%	8.59%	N/A	6.53%
R2	10/01/08	0.03%	9.14%	N/A	7.07%
R3	10/01/08	0.27%	9.42%	N/A	7.34%
R4	10/01/08	0.52%	9.69%	N/A	7.61%
R5	5/01/06	0.60%	9.71%	N/A	4.78%
Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		2.38%	9.26%	6.80%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(5.51)%	8.13%	6.68%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.43)%	8.31%	6.55%	N/A
C With CDSC (1% for 12 months) (v)		(1.48)%	8.60%	6.55%	N/A
CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2014 through May 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2014 through May 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/14	Ending Account Value 5/31/15	Expenses Paid During Period (p) 12/01/14-5/31/15
A	Actual	1.20%	$1,000.00	$1,052.91	$6.14
	Hypothetical (h)	1.20%	$1,000.00	$1,018.95	$6.04
B	Actual	1.96%	$1,000.00	$1,048.93	$10.01
	Hypothetical (h)	1.96%	$1,000.00	$1,015.16	$9.85
C	Actual	1.96%	$1,000.00	$1,049.04	$10.01
	Hypothetical (h)	1.96%	$1,000.00	$1,015.16	$9.85
I	Actual	0.96%	$1,000.00	$1,054.12	$4.92
	Hypothetical (h)	0.96%	$1,000.00	$1,020.14	$4.84
R1	Actual	1.96%	$1,000.00	$1,049.00	$10.01
	Hypothetical (h)	1.96%	$1,000.00	$1,015.16	$9.85
R2	Actual	1.46%	$1,000.00	$1,051.63	$7.47
	Hypothetical (h)	1.46%	$1,000.00	$1,017.65	$7.34
R3	Actual	1.21%	$1,000.00	$1,053.08	$6.19
	Hypothetical (h)	1.21%	$1,000.00	$1,018.90	$6.09
R4	Actual	0.95%	$1,000.00	$1,054.56	$4.87
	Hypothetical (h)	0.95%	$1,000.00	$1,020.19	$4.78
R5	Actual	0.83%	$1,000.00	$1,054.95	$4.25
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
Issuer	Shares/Par	Value ($)
Aerospace - 1.3%
Rolls-Royce Holdings PLC	3,630,670	$55,380,176

Airlines - 0.6%
Copa Holdings S.A., “A”	283,606	$24,188,756

Alcoholic Beverages - 5.7%
AmBev S.A., ADR	3,957,331	$22,754,653
Carlsberg A.S., “B”	644,404	59,244,091
Diageo PLC	2,237,874	62,096,755
Pernod Ricard S.A.	778,349	96,214,577

		$240,310,076
Apparel Manufacturers - 4.5%
Burberry Group PLC	2,148,875	$55,669,571
Kering S.A.	110,054	19,333,527
LVMH Moet Hennessy Louis Vuitton S.A.	653,100	116,310,157

		$191,313,255
Automotive - 0.6%
Guangzhou Automobile Group Co. Ltd., “H”	24,776,000	$25,265,771

Broadcasting - 1.9%
WPP PLC	3,460,523	$81,451,574

Brokerage & Asset Managers - 0.2%
BM&F Bovespa S.A.	2,814,152	$9,918,378

Business Services - 9.4%
Accenture PLC, “A”	1,089,953	$104,679,086
Amadeus IT Holding S.A.	883,456	40,204,371
Brenntag AG	1,065,617	64,358,493
Capita Group PLC	1,370,944	26,233,792
Compass Group PLC	5,348,189	93,512,526
Experian Group Ltd.	1,449,354	27,601,300
Intertek Group PLC	1,022,096	39,069,909

		$395,659,477
Computer Software - 2.6%
Dassault Systems S.A.	426,148	$33,310,291
OBIC Co. Ltd.	1,061,000	43,266,621

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
SAP AG	432,961	$32,045,366

		$108,622,278
Computer Software - Systems - 1.5%
NICE Systems Ltd., ADR	985,814	$61,810,538

Consumer Products - 3.8%
L’Oreal S.A.	357,641	$67,541,466
Reckitt Benckiser Group PLC	828,220	74,748,526
Uni-Charm Corp.	876,300	19,304,508

		$161,594,500
Containers - 0.6%
Brambles Ltd.	2,890,951	$25,201,692

Electrical Equipment - 4.7%
Legrand S.A.	395,224	$22,241,979
Mettler-Toledo International, Inc. (a)	202,765	65,833,740
Prysmian S.p.A.	1,771,634	39,985,896
Schneider Electric S.A.	902,266	68,158,146

		$196,219,761
Electronics - 4.4%
MediaTek, Inc.	2,222,000	$29,916,508
Samsung Electronics Co. Ltd.	39,687	46,701,370
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,382,194	106,399,670

		$183,017,548
Energy - Independent - 1.3%
INPEX Corp.	3,288,000	$40,532,087
Oil Search Ltd.	2,529,472	14,605,455

		$55,137,542
Energy - Integrated - 1.3%
BG Group PLC	1,601,542	$27,831,449
Suncor Energy, Inc.	881,200	25,757,173

		$53,588,622
Food & Beverages - 7.6%
Chr. Hansen Holding A.S.	523,310	$25,546,295
Danone S.A.	1,618,993	111,187,100
M. Dias Branco S.A. Industria e Comercio de Alimentos	302,250	8,167,381
Nestle S.A.	1,869,610	145,017,363
Want Want China Holdings Ltd.	25,525,000	28,804,982

		$318,723,121

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 1.6%
Dairy Farm International Holdings Ltd.	1,353,500	$12,479,270
Loblaw Cos. Ltd.	450,459	22,910,527
Sundrug Co. Ltd.	631,400	33,259,759

		$68,649,556
Gaming & Lodging - 0.6%
Paddy Power PLC	296,448	$26,343,394

General Merchandise - 0.5%
Dollarama, Inc.	154,645	$8,565,413
Lojas Renner S.A.	396,115	13,308,261

		$21,873,674
Insurance - 2.4%
AIA Group Ltd.	15,373,200	$100,964,650

Internet - 0.4%
NAVER Corp.	27,642	$15,125,669

Machinery & Tools - 2.3%
Atlas Copco AB (a)	669,802	$467,404
Atlas Copco AB, “A”	674,875	20,404,946
Schindler Holding AG	175,523	30,758,779
Weir Group PLC	1,524,202	47,150,907

		$98,782,036
Major Banks - 1.6%
HSBC Holdings PLC	7,259,159	$69,087,932

Medical & Health Technology & Services - 1.2%
Fresenius Medical Care AG & Co. KGaA	586,298	$50,084,963

Medical Equipment - 1.9%
Essilor International S.A.	273,130	$33,342,632
Sonova Holding AG	173,053	26,090,983
Terumo Corp.	972,000	22,034,975

		$81,468,590
Network & Telecom - 1.1%
Ericsson, Inc., “B”	3,932,946	$44,142,724

Other Banks & Diversified Financials - 8.7%
Aeon Credit Service Co. Ltd.	1,347,000	$32,535,195
Credicorp Ltd.	193,320	27,285,185

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Grupo Financiero Banorte S.A. de C.V.	3,733,679	$21,077,396
HDFC Bank Ltd.	3,871,373	63,681,066
Julius Baer Group Ltd.	681,480	37,197,344
Kasikornbank PLC, NVDR	1,976,200	11,455,381
KBC Group N.V.	790,438	52,999,831
Sberbank of Russia	9,792,260	13,739,256
UBS AG	4,956,727	106,639,379

		$366,610,033
Pharmaceuticals - 11.2%
Bayer AG	785,148	$111,369,673
Novartis AG	1,008,492	103,547,883
Novo Nordisk A.S., “B”	1,245,430	69,543,498
Roche Holding AG	474,407	145,965,546
Shire PLC	473,991	40,822,635

		$471,249,235
Railroad & Shipping - 2.0%
Canadian National Railway Co.	1,408,415	$83,603,514

Restaurants - 1.5%
Whitbread PLC	786,623	$61,556,458

Specialty Chemicals - 7.8%
Akzo Nobel N.V.	532,631	$40,568,963
Croda International PLC	773,756	34,591,303
L’Air Liquide S.A.	380,390	49,005,870
LG Chemical Ltd.	118,863	26,634,411
Linde AG	384,245	73,789,551
Nippon Paint Holdings Co. Ltd.	716,300	22,111,681
Nitto Denko Corp.	424,500	32,788,625
Symrise AG	737,274	46,932,998

		$326,423,402
Telecommunications - Wireless - 0.7%
SoftBank Corp.	519,000	$30,982,256

Tobacco - 1.6%
ITC Ltd.	5,026,419	$25,719,314
Japan Tobacco, Inc.	1,101,000	39,951,107

		$65,670,421
Total Common Stocks (Identified Cost, $3,352,056,154)		$4,170,021,572

14

Portfolio of Investments – continued

Preferred Stocks - 0.0%
Issuer	Shares/Par	Value ($)
Aerospace - 0.0%
Rolls-Royce Holdings PLC, “C” (Identified Cost, $758,259) (a)	504,178,353	$770,586

Money Market Funds - 0.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	18,940,292	$18,940,292
Total Investments (Identified Cost, $3,371,754,705)		$4,189,732,450

Other Assets, Less Liabilities - 0.5%		18,998,851
Net Assets - 100.0%		$4,208,731,301

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,352,814,413)	$4,170,792,158
Underlying affiliated funds, at cost and value	18,940,292
Total investments, at value (identified cost, $3,371,754,705)	$4,189,732,450
Cash	951,317
Foreign currency, at value (identified cost, $3,237,745)	3,256,645
Receivables for
Investments sold	1,695,813
Fund shares sold	7,840,456
Interest and dividends	14,389,562
Other assets	12,403
Total assets	$4,217,878,646
Liabilities
Payables for
Investments purchased	$3,809,101
Fund shares reacquired	4,099,260
Payable to affiliates
Investment adviser	338,980
Shareholder servicing costs	523,707
Distribution and service fees	24,064
Payable for independent Trustees’ compensation	2,296
Accrued expenses and other liabilities	349,937
Total liabilities	$9,147,345
Net assets	$4,208,731,301
Net assets consist of
Paid-in capital	$3,428,044,476
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	817,731,519
Accumulated distributions in excess of net realized gain on investments and foreign currency	(78,160,540)
Undistributed net investment income	41,115,846
Net assets	$4,208,731,301
Shares of beneficial interest outstanding	144,831,045

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$576,218,178	20,373,893	$28.28
Class B	10,539,003	395,535	26.64
Class C	42,137,015	1,619,069	26.03
Class I	1,233,915,325	39,428,679	31.29
Class R1	1,320,621	51,480	25.65
Class R2	26,387,282	1,012,999	26.05
Class R3	68,514,367	2,440,969	28.07
Class R4	281,023,702	9,931,351	28.30
Class R5	1,968,675,808	69,577,070	28.29

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $30.01 [100 / 94.25 x $28.28]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$104,467,878
Interest	1,299,318
Dividends from underlying affiliated funds	32,230
Foreign taxes withheld	(8,858,529)
Total investment income	$96,940,897
Expenses
Management fee	$31,512,592
Distribution and service fees	2,124,852
Shareholder servicing costs	2,744,805
Administrative services fee	607,376
Independent Trustees’ compensation	48,194
Custodian fee	941,414
Shareholder communications	166,873
Audit and tax fees	69,091
Legal fees	35,014
Miscellaneous	277,790
Total expenses	$38,528,001
Fees paid indirectly	(424)
Reduction of expenses by investment adviser and distributor	(257,294)
Net expenses	$38,270,283
Net investment income	$58,670,614
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $440,713 country tax)	$(29,951,699)
Foreign currency	(1,690,530)
Net realized gain (loss) on investments and foreign currency	$(31,642,229)
Change in unrealized appreciation (depreciation)
Investments (net of $209,294 decrease in deferred country tax)	$(17,205,376)
Translation of assets and liabilities in foreign currencies	(220,495)
Net unrealized gain (loss) on investments and foreign currency translation	$(17,425,871)
Net realized and unrealized gain (loss) on investments and foreign currency	$(49,068,100)
Change in net assets from operations	$9,602,514

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2015	2014
Change in net assets
From operations
Net investment income	$58,670,614	$41,780,355
Net realized gain (loss) on investments and foreign currency	(31,642,229)	8,481,339
Net unrealized gain (loss) on investments and foreign currency translation	(17,425,871)	361,711,842
Change in net assets from operations	$9,602,514	$411,973,536
Distributions declared to shareholders
From net investment income	$(56,260,461)	$(21,565,019)
From net realized gain on investments	(34,773,538)	(21,736,069)
Total distributions declared to shareholders	$(91,033,999)	$(43,301,088)
Change in net assets from fund share transactions	$(1,922,943)	$827,390,377
Total change in net assets	$(83,354,428)	$1,196,062,825
Net assets
At beginning of period	4,292,085,729	3,096,022,904
At end of period (including undistributed net investment income of $41,115,846 and $43,001,970, respectively)	$4,208,731,301	$4,292,085,729

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.86	$26.25	$21.66	$25.60	$19.23
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.27	$0.22	$0.21	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.33)	2.65	4.69	(3.96)	6.35
Total from investment operations	$0.01	$2.92	$4.91	$(3.75)	$6.56
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.14)	$(0.23)	$(0.19)	$(0.19)
From net realized gain on investments	(0.25)	(0.17)	(0.09)	—	—
Total distributions declared to shareholders	$(0.59)	$(0.31)	$(0.32)	$(0.19)	$(0.19)
Net asset value, end of period (x)	$28.28	$28.86	$26.25	$21.66	$25.60
Total return (%) (r)(s)(t)(x)	0.26	11.20	22.76	(14.60)	34.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.22	1.32	1.32	1.33
Expenses after expense reductions (f)	1.19	1.22	1.32	1.32	1.33
Net investment income	1.23	0.98	0.88	0.92	0.92
Portfolio turnover	38	21	32	39	58
Net assets at end of period (000 omitted)	$576,218	$498,393	$306,765	$215,037	$282,410

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.18	$24.84	$20.50	$24.22	$18.20
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.01	$0.00 (w)	$0.03	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	2.55	4.48	(3.73)	5.99
Total from investment operations	$(0.17)	$2.56	$4.48	$(3.70)	$6.04
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.05)	$(0.05)	$(0.02)	$(0.02)
From net realized gain on investments	(0.25)	(0.17)	(0.09)	—	—
Total distributions declared to shareholders	$(0.37)	$(0.22)	$(0.14)	$(0.02)	$(0.02)
Net asset value, end of period (x)	$26.64	$27.18	$24.84	$20.50	$24.22
Total return (%) (r)(s)(t)(x)	(0.51)	10.34	21.91	(15.26)	33.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.98	2.07	2.07	2.08
Expenses after expense reductions (f)	1.94	1.97	2.07	2.07	2.08
Net investment income	0.41	0.03	0.02	0.14	0.25
Portfolio turnover	38	21	32	39	58
Net assets at end of period (000 omitted)	$10,539	$12,480	$13,157	$12,830	$17,387

Class C	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.59	$24.32	$20.09	$23.77	$17.90
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.02	$0.02	$0.03	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	2.49	4.36	(3.66)	5.87
Total from investment operations	$(0.16)	$2.51	$4.38	$(3.63)	$5.94
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.07)	$(0.06)	$(0.05)	$(0.07)
From net realized gain on investments	(0.25)	(0.17)	(0.09)	—	—
Total distributions declared to shareholders	$(0.40)	$(0.24)	$(0.15)	$(0.05)	$(0.07)
Net asset value, end of period (x)	$26.03	$26.59	$24.32	$20.09	$23.77
Total return (%) (r)(s)(t)(x)	(0.46)	10.35	21.86	(15.26)	33.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.98	2.07	2.07	2.08
Expenses after expense reductions (f)	1.94	1.97	2.07	2.07	2.08
Net investment income	0.43	0.10	0.07	0.16	0.31
Portfolio turnover	38	21	32	39	58
Net assets at end of period (000 omitted)	$42,137	$42,407	$36,202	$31,432	$40,549

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$31.84	$28.89	$23.79	$28.12	$21.10
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.34	$0.31	$0.32	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.33)	2.95	5.17	(4.38)	6.93
Total from investment operations	$0.10	$3.29	$5.48	$(4.06)	$7.26
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.17)	$(0.29)	$(0.27)	$(0.24)
From net realized gain on investments	(0.25)	(0.17)	(0.09)	—	—
Total distributions declared to shareholders	$(0.65)	$(0.34)	$(0.38)	$(0.27)	$(0.24)
Net asset value, end of period (x)	$31.29	$31.84	$28.89	$23.79	$28.12
Total return (%) (r)(s)(x)	0.51	11.44	23.12	(14.40)	34.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.98	1.07	1.07	1.08
Expenses after expense reductions (f)	0.94	0.97	1.07	1.07	1.08
Net investment income	1.40	1.14	1.15	1.27	1.32
Portfolio turnover	38	21	32	39	58
Net assets at end of period (000 omitted)	$1,233,915	$1,573,587	$1,071,717	$1,508,177	$1,357,929

Class R1	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.25	$24.03	$19.90	$23.73	$17.91
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.04	$0.02	$0.13	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	2.44	4.32	(3.76)	5.85
Total from investment operations	$(0.17)	$2.48	$4.34	$(3.63)	$5.93
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.09)	$(0.12)	$(0.20)	$(0.11)
From net realized gain on investments	(0.25)	(0.17)	(0.09)	—	—
Total distributions declared to shareholders	$(0.43)	$(0.26)	$(0.21)	$(0.20)	$(0.11)
Net asset value, end of period (x)	$25.65	$26.25	$24.03	$19.90	$23.73
Total return (%) (r)(s)(x)	(0.49)	10.36	21.88	(15.28)	33.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	1.97	2.07	2.08	2.07
Expenses after expense reductions (f)	1.94	1.97	2.07	2.08	2.07
Net investment income	0.40	0.17	0.11	0.61	0.37
Portfolio turnover	38	21	32	39	58
Net assets at end of period (000 omitted)	$1,321	$1,318	$841	$537	$197

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.62	$24.28	$20.08	$23.86	$17.98
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.16	$0.15	$0.20	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	2.47	4.34	(3.75)	5.79
Total from investment operations	$(0.05)	$2.63	$4.49	$(3.55)	$6.08
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.12)	$(0.20)	$(0.23)	$(0.20)
From net realized gain on investments	(0.25)	(0.17)	(0.09)	—	—
Total distributions declared to shareholders	$(0.52)	$(0.29)	$(0.29)	$(0.23)	$(0.20)
Net asset value, end of period (x)	$26.05	$26.62	$24.28	$20.08	$23.86
Total return (%) (r)(s)(x)	0.03	10.89	22.47	(14.84)	33.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.48	1.57	1.58	1.57
Expenses after expense reductions (f)	1.44	1.47	1.57	1.58	1.57
Net investment income	0.93	0.62	0.66	0.93	1.31
Portfolio turnover	38	21	32	39	58
Net assets at end of period (000 omitted)	$26,387	$27,316	$22,880	$11,521	$6,297

Class R3	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.63	$26.05	$21.51	$25.48	$19.15
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.24	$0.26	$0.24	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)	2.66	4.62	(3.97)	6.30
Total from investment operations	$0.02	$2.90	$4.88	$(3.73)	$6.54
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.15)	$(0.25)	$(0.24)	$(0.21)
From net realized gain on investments	(0.25)	(0.17)	(0.09)	—	—
Total distributions declared to shareholders	$(0.58)	$(0.32)	$(0.34)	$(0.24)	$(0.21)
Net asset value, end of period (x)	$28.07	$28.63	$26.05	$21.51	$25.48
Total return (%) (r)(s)(x)	0.27	11.19	22.77	(14.61)	34.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.23	1.32	1.33	1.33
Expenses after expense reductions (f)	1.19	1.22	1.32	1.33	1.33
Net investment income	1.17	0.87	1.05	1.06	1.07
Portfolio turnover	38	21	32	39	58
Net assets at end of period (000 omitted)	$68,514	$74,279	$51,599	$16,606	$9,455

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.87	$26.22	$21.62	$25.59	$19.22
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.30	$0.26	$0.36	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)	2.68	4.72	(4.06)	6.29
Total from investment operations	$0.08	$2.98	$4.98	$(3.70)	$6.61
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.16)	$(0.29)	$(0.27)	$(0.24)
From net realized gain on investments	(0.25)	(0.17)	(0.09)	—	—
Total distributions declared to shareholders	$(0.65)	$(0.33)	$(0.38)	$(0.27)	$(0.24)
Net asset value, end of period (x)	$28.30	$28.87	$26.22	$21.62	$25.59
Total return (%) (r)(s)(x)	0.52	11.44	23.12	(14.42)	34.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.98	1.07	1.07	1.08
Expenses after expense reductions (f)	0.94	0.97	1.07	1.07	1.08
Net investment income	1.51	1.10	1.06	1.59	1.37
Portfolio turnover	38	21	32	39	58
Net assets at end of period (000 omitted)	$281,024	$240,876	$214,830	$203,007	$115,489

Class R5 (y)	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.87	$26.20	$21.59	$25.57	$19.21
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.33	$0.31	$0.22	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	(0.33)	2.69	4.69	(3.94)	6.07
Total from investment operations	$0.10	$3.02	$5.00	$(3.72)	$6.59
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.18)	$(0.30)	$(0.26)	$(0.23)
From net realized gain on investments	(0.25)	(0.17)	(0.09)	—	—
Total distributions declared to shareholders	$(0.68)	$(0.35)	$(0.39)	$(0.26)	$(0.23)
Net asset value, end of period (x)	$28.29	$28.87	$26.20	$21.59	$25.57
Total return (%) (r)(s)(x)	0.60	11.58	23.25	(14.50)	34.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.88	0.98	1.17	1.17
Expenses after expense reductions (f)	0.83	0.88	0.98	1.17	1.17
Net investment income	1.56	1.22	1.23	0.95	2.23
Portfolio turnover	38	21	32	39	58
Net assets at end of period (000 omitted)	$1,968,676	$1,821,432	$1,378,032	$100	$143,976

See Notes to Financial Statements

24

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

26

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the

27

Notes to Financial Statements – continued

value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$796,804,813	$770,586	$—	$797,575,399
France	616,645,745	—	—	616,645,745
Switzerland	449,251,731	145,965,546	—	595,217,277
Germany	378,581,043	—	—	378,581,043
Japan	40,532,087	276,234,727	—	316,766,814
United States	170,512,826	—	—	170,512,826
Denmark	154,333,884	—	—	154,333,884
Canada	140,836,627	—	—	140,836,627
Taiwan	106,399,670	29,916,508	—	136,316,178
Other Countries	570,048,776	293,957,589	—	864,006,365
Mutual Funds	18,940,292	—	—	18,940,292
Total Investments	$3,442,887,494	$746,844,956	$—	$4,189,732,450

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $334,023,006 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $163,457,244 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates

28

Notes to Financial Statements – continued

prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained

29

Notes to Financial Statements – continued

subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

30

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/15	5/31/14
Ordinary income (including any short-term capital gains)	$73,314,236	$21,565,019
Long-term capital gains	17,719,763	21,736,069
Total distributions	$91,033,999	$43,301,088

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/15
Cost of investments	$3,409,507,670
Gross appreciation	845,143,261
Gross depreciation	(64,918,481)
Net unrealized appreciation (depreciation)	$780,224,780
Undistributed ordinary income	41,747,444
Undistributed long-term capital gain	2,337,160
Post-October capital loss deferral	(42,744,735)
Other temporary differences	(877,824)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/15	Year ended 5/31/14	Year ended 5/31/15	Year ended 5/31/14
Class A	$6,443,469	$1,905,097	$4,646,530	$2,221,901
Class B	48,440	24,135	102,909	83,111
Class C	237,288	104,110	395,273	255,890
Class I	16,193,461	7,452,943	10,121,477	7,478,535
Class R1	9,801	3,876	13,578	7,416
Class R2	272,239	115,560	245,678	162,014
Class R3	790,158	369,235	596,738	414,779
Class R4	3,402,601	1,237,260	2,088,944	1,266,768
Class R5	28,863,004	10,352,803	16,562,411	9,845,655
Total	$56,260,461	$21,565,019	$34,773,538	$21,736,069

31

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2016. For the year ended May 31, 2015, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2015, this management fee reduction amounted to $239,480, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 0.77% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $360,930 for the year ended May 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,291,345
Class B	0.75%	0.25%	1.00%	1.00%	110,120
Class C	0.75%	0.25%	1.00%	1.00%	409,117
Class R1	0.75%	0.25%	1.00%	1.00%	13,105
Class R2	0.25%	0.25%	0.50%	0.50%	128,504
Class R3	—	0.25%	0.25%	0.25%	172,661
Total Distribution and Service Fees					$2,124,852

32

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2015, this rebate amounted to $14,183, $25, and $52 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2015, were as follows:

Amount
Class A	$1,390
Class B	16,276
Class C	6,802

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2015, the fee was $150,744, which equated to 0.0037% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended May 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,594,061.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

33

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $135 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,211 at May 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended May 31, 2015, the aggregate fees paid by the fund under these agreements were $16,467 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $3,554, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 4,699 shares of Class R5 for an aggregate amount of $127,108. On March 18, 2015, MFS purchased 27,357 shares of Class I for an aggregate amount of $840,685.

(4) Portfolio Securities

For the year ended May 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $1,545,663,294 and $1,561,284,556, respectively.

34

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,138,032	$225,437,450	8,729,343	$239,673,463
Class B	29,954	783,589	48,019	1,239,617
Class C	309,813	7,924,245	436,631	11,019,297
Class I	14,919,456	453,475,374	18,420,507	548,470,777
Class R1	17,229	432,965	19,126	484,217
Class R2	295,085	7,509,728	384,664	9,720,137
Class R3	704,439	19,322,430	1,218,750	32,718,256
Class R4	2,898,939	79,920,156	3,569,933	98,170,445
Class R5	7,449,874	205,266,773	11,251,350	304,008,705
	34,762,821	$1,000,072,710	44,078,323	$1,245,504,914

Shares issued to shareholders in reinvestment of distributions
Class A	406,915	$10,372,272	134,977	$3,665,983
Class B	6,061	146,066	3,986	102,287
Class C	21,848	514,287	11,257	282,662
Class I	851,223	23,978,943	458,520	13,723,507
Class R1	1,008	23,379	455	11,292
Class R2	19,987	469,703	10,062	252,363
Class R3	54,818	1,386,896	29,102	784,014
Class R4	136,748	3,482,964	62,379	1,692,959
Class R5	1,779,288	45,300,664	744,781	20,198,458
	3,277,896	$85,675,174	1,455,519	$40,713,525

Shares reacquired
Class A	(5,441,087)	$(151,340,430)	(3,279,112)	$(89,664,479)
Class B	(99,655)	(2,584,802)	(122,584)	(3,141,982)
Class C	(307,346)	(7,751,096)	(341,456)	(8,616,786)
Class I	(25,758,541)	(777,205,516)	(6,559,918)	(194,884,706)
Class R1	(16,952)	(422,441)	(4,394)	(108,292)
Class R2	(328,132)	(8,397,403)	(311,004)	(7,817,868)
Class R3	(912,730)	(24,779,492)	(633,870)	(17,288,954)
Class R4	(1,447,979)	(39,821,840)	(3,482,752)	(95,941,792)
Class R5	(2,750,376)	(75,367,807)	(1,490,009)	(41,363,203)
	(37,062,798)	$(1,087,670,827)	(16,225,099)	$(458,828,062)

35

Notes to Financial Statements – continued

	Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount
Net change
Class A	3,103,860	$84,469,292	5,585,208	$153,674,967
Class B	(63,640)	(1,655,147)	(70,579)	(1,800,078)
Class C	24,315	687,436	106,432	2,685,173
Class I	(9,987,862)	(299,751,199)	12,319,109	367,309,578
Class R1	1,285	33,903	15,187	387,217
Class R2	(13,060)	(417,972)	83,722	2,154,632
Class R3	(153,473)	(4,070,166)	613,982	16,213,316
Class R4	1,587,708	43,581,280	149,560	3,921,612
Class R5	6,478,786	175,199,630	10,506,122	282,843,960
	977,919	$(1,922,943)	29,308,743	$827,390,377

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 27%, 7%, 5%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2015, the fund’s commitment fee and interest expense were $14,037 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	55,433,816	735,943,230	(772,436,754)	18,940,292

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$32,230	$18,940,292

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Fund (the Fund) (one of the series constituting MFS Series Trust X), as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Fund (one of the series constituting the MFS Series Trust X) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 16, 2015

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

42

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Antonelli Matthew Barrett Kevin Dwan

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $20,651,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $94,674,190. The fund intends to pass through foreign tax credits of $8,464,047 for the fiscal year.

44

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2015

MFS® INTERNATIONAL VALUE FUND

FGI-ANN

MFS® INTERNATIONAL VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic conditions were sluggish in early 2015. U.S. growth decelerated sharply, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady deceleration in China’s pace of growth and a struggling Japanese economy.

Other major economies and regions have struggled, leading central banks to step up their efforts to stimulate economic growth. The European Central Bank’s quantitative easing program has begun to make an impact. However, risks associated with a potential Greek debt default and potential eurozone exit have weighed on business and investor confidence.

Despite the People’s Bank of China’s targeted stimulative actions,

China’s economic growth rate has continued to decelerate to multi-decade lows, and Chinese equity markets are showing signs of strain.

In Puerto Rico, concerns about the island nation’s ability to pay its outstanding debt obligations resurfaced, which weighed on municipal bond markets.

The U.S. Federal Reserve has remained accommodative in the face of global headwinds and low inflation.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Nestle S.A.	3.9%
Danone S.A.	3.5%
Reckitt Benckiser Group PLC	3.1%
Colgate-Palmolive Co.	3.0%
KDDI Corp.	2.6%
Kao Corp.	2.4%
Brambles Ltd.	2.4%
Compass Group PLC	2.3%
Henkel AG & Co. KGaA	2.3%
Bayer AG	2.0%

Equity sectors (i)
Consumer Staples	27.1%
Financial Services	17.8%
Technology	12.3%
Special Products & Services	9.6%
Health Care	8.7%
Basic Materials	5.2%
Utilities & Communications	4.2%
Industrial Goods & Services	3.5%
Transportation	1.5%
Leisure	1.4%
Autos & Housing	1.4%
Energy	0.9%
Retailing	0.4%

Issuer country weightings (i)(x)
Japan	21.6%
United Kingdom	17.1%
United States	15.0%
Switzerland	11.9%
Germany	9.9%
France	7.7%
Netherlands	3.5%
Australia	3.0%
Sweden	2.0%
Other Countries	8.3%

Currency exposure weightings (i)(y)
Euro	23.2%
Japanese Yen	20.4%
British Pound Sterling	17.1%
United States Dollar	16.3%
Swiss Franc	11.9%
Australian Dollar	3.0%
Swedish Krona	2.0%
Canadian Dollar	1.6%
Taiwan Dollar	1.5%
Other Currencies	3.0%

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 5/31/15 and may not agree with the Portfolio of Investments due to the equivalent exposure of equity rights.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2015, Class A shares of the MFS International Value Fund (“fund”) provided a total return of 5.46%, at net asset value. This compares with a return of –2.51% for the fund’s benchmark, the MSCI EAFE Value Index.

Market Environment

A generally risk-friendly environment persisted in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates deeper into negative territory and announced non-conventional easing measures, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in US equities alongside a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, global bond yields rose abruptly, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased.

Contributors to Performance

An underweight allocation in the energy sector during the period was a primary contributor to relative performance. An underweight position in global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and the fund’s avoidance of weak performing integrated oil company Total (France) benefited relative performance.

The combination of favorable stock selection and an overweight allocation to the consumer staples sector benefited relative performance. Holdings of household and industrial products manufacturer Kao Corporation (b) (Japan), household products manufacturer Reckitt Benckiser (b) (United Kingdom) and cosmetic product manufacturer Kose (b) (Japan) also contributed to positive results.

Security selection in the financial services sector was another factor that positively impacted relative results. Avoiding weak performing financial services firm Banco Santander (Spain) and holding strong performing residential property management company Gagfah (b)(h) (Luxembourg) positively impacted relative results. Banco Santander, in the process of addressing it’s below average capital ratio, diluted shareholder value within the period.

Gagfah benefited from strong performance in its residential property portfolio during the period and accepted a takeover offer in January 2015 which is still pending regulatory approval.

4

Management Review – continued

Elsewhere, holdings of well-performing life science and technology material company Sigma-Aldrich (b) and electronic equipment and circuit company Analog Devices (b) contributed to relative results. An overweight position in telecommunications company KDDI (Japan) further boosted relative gains.

The fund’s cash and/or cash equivalents position during the period also contributed to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets fall, as measured by the fund’s benchmark, holding cash benefits performance versus the benchmark, which has no cash position.

Detractors from Performance

An underweight allocation to the autos & housing sector was a primary detractor from performance relative to the MSCI EAFE Value Index. Not holding car marker Toyota (Japan) hindered relative performance.

Elsewhere, not holding diversified financial services firm Mitsubishi UFJ Financial Group (Japan), tobacco product manufacturer Imperial Tobacco (United Kingdom) and financial services firm Mizuho Financial Group (Japan) weighed on results as all three securities outperformed the benchmark.

Holdings of mailroom equipment distributor Neopost (b) (France), pharmaceutical firm GlaxoSmithKline (b) (United Kingdom), retailer Espirit (b) (Hong Kong) and telecommunications equipment provider Ericsson (b) (Sweden) underperformed the benchmark and detracted from results.

Lastly, the timing of holding the global consumer products company Colgate-Palmolive (b) and an overweight position in aerospace and defense technology systems developer Cobham (United Kingdom) held back relative performance.

Respectfully,

Pablo De La Mata	Benjamin Stone
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective September 30, 2014, Pablo De La Mata became a Portfolio Manager of the fund. Effective December 31, 2014, Barnaby Wiener is no longer a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	5.46%	13.88%	8.86%	N/A
B	10/24/95	4.68%	13.04%	8.09%	N/A
C	7/01/96	4.64%	13.03%	8.09%	N/A
I	1/02/97	5.70%	14.17%	9.18%	N/A
R1	10/01/08	4.65%	13.04%	N/A	9.27%
R2	10/01/08	5.19%	13.60%	N/A	9.81%
R3	10/01/08	5.45%	13.88%	N/A	10.09%
R4	10/01/08	5.71%	14.17%	N/A	10.36%
R5	5/01/06	5.82%	14.19%	N/A	6.53%
Comparative benchmark
MSCI EAFE Value Index (f)		(2.51)%	9.77%	5.49%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(0.60)%	12.54%	8.22%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.68%	12.79%	8.09%	N/A
C With CDSC (1% for 12 months) (v)		3.64%	13.03%	8.09%	N/A
CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI EAFE Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

7

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2014 through May 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2014 through May 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/14	Ending Account Value 5/31/15	Expenses Paid During Period (p) 12/01/14-5/31/15
A	Actual	1.03%	$1,000.00	$1,066.41	$5.31
	Hypothetical (h)	1.03%	$1,000.00	$1,019.80	$5.19
B	Actual	1.78%	$1,000.00	$1,062.53	$9.15
	Hypothetical (h)	1.78%	$1,000.00	$1,016.06	$8.95
C	Actual	1.78%	$1,000.00	$1,062.14	$9.15
	Hypothetical (h)	1.78%	$1,000.00	$1,016.06	$8.95
I	Actual	0.78%	$1,000.00	$1,067.73	$4.02
	Hypothetical (h)	0.78%	$1,000.00	$1,021.04	$3.93
R1	Actual	1.78%	$1,000.00	$1,062.39	$9.15
	Hypothetical (h)	1.78%	$1,000.00	$1,016.06	$8.95
R2	Actual	1.28%	$1,000.00	$1,065.00	$6.59
	Hypothetical (h)	1.28%	$1,000.00	$1,018.55	$6.44
R3	Actual	1.03%	$1,000.00	$1,066.31	$5.31
	Hypothetical (h)	1.03%	$1,000.00	$1,019.80	$5.19
R4	Actual	0.78%	$1,000.00	$1,067.63	$4.02
	Hypothetical (h)	0.78%	$1,000.00	$1,021.04	$3.93
R5	Actual	0.68%	$1,000.00	$1,068.42	$3.51
	Hypothetical (h)	0.68%	$1,000.00	$1,021.54	$3.43

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 91.6%
Issuer	Shares/Par	Value ($)
Aerospace - 1.1%
Cobham PLC (h)	61,084,063	$276,068,115

Alcoholic Beverages - 3.6%
Heineken N.V.	5,417,677	$424,489,760
Pernod Ricard S.A.	4,096,003	506,321,966

		$930,811,726
Automotive - 0.8%
USS Co. Ltd.	11,385,700	$212,848,884

Broadcasting - 0.7%
Fuji Media Holdings, Inc.	7,230,800	$98,346,633
Nippon Television Holdings, Inc.	5,317,300	90,362,628

		$188,709,261
Brokerage & Asset Managers - 1.6%
Computershare Ltd.	16,332,745	$160,348,604
Daiwa Securities Group, Inc.	15,102,000	119,251,724
IG Group Holdings PLC	11,834,655	141,358,394

		$420,958,722
Business Services - 9.6%
Accenture PLC, “A”	2,232,541	$214,413,238
Amadeus IT Holding S.A.	8,368,455	380,832,174
Brenntag AG (l)	3,332,106	201,244,274
Bunzl PLC	15,132,997	438,530,998
Compass Group PLC	34,082,395	595,927,118
Intertek Group PLC	1,377,726	52,663,966
Nomura Research, Inc. (h)	11,325,000	433,459,386
SGS S.A.	81,369	156,357,306

		$2,473,428,460
Chemicals - 1.3%
Givaudan S.A.	180,724	$331,123,826

Computer Software - 1.8%
Cadence Design Systems, Inc. (a)	6,691,658	$132,427,912
Dassault Systems S.A. (l)	2,286,798	178,749,886
OBIC Co. Ltd.	3,623,000	147,742,665

		$458,920,463

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 0.5%
Geberit AG	386,443	$138,977,213

Consumer Products - 9.5%
Colgate-Palmolive Co.	11,616,451	$775,862,762
Kao Corp.	13,596,900	616,440,706
Kobayashi Pharmaceutical Co. Ltd. (h)	2,303,500	149,008,117
KOSE Corp.	1,709,900	111,335,978
Reckitt Benckiser Group PLC	8,821,497	796,157,905

		$2,448,805,468
Containers - 2.4%
Brambles Ltd.	70,093,490	$611,035,788

Electrical Equipment - 1.3%
Legrand S.A.	3,784,458	$212,977,544
Spectris PLC	3,350,558	119,728,810

		$332,706,354
Electronics - 8.6%
Altera Corp.	2,497,973	$122,025,981
Analog Devices, Inc.	7,140,752	485,285,506
ASM International N.V.	1,745,999	85,468,804
Halma PLC	16,649,398	194,287,382
Hirose Electric Co. Ltd.	1,883,800	267,568,608
Infineon Technologies AG	14,269,649	186,030,868
NVIDIA Corp.	8,416,063	186,247,474
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	16,079,808	390,417,738
Texas Instruments, Inc.	3,444,880	192,637,690
Xilinx, Inc.	2,149,652	101,936,498

		$2,211,906,549
Energy - Independent - 0.7%
Cairn Energy PLC (a)	19,605,056	$50,819,566
INPEX Corp.	11,401,600	140,550,683

		$191,370,249
Energy - Integrated - 0.2%
Royal Dutch Shell PLC, “A”	1,396,721	$41,478,160

Food & Beverages - 8.2%
Danone S.A.	13,105,577	$900,047,809
ITO EN Ltd.	2,362,100	51,045,926
Nestle S.A.	13,076,125	1,014,257,076
Toyo Suisan Kaisha Ltd.	4,205,800	145,025,860

		$2,110,376,671

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 4.9%
Amlin PLC	10,122,135	$75,434,991
Euler Hermes Group	719,731	79,680,444
Fairfax Financial Holdings Ltd.	832,339	419,241,578
Hiscox Ltd.	8,208,402	107,015,003
Jardine Lloyd Thompson Group PLC	6,987,062	111,061,863
Sony Financial Holdings, Inc.	7,006,400	122,228,686
Zurich Insurance Group AG	1,067,193	340,534,320

		$1,255,196,885
Leisure & Toys - 0.6%
Sankyo Co. Ltd.	1,910,000	$70,405,935
Yamaha Corp.	4,653,200	94,104,507

		$164,510,442
Machinery & Tools - 1.2%
Glory Ltd.	2,942,800	$92,478,138
Neopost S.A. (h)	2,396,732	113,861,472
Schindler Holding AG	509,864	89,348,940

		$295,688,550
Major Banks - 2.5%
Bank of Ireland (a)	260,290,132	$99,485,080
HSBC Holdings PLC	30,658,244	291,785,134
Sumitomo Mitsui Financial Group, Inc.	5,390,700	244,121,478

		$635,391,692
Medical Equipment - 1.0%
Nihon Kohden Corp. (h)	5,221,000	$125,870,963
Terumo Corp.	5,670,200	128,541,888

		$254,412,851
Network & Telecom - 2.0%
Ericsson, Inc., “B”	44,962,152	$504,647,622

Other Banks & Diversified Financials - 5.8%
Chiba Bank Ltd.	11,394,000	$89,478,650
DnB NOR A.S.A.	20,819,448	365,688,229
Hachijuni Bank Ltd.	11,177,000	84,593,517
ING Groep N.V.	23,006,105	378,382,404
Joyo Bank Ltd.	16,084,000	86,747,921
Julius Baer Group Ltd.	1,670,684	91,191,242
Jyske Bank A.S. (a)	1,418,837	68,406,627
North Pacific Bank Ltd.	16,752,700	70,232,295
Sydbank A.S.	1,906,851	73,913,197

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
UBS AG	4,819,544	$103,688,014
UniCredit S.p.A.	11,727,944	82,050,706

		$1,494,372,802
Pharmaceuticals - 7.7%
Bayer AG (l)	3,624,275	$514,086,924
GlaxoSmithKline PLC	20,512,330	455,687,431
Novartis AG	4,181,222	429,310,978
Roche Holding AG	1,245,062	383,080,676
Santen Pharmaceutical Co. Ltd.	14,885,500	206,069,832

		$1,988,235,841
Real Estate - 2.9%
Deutsche Annington Immobilien SE	8,571,471	$271,030,414
Deutsche Wohnen AG	10,586,590	257,892,457
LEG Immobilien AG	1,740,019	127,448,789
TAG Immobilien AG	6,656,175	85,605,690

		$741,977,350
Specialty Chemicals - 1.5%
Sigma-Aldrich Corp.	746,810	$104,030,633
Symrise AG	4,585,744	291,916,866

		$395,947,499
Specialty Stores - 0.4%
Esprit Holdings Ltd. (h)	99,156,121	$99,109,444

Telecommunications - Wireless - 3.6%
KDDI Corp.	29,761,800	$668,330,244
Vodafone Group PLC	66,295,051	258,734,290

		$927,064,534
Telephone Services - 0.6%
TDC A.S.	22,088,144	$165,187,548

Tobacco - 3.5%
British American Tobacco PLC	7,317,943	$403,265,938
Japan Tobacco, Inc.	13,748,200	498,869,949

		$902,135,887
Trucking - 1.5%
Yamato Holdings Co. Ltd.	18,993,000	$386,317,404
Total Common Stocks (Identified Cost, $19,607,213,465)		$23,589,722,260

14

Portfolio of Investments – continued

Preferred Stocks - 2.3%
Issuer	Shares/Par	Value ($)
Consumer Products - 2.3%
Henkel AG & Co. KGaA	4,901,366	$586,496,429

	Strike Price	First Exercise
Rights - 0.0%
Real Estate - 0.0%
Deutsche Wohnen AG Right (1 share for 1 right) (Identified Cost, $0) (a)	EUR 21.45	6/30/15		10,893,410	$358,927

Issuer/Expiration Date/Strike Price			Par Amount of Contracts
Put Options Purchased - 0.1%
JPY Currency - July 2015 @ $0.01 (Premiums Paid, $3,021,017)			JPY	36,757,020,312	$19,297,436

Call Options Purchased - 0.0%
EUR Currency - September 2015 @ JPY 152.25 (Premiums Paid, $3,928,219)			EUR	322,417,020	$341,117

Issuer			Shares/Par
Money Market Funds - 5.2%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)				1,343,626,371	$1,343,626,371

Collateral for Securities Loaned - 1.3%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)				347,007,433	$347,007,433
Total Investments (Identified Cost, $21,733,518,875)					$25,886,849,973

Other Assets, Less Liabilities - (0.5)%					(122,897,088)
Net Assets - 100.0%					$25,763,952,885

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

15

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
JPY	Japanese Yen

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $19,247,147,370)	$23,345,846,105
Underlying affiliated funds, at cost and value	1,343,626,371
Other affiliated issuers, at value (identified cost, $1,142,745,134)	1,197,377,497
Total investments, at value, including $322,048,882 of securities on loan (identified cost, $21,733,518,875)	$25,886,849,973
Foreign currency, at value (identified cost, $19,716,171)	19,953,256
Receivables for
Investments sold	31,348,600
Fund shares sold	227,589,408
Interest and dividends	105,413,184
Other assets	75,167
Total assets	$26,271,229,588
Liabilities
Payables for
Investments purchased	$106,798,438
Fund shares reacquired	44,382,320
Collateral for securities loaned, at value	347,007,433
Payable to affiliates
Investment adviser	1,624,178
Shareholder servicing costs	5,292,935
Distribution and service fees	347,859
Payable for independent Trustees’ compensation	973
Accrued expenses and other liabilities	1,822,567
Total liabilities	$507,276,703
Net assets	$25,763,952,885
Net assets consist of
Paid-in capital	$21,190,706,838
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	4,151,256,337
Accumulated net realized gain (loss) on investments and foreign currency	168,875,904
Undistributed net investment income	253,113,806
Net assets	$25,763,952,885
Shares of beneficial interest outstanding	702,279,545

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$6,891,864,899	191,063,817	$36.07
Class B	61,640,790	1,790,977	34.42
Class C	868,924,742	26,357,440	32.97
Class I	12,254,421,827	324,815,346	37.73
Class R1	13,540,343	405,983	33.35
Class R2	495,073,879	14,607,675	33.89
Class R3	1,056,938,705	29,456,110	35.88
Class R4	1,011,135,657	27,937,414	36.19
Class R5	3,110,412,043	85,844,783	36.23

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $38.27 [100 / 94.25 x $36.07]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$524,179,754
Interest	4,751,620
Dividends from other affiliated issuers	30,396,915
Dividends from underlying affiliated funds	1,026,255
Foreign taxes withheld	(40,113,701)
Total investment income	$520,240,843
Expenses
Management fee	$152,594,993
Distribution and service fees	25,914,169
Shareholder servicing costs	18,571,469
Administrative services fee	618,832
Independent Trustees’ compensation	165,355
Custodian fee	2,630,446
Shareholder communications	1,105,017
Audit and tax fees	74,021
Legal fees	171,468
Miscellaneous	1,511,844
Total expenses	$203,357,614
Fees paid indirectly	(946)
Reduction of expenses by investment adviser and distributor	(14,154,486)
Net expenses	$189,202,182
Net investment income	$331,038,661
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$344,447,914
Other affiliated issuers	1,127,461
Foreign currency	(9,040,986)
Net realized gain (loss) on investments and foreign currency	$336,534,389
Change in unrealized appreciation (depreciation)
Investments	$619,830,080
Translation of assets and liabilities in foreign currencies	(1,907,115)
Net unrealized gain (loss) on investments and foreign currency translation	$617,922,965
Net realized and unrealized gain (loss) on investments and foreign currency	$954,457,354
Change in net assets from operations	$1,285,496,015

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2015	2014
Change in net assets
From operations
Net investment income	$331,038,661	$424,612,002
Net realized gain (loss) on investments and foreign currency	336,534,389	182,689,507
Net unrealized gain (loss) on investments and foreign currency translation	617,922,965	1,996,557,852
Change in net assets from operations	$1,285,496,015	$2,603,859,361
Distributions declared to shareholders
From net investment income	$(436,480,449)	$(277,203,269)
From net realized gain on investments	(233,964,687)	(41,823,085)
Total distributions declared to shareholders	$(670,445,136)	$(319,026,354)
Change in net assets from fund share transactions	$6,137,977,870	$6,363,684,658
Total change in net assets	$6,753,028,749	$8,648,517,665
Net assets
At beginning of period	19,010,924,136	10,362,406,471
At end of period (including undistributed net investment income of $253,113,806 and $359,070,000, respectively)	$25,763,952,885	$19,010,924,136

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.33	$30.14	$23.78	$26.57	$20.75
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.93	$0.57	$0.67	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	1.33	4.96	6.25	(3.11)	5.66
Total from investment operations	$1.82	$5.89	$6.82	$(2.44)	$6.10
Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.60)	$(0.46)	$(0.35)	$(0.28)
From net realized gain on investments	(0.39)	(0.10)	—	—	—
Total distributions declared to shareholders	$(1.08)	$(0.70)	$(0.46)	$(0.35)	$(0.28)
Net asset value, end of period (x)	$36.07	$35.33	$30.14	$23.78	$26.57
Total return (%) (r)(s)(t)(x)	5.46	19.70	28.92	(9.15)	29.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.10	1.14	1.23	1.28
Expenses after expense reductions (f)	1.02	1.08	1.14	1.23	1.28
Net investment income	1.41	2.80	2.09	2.73	1.85
Portfolio turnover	14	18	12	15	24
Net assets at end of period (000 omitted)	$6,891,865	$5,775,931	$2,962,849	$1,699,622	$1,462,263

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$33.76	$28.85	$22.79	$25.50	$19.90
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.60	$0.33	$0.45	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	1.29	4.79	6.01	(2.96)	5.44
Total from investment operations	$1.49	$5.39	$6.34	$(2.51)	$5.68
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.38)	$(0.28)	$(0.20)	$(0.08)
From net realized gain on investments	(0.39)	(0.10)	—	—	—
Total distributions declared to shareholders	$(0.83)	$(0.48)	$(0.28)	$(0.20)	$(0.08)
Net asset value, end of period (x)	$34.42	$33.76	$28.85	$22.79	$25.50
Total return (%) (r)(s)(t)(x)	4.68	18.81	27.95	(9.82)	28.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.85	1.89	1.98	2.03
Expenses after expense reductions (f)	1.77	1.83	1.89	1.98	2.03
Net investment income	0.62	1.91	1.25	1.89	1.07
Portfolio turnover	14	18	12	15	24
Net assets at end of period (000 omitted)	$61,641	$54,371	$39,272	$29,232	$28,686

Class C	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$32.44	$27.81	$22.01	$24.64	$19.28
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.69	$0.38	$0.43	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	1.20	4.50	5.74	(2.86)	5.26
Total from investment operations	$1.42	$5.19	$6.12	$(2.43)	$5.50
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.46)	$(0.32)	$(0.20)	$(0.14)
From net realized gain on investments	(0.39)	(0.10)	—	—	—
Total distributions declared to shareholders	$(0.89)	$(0.56)	$(0.32)	$(0.20)	$(0.14)
Net asset value, end of period (x)	$32.97	$32.44	$27.81	$22.01	$24.64
Total return (%) (r)(s)(t)(x)	4.67	18.80	27.98	(9.82)	28.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.85	1.89	1.98	2.03
Expenses after expense reductions (f)	1.78	1.83	1.89	1.98	2.03
Net investment income	0.70	2.27	1.49	1.89	1.08
Portfolio turnover	14	18	12	15	24
Net assets at end of period (000 omitted)	$868,925	$520,228	$199,007	$92,451	$92,921

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$36.90	$31.43	$24.77	$27.66	$21.56
Income (loss) from investment operations
Net investment income (d)	$0.61	$1.04	$0.75	$0.81	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	1.38	5.19	6.42	(3.29)	5.88
Total from investment operations	$1.99	$6.23	$7.17	$(2.48)	$6.41
Less distributions declared to shareholders
From net investment income	$(0.77)	$(0.66)	$(0.51)	$(0.41)	$(0.31)
From net realized gain on investments	(0.39)	(0.10)	—	—	—
Total distributions declared to shareholders	$(1.16)	$(0.76)	$(0.51)	$(0.41)	$(0.31)
Net asset value, end of period (x)	$37.73	$36.90	$31.43	$24.77	$27.66
Total return (%) (r)(s)(x)	5.73	20.01	29.22	(8.90)	29.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.89	0.98	1.03
Expenses after expense reductions (f)	0.78	0.83	0.89	0.98	1.03
Net investment income	1.67	3.01	2.59	3.16	2.13
Portfolio turnover	14	18	12	15	24
Net assets at end of period (000 omitted)	$12,254,422	$8,552,022	$4,611,464	$2,348,278	$1,339,067

Class R1	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$32.83	$28.10	$22.27	$25.05	$19.61
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.66	$0.38	$0.76	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	1.20	4.60	5.80	(3.22)	5.27
Total from investment operations	$1.43	$5.26	$6.18	$(2.46)	$5.59
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.43)	$(0.35)	$(0.32)	$(0.15)
From net realized gain on investments	(0.39)	(0.10)	—	—	—
Total distributions declared to shareholders	$(0.91)	$(0.53)	$(0.35)	$(0.32)	$(0.15)
Net asset value, end of period (x)	$33.35	$32.83	$28.10	$22.27	$25.05
Total return (%) (r)(s)(x)	4.65	18.84	27.93	(9.77)	28.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.85	1.89	1.97	2.03
Expenses after expense reductions (f)	1.78	1.83	1.89	1.97	2.03
Net investment income	0.73	2.14	1.47	3.26	1.40
Portfolio turnover	14	18	12	15	24
Net assets at end of period (000 omitted)	$13,540	$7,362	$3,516	$1,454	$256

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$33.28	$28.43	$22.46	$25.13	$19.67
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.76	$0.46	$0.58	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	1.25	4.72	5.92	(2.95)	5.34
Total from investment operations	$1.62	$5.48	$6.38	$(2.37)	$5.72
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.53)	$(0.41)	$(0.30)	$(0.26)
From net realized gain on investments	(0.39)	(0.10)	—	—	—
Total distributions declared to shareholders	$(1.01)	$(0.63)	$(0.41)	$(0.30)	$(0.26)
Net asset value, end of period (x)	$33.89	$33.28	$28.43	$22.46	$25.13
Total return (%) (r)(s)(x)	5.19	19.42	28.61	(9.38)	29.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.35	1.39	1.48	1.53
Expenses after expense reductions (f)	1.28	1.33	1.39	1.48	1.53
Net investment income	1.14	2.44	1.77	2.46	1.69
Portfolio turnover	14	18	12	15	24
Net assets at end of period (000 omitted)	$495,074	$402,077	$265,545	$191,405	$190,555

Class R3	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.18	$30.01	$23.68	$26.50	$20.70
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.92	$0.59	$0.69	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	1.32	4.95	6.20	(3.12)	5.52
Total from investment operations	$1.80	$5.87	$6.79	$(2.43)	$6.08
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.60)	$(0.46)	$(0.39)	$(0.28)
From net realized gain on investments	(0.39)	(0.10)	—	—	—
Total distributions declared to shareholders	$(1.10)	$(0.70)	$(0.46)	$(0.39)	$(0.28)
Net asset value, end of period (x)	$35.88	$35.18	$30.01	$23.68	$26.50
Total return (%) (r)(s)(x)	5.45	19.73	28.90	(9.14)	29.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.10	1.14	1.23	1.28
Expenses after expense reductions (f)	1.03	1.08	1.14	1.23	1.28
Net investment income	1.38	2.79	2.15	2.80	2.32
Portfolio turnover	14	18	12	15	24
Net assets at end of period (000 omitted)	$1,056,939	$540,587	$294,139	$171,798	$109,906

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.45	$30.22	$23.83	$26.63	$20.77
Income (loss) from investment operations
Net investment income (d)	$0.58	$0.98	$0.67	$0.79	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	1.32	5.01	6.23	(3.18)	5.65
Total from investment operations	$1.90	$5.99	$6.90	$(2.39)	$6.17
Less distributions declared to shareholders
From net investment income	$(0.77)	$(0.66)	$(0.51)	$(0.41)	$(0.31)
From net realized gain on investments	(0.39)	(0.10)	—	—	—
Total distributions declared to shareholders	$(1.16)	$(0.76)	$(0.51)	$(0.41)	$(0.31)
Net asset value, end of period (x)	$36.19	$35.45	$30.22	$23.83	$26.63
Total return (%) (r)(s)(x)	5.71	20.02	29.24	(8.91)	29.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.89	0.98	1.03
Expenses after expense reductions (f)	0.78	0.83	0.89	0.98	1.03
Net investment income	1.65	2.97	2.42	3.19	2.14
Portfolio turnover	14	18	12	15	24
Net assets at end of period (000 omitted)	$1,011,136	$821,266	$492,660	$236,489	$107,858

Class R5 (y)	Years ended 5/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.48	$30.25	$23.84	$26.63	$20.78
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.99	$0.66	$0.74	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	1.34	5.02	6.27	(3.14)	5.68
Total from investment operations	$1.94	$6.01	$6.93	$(2.40)	$6.15
Less distributions declared to shareholders
From net investment income	$(0.80)	$(0.68)	$(0.52)	$(0.39)	$(0.30)
From net realized gain on investments	(0.39)	(0.10)	—	—	—
Total distributions declared to shareholders	$(1.19)	$(0.78)	$(0.52)	$(0.39)	$(0.30)
Net asset value, end of period (x)	$36.23	$35.48	$30.25	$23.84	$26.63
Total return (%) (r)(s)(x)	5.82	20.07	29.35	(8.95)	29.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.76	0.82	1.07	1.13
Expenses after expense reductions (f)	0.68	0.74	0.82	1.07	1.13
Net investment income	1.72	3.01	2.38	3.00	1.96
Portfolio turnover	14	18	12	15	24
Net assets at end of period (000 omitted)	$3,110,412	$2,337,079	$1,493,955	$100	$101,834

See Notes to Financial Statements

25

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial

28

Notes to Financial Statements – continued

condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$140,550,683	$5,410,828,518	$—	$5,551,379,201
United Kingdom	4,410,005,071	—	—	4,410,005,071
Switzerland	2,694,788,915	383,080,676	—	3,077,869,591
Germany	2,522,111,638	—	—	2,522,111,638
United States	2,314,867,693	—	—	2,314,867,693
France	1,991,639,121	—	—	1,991,639,121
Netherlands	888,340,968	—	—	888,340,968
Australia	—	771,384,391	—	771,384,391
Sweden	504,647,622	—	—	504,647,622
Other Countries	2,144,332,320	—	—	2,144,332,320
Purchased Currency Options	—	19,638,553	—	19,638,553
Mutual Funds	1,690,633,804	—	—	1,690,633,804
Total Investments	$19,301,917,835	$6,584,932,138	$—	$25,886,849,973

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,119,987,427 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $448,058,055 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring

29

Notes to Financial Statements – continued

after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Purchased Currency Options	$19,638,553

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2015 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$(529,385)

30

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2015 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$29,415,676

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the

31

Notes to Financial Statements – continued

Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $322,048,882 and a related liability of $347,007,433 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

32

Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

33

Notes to Financial Statements – continued

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/15	5/31/14
Ordinary income (including any short-term capital gains)	$506,104,660	$277,203,269
Long-term capital gains	164,340,476	41,823,085
Total distributions	$670,445,136	$319,026,354

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/15
Cost of investments	$21,814,089,437
Gross appreciation	4,410,481,418
Gross depreciation	(337,720,882)
Net unrealized appreciation (depreciation)	$4,072,760,536
Undistributed ordinary income	417,505,678
Undistributed long-term capital gain	92,877,141
Other temporary differences	(9,897,308)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/15	Year ended 5/31/14	Year ended 5/31/15	Year ended 5/31/14
Class A	$111,151,440	$76,901,268	$63,825,703	$12,305,992
Class B	712,980	575,671	633,744	143,283
Class C	9,567,765	5,087,756	7,480,422	1,054,181
Class I	210,500,671	130,329,078	107,728,246	18,855,927
Class R1	151,739	66,673	114,217	14,890
Class R2	8,009,442	5,542,541	5,088,809	1,008,989
Class R3	18,165,092	7,648,598	10,079,002	1,219,828
Class R4	18,942,033	13,049,721	9,700,676	1,887,754
Class R5	59,279,287	38,001,963	29,313,868	5,332,241
Total	$436,480,449	$277,203,269	$233,964,687	$41,823,085

34

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $10 billion to $15 billion; 0.55% of average daily net assets in excess of $15 billion to $20 billion; and 0.50% of average daily net assets in excess of $20 billion. This written agreement terminated on July 31, 2014. For the period June 1, 2014 through July 31, 2014, this management fee reduction amounted to $1,550,586, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $10 billion to $15 billion; 0.55% of average daily net assets in excess of $15 billion to $20 billion; 0.50% of average daily net assets in excess of $20 billion to $25 billion; and 0.45% of average daily net assets in excess of $25 billion. This written agreement will continue until July 31, 2015. For the period August 1, 2014 through May 31, 2015, this management fee reduction amounted to $11,286,474, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2015, this management fee reduction amounted to $1,275,160, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

Effective August 1, 2015, the investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $10 billion to $15 billion; 0.55% of average daily net assets in excess of $15 billion to $20 billion; 0.50% of average daily net assets in excess of $20 billion to $25 billion; 0.45% of average daily net assets in excess of $25 billion to $30 billion; and 0.43% of average daily net assets in excess of $30 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2016.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,115,554 for the year ended May 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

35

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$14,707,024
Class B	0.75%	0.25%	1.00%	1.00%	543,936
Class C	0.75%	0.25%	1.00%	1.00%	6,253,811
Class R1	0.75%	0.25%	1.00%	1.00%	95,396
Class R2	0.25%	0.25%	0.50%	0.50%	2,144,014
Class R3	—	0.25%	0.25%	0.25%	2,169,988
Total Distribution and Service Fees					$25,914,169

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2015, this rebate amounted to $25,509, $10, $111, and $143 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2015, were as follows:

Amount
Class A	$36,714
Class B	55,818
Class C	127,385

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2015, the fee was $755,316, which equated to 0.0035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended May 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $17,816,153.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

36

Notes to Financial Statements – continued

services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 0.0029% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $72 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $965 at May 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended May 31, 2015, the aggregate fees paid by the fund under these agreements were $83,216 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $16,493, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

37

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 5,164 shares of Class R1 and 4,274 shares of Class R5 for an aggregate amount of $292,326. On March 18, 2015, MFS purchased 28,215 shares of Class I for an aggregate amount of $1,058,629.

(4) Portfolio Securities

For the year ended May 31, 2015, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $8,385,289,129 and $2,850,078,665, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	81,587,105	$2,836,484,414	89,351,901	$2,940,489,820
Class B	413,885	13,969,431	443,865	13,969,300
Class C	12,872,035	414,882,662	10,026,090	305,755,452
Class I	141,558,507	5,160,862,714	110,286,806	3,761,301,238
Class R1	249,862	8,098,104	130,061	4,033,935
Class R2	5,762,973	189,015,447	5,957,359	184,092,501
Class R3	18,253,086	636,074,378	8,589,423	282,059,478
Class R4	12,015,994	419,543,581	11,219,193	371,920,587
Class R5	24,340,687	859,977,231	18,165,077	607,336,277
	297,054,134	$10,538,907,962	254,169,775	$8,470,958,588

Shares issued to shareholders in reinvestment of distributions
Class A	5,035,491	$164,660,567	2,555,210	$83,675,773
Class B	40,120	1,256,168	21,380	671,782
Class C	468,918	14,062,854	161,297	4,869,244
Class I	6,715,110	229,388,170	2,756,840	94,131,514
Class R1	8,766	265,956	2,664	81,400
Class R2	402,632	12,384,955	201,496	6,222,178
Class R3	868,246	28,244,030	272,057	8,868,139
Class R4	786,555	25,775,413	397,328	13,033,191
Class R5	2,665,833	87,439,336	1,308,932	42,960,017
	16,991,671	$563,477,449	7,677,204	$254,513,238

38

Notes to Financial Statements – continued

	Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(59,024,688)	$(2,044,352,752)	(26,735,779)	$(882,420,734)
Class B	(273,488)	(9,033,443)	(216,068)	(6,805,937)
Class C	(3,020,380)	(95,601,251)	(1,307,430)	(39,836,297)
Class I	(55,209,033)	(1,995,692,556)	(28,003,283)	(961,391,047)
Class R1	(76,907)	(2,491,885)	(33,553)	(1,027,048)
Class R2	(3,639,463)	(119,040,358)	(3,416,856)	(105,688,107)
Class R3	(5,032,279)	(173,398,703)	(3,294,405)	(108,425,264)
Class R4	(8,032,247)	(281,407,339)	(4,750,762)	(156,518,872)
Class R5	(7,023,423)	(243,389,254)	(3,006,910)	(99,673,862)
	(141,331,908)	$(4,964,407,541)	(70,765,046)	$(2,361,787,168)

Net change
Class A	27,597,908	$956,792,229	65,171,332	$2,141,744,859
Class B	180,517	6,192,156	249,177	7,835,145
Class C	10,320,573	333,344,265	8,879,957	270,788,399
Class I	93,064,584	3,394,558,328	85,040,363	2,894,041,705
Class R1	181,721	5,872,175	99,172	3,088,287
Class R2	2,526,142	82,360,044	2,741,999	84,626,572
Class R3	14,089,053	490,919,705	5,567,075	182,502,353
Class R4	4,770,302	163,911,655	6,865,759	228,434,906
Class R5	19,983,097	704,027,313	16,467,099	550,622,432
	172,713,897	$6,137,977,870	191,081,933	$6,363,684,658

Effective at the close of business on May 29, 2015, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund and the MFS Growth Allocation Fund were the owners of record of approximately 4% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month

39

Notes to Financial Statements – continued

LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2015, the fund’s commitment fee and interest expense were $72,454 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,201,741,642	4,164,693,315	(4,022,808,586)	1,343,626,371

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,026,255	$1,343,626,371

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Cobham PLC	51,446,043	9,638,020	—	61,084,063
Esprit Holdings	69,938,621	29,217,500	—	99,156,121
Kobayashi Pharmaceutical Co. Ltd.	2,070,100	388,000	(154,600)	2,303,500
Neopost S.A.	2,320,259	76,473	—	2,396,732
Nihon Kohden Corp	1,945,200	3,275,800	—	5,221,000
Nomura Research Trust	8,074,300	3,250,700	—	11,325,000

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Cobham PLC	$—	$—	$9,998,885	$276,068,115
Esprit Holdings	—	—	688,129	99,109,444
Kobayashi Pharmaceutical Co. Ltd.	1,153,627	—	1,834,086	149,008,117
Neopost S.A.	(26,166)	—	10,498,533	113,861,472
Nihon Kohden Corp	—	—	1,400,390	125,870,963
Nomura Research Trust	—	—	5,976,892	433,459,386

	$1,127,461	$—	$30,396,915	$1,197,377,497

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Fund (the Fund) (one of the series constituting MFS Series Trust X), as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Fund (one of the series constituting the MFS Series Trust X) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 16, 2015

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

45

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Pablo De La Mata Benjamin Stone

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $214,348,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $486,432,628. The fund intends to pass through foreign tax credits of $33,241,336 for the fiscal year.

47

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2015

MFS® ASSET ALLOCATION FUNDS

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

AAF-ANN

MFS® ASSET ALLOCATION FUNDS

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic conditions were sluggish in early 2015. U.S. growth decelerated sharply, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady deceleration in China’s pace of growth and a struggling Japanese economy.

Other major economies and regions have struggled, leading central banks to step up their efforts to stimulate economic growth. The European Central Bank’s quantitative easing program has begun to make an impact. However, risks associated with a potential Greek debt default and potential eurozone exit have weighed on business and investor confidence.

Despite the People’s Bank of China’s targeted stimulative actions, China’s economic growth rate has continued to decelerate to multi-decade lows, and Chinese equity markets are showing signs of strain.

In Puerto Rico, concerns about the island nation’s ability to pay its outstanding debt obligations resurfaced, which weighed on municipal bond markets.

The U.S. Federal Reserve has remained accommodative in the face of global headwinds and low inflation.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Conservative Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Total Return Bond Fund	15.0%
MFS Limited Maturity Fund	10.0%
MFS Government Securities Fund	10.0%
MFS Inflation-Adjusted Bond Fund	10.0%
MFS Value Fund	6.1%
MFS Research Fund	6.0%
MFS Growth Fund	6.0%
MFS High Income Fund	5.0%
MFS Global Bond Fund	4.9%
MFS Research International Fund	4.0%
MFS Mid Cap Value Fund	4.0%
MFS Mid Cap Growth Fund	4.0%
MFS Emerging Markets Debt Fund	3.0%
MFS International Growth Fund	2.0%
MFS International Value Fund	2.0%
MFS Absolute Return Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS New Discovery Fund	1.0%
MFS New Discovery Value Fund	1.0%
MFS Commodity Strategy Fund	1.0%
MFS Global Real Estate Fund	1.0%
Cash & Other (o)	0.0%

Portfolio actual allocation

(o)	Less than 0.1%.

Cash & Other can include cash, other assets less liabilities, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 5/31/15.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Moderate Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Government Securities Fund	9.9%
MFS Research Fund	8.1%
MFS Growth Fund	8.0%
MFS Value Fund	8.0%
MFS Total Return Bond Fund	7.9%
MFS Mid Cap Growth Fund	7.1%
MFS Mid Cap Value Fund	7.1%
MFS Inflation-Adjusted Bond Fund	6.9%
MFS Research International Fund	6.2%
MFS High Income Fund	5.0%
MFS Global Bond Fund	4.9%
MFS International Growth Fund	3.1%
MFS International Value Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS Commodity Strategy Fund	2.9%
MFS Global Real Estate Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	1.9%
MFS New Discovery Fund	1.5%
MFS New Discovery Value Fund	1.5%
MFS International New Discovery Fund	1.0%
MFS Absolute Return Fund	1.0%
Cash & Other (o)	0.0%

Portfolio actual allocation

(o)	Less than 0.1%.

Cash & Other can include cash, other assets less liabilities, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 5/31/15.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Growth Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Growth Fund	11.0%
MFS Value Fund	11.0%
MFS Mid Cap Growth Fund	9.1%
MFS Mid Cap Value Fund	9.1%
MFS Research Fund	8.0%
MFS Research International Fund	7.1%
MFS International Growth Fund	5.0%
MFS High Income Fund	5.0%
MFS International Value Fund	5.0%
MFS Inflation-Adjusted Bond Fund	5.0%
MFS Commodity Strategy Fund	3.9%
MFS Emerging Markets Debt Fund	3.0%
MFS Total Return Bond Fund	3.0%
MFS Global Real Estate Fund	2.9%
MFS New Discovery Fund	2.0%
MFS International New Discovery Fund	2.0%
MFS New Discovery Value Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS Global Bond Fund	1.9%
MFS Absolute Return Fund	1.0%
MFS Emerging Markets Equity Fund	1.0%
Cash & Other (o)	0.0%

Portfolio actual allocation

(o)	Less than 0.1%.

Cash & Other can include cash, other assets less liabilities, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 5/31/15.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Value Fund	13.0%
MFS Growth Fund	13.0%
MFS Mid Cap Growth Fund	10.1%
MFS Mid Cap Value Fund	10.0%
MFS Research Fund	9.0%
MFS Research International Fund	8.0%
MFS International Growth Fund	8.0%
MFS International Value Fund	8.0%
MFS Commodity Strategy Fund	5.0%
MFS Global Real Estate Fund	4.9%
MFS International New Discovery Fund	4.0%
MFS New Discovery Fund	2.5%
MFS New Discovery Value Fund	2.5%
MFS Emerging Markets Equity Fund	2.0%
Cash & Other (o)	0.0%

Portfolio actual allocation

(o)	Less than 0.1%.

Cash & Other can include cash, other assets less liabilities, and short-term securities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to certain risks associated with assets included in “Other”.

Percentages are based on net assets as of 5/31/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Market Environment

A generally risk-friendly environment persisted in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates deeper into negative territory and announced non-conventional easing measures, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations. A dominant trend for most of the period was the ongoing rise in US equities alongside a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, global bond yields rose abruptly, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased.

MFS Conservative Allocation Fund

Summary of Results

For the twelve months ended May 31, 2015, Class A shares of the MFS Conservative Allocation Fund (“fund”) provided a total return of 3.16%, at net asset value. This compares with a return of 3.03% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (“Blended Index”), generated a return of 5.01%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, bond markets underperformed US equity markets while outpacing international stocks. Within the fixed income segment of the portfolio, the MFS Global Bond Fund, MFS Inflation-Adjusted Bond Fund and MFS Limited Maturity Fund detracted from relative performance as these bond funds underperformed the rest of the bond market.

Within the US equity segment, the fund’s investment in the MFS Mid Cap Growth Fund supported relative results as growth outperformed value. Poor relative performance in the MFS Growth Fund and MFS New Discovery Fund offset positive effects from favorable allocation to other US growth funds. Within the international equity segment, the MFS International Value Fund was a primary positive driver contributing to relative performance as the fund outpaced its respective market segment.

Within the specialty funds segment, the MFS Commodity Strategy Fund held back relative performance while the MFS Global Real Estate Fund contributed positively to relative results.

MFS Moderate Allocation Fund

Summary of Results

For the twelve months ended May 31, 2015, Class A shares of the MFS Moderate Allocation Fund (“fund”) provided a total return of 4.02%, at net asset value. This compares with a return of 11.81% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (“Blended Index”), generated a return of 5.38%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, bond markets underperformed US equity markets while outpacing international stocks. Within the fixed income segment of the portfolio, the MFS Global Bond Fund and MFS Inflation-Adjusted Bond Fund detracted from relative performance as these bond funds underperformed the rest of the bond market.

Within the US equity segment, the fund’s investment in the MFS Mid Cap Growth Fund supported relative results as growth outperformed value. Poor relative performance in the MFS Growth Fund and MFS New Discovery Fund offset positive effects from favorable allocation to other US growth funds. Within the international equity segment, the MFS International Value Fund was a primary positive driver contributing to relative performance as the fund outpaced its respective market segment.

Within the specialty funds segment, the MFS Commodity Strategy Fund held back relative performance while the MFS Global Real Estate Fund contributed positively to relative results.

MFS Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2015, Class A shares of the MFS Growth Allocation Fund (“fund”) provided a total return of 4.82%, at net asset value. This compares with a return of 11.81% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index.

Management Review – continued

The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (“Blended Index”), generated a return of 5.81%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, bond markets underperformed US equity markets while outpacing international stocks. Within the fixed income segment of the portfolio, the MFS Global Bond Fund and MFS Inflation-Adjusted Bond Fund detracted from relative performance as these bond funds underperformed the rest of the bond market.

Within the US equity segment, the fund’s investment in the MFS Mid Cap Growth Fund supported relative results as growth outperformed value. Poor relative performance in the MFS Growth Fund and MFS New Discovery Fund offset positive effects from favorable allocation to other US growth funds. Within the international equity segment, the MFS International Value Fund was a primary positive driver contributing to relative performance as the fund outpaced its respective market segment.

Within the specialty funds segment, the MFS Commodity Strategy Fund held back relative performance while the MFS Global Real Estate Fund contributed positively to relative results.

MFS Aggressive Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2015, Class A shares of the MFS Aggressive Growth Allocation Fund (“fund”) provided a total return of 5.89%, at net asset value. This compares with a return of 11.81% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (“Blended Index”), generated a return of 5.88%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

Within the US equity segment, the fund’s investment in the MFS Value Fund and MFS Mid Cap Value Fund held back relative results as value funds lagged growth funds during the reporting period. Poor performance in the MFS Growth Fund and MFS New Discovery Fund relative to their respective market segments offset positive effects from favorable allocation to other US growth funds. Conversely, the fund’s investment in the MFS Mid Cap Growth Fund supported relative results. Within the international equity segment, the MFS International Value Fund was a primary positive driver contributing to relative performance as the fund outpaced its respective market segment.

Within the specialty funds segment, the MFS Commodity Strategy Fund held back relative performance while the MFS Global Real Estate Fund contributed positively to relative results.

Respectfully,

Joseph Flaherty

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 5/31/15

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Conservative Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/15

Without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	3.16%	7.66%	6.06%
B	6/28/02	2.34%	6.85%	5.31%
C	6/28/02	2.39%	6.86%	5.31%
I	6/28/02	3.39%	7.93%	6.36%
R1	4/01/05	2.33%	6.85%	5.29%
R2	10/31/03	2.85%	7.39%	5.79%
R3	4/01/05	3.12%	7.66%	6.06%
R4	4/01/05	3.42%	7.94%	6.36%
529A	7/31/02	3.06%	7.58%	5.93%
529B	7/31/02	2.31%	6.78%	5.18%
529C	7/31/02	2.28%	6.78%	5.18%

Comparative benchmarks
Barclays U.S. Aggregate Bond Index (f)		3.03%	3.90%	4.61%
MFS Conservative Allocation Fund Blended Index (f)(w)		5.01%	8.13%	5.86%
Bloomberg Commodity Index (f)		(24.55)%	(4.18)%	(2.63)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		5.89%	12.82%	7.02%
MSCI EAFE Index (f)		(0.06)%	10.44%	6.05%
Standard & Poor’s 500 Stock Index (f)		11.81%	16.54%	8.12%

Performance Summary – continued

With sales charge
Share Class	1-yr	5-yr	10-yr
A With initial Sales Charge (5.75%)	(2.77)%	6.40%	5.44%
B With CDSC (Declining over six years from 4% to 0%) (v)	(1.66)%	6.54%	5.31%
C With CDSC (1% for 12 months) (v)	1.39%	6.86%	5.31%
529A With initial Sales Charge (5.75%)	(2.86)%	6.32%	5.31%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(1.69)%	6.47%	5.18%
529C With CDSC (1% for 12 months) (v)	1.28%	6.78%	5.18%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2015, the MFS Conservative Allocation Fund Blended Index was comprised of 62% Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index, 1% Bloomberg Commodity Index, and 1% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

MFS Moderate Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/15

Without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	4.02%	9.82%	6.64%
B	6/28/02	3.29%	9.00%	5.89%
C	6/28/02	3.27%	9.00%	5.89%
I	6/28/02	4.28%	10.09%	6.96%
R1	4/01/05	3.26%	9.00%	5.86%
R2	10/31/03	3.83%	9.55%	6.38%
R3	4/01/05	4.04%	9.82%	6.65%
R4	4/01/05	4.34%	10.11%	6.92%
529A	7/31/02	4.00%	9.76%	6.52%
529B	7/31/02	3.21%	8.94%	5.76%
529C	7/31/02	3.20%	8.94%	5.76%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		11.81%	16.54%	8.12%
MFS Moderate Allocation Fund Blended Index (f)(w)		5.38%	10.01%	6.33%
Barclays U.S. Aggregate Bond Index (f)		3.03%	3.90%	4.61%
Bloomberg Commodity Index (f)		(24.55)%	(4.18)%	(2.63)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		5.89%	12.82%	7.02%
MSCI EAFE Index (f)		(0.06)%	10.44%	6.05%

Performance Summary – continued

With sales charge
Share Class	1-yr	5-yr	10-yr
A With initial Sales Charge (5.75%)	(1.96)%	8.52%	6.01%
B With CDSC (Declining over six years from 4% to 0%) (v)	(0.71)%	8.71%	5.89%
C With CDSC (1% for 12 months) (v)	2.27%	9.00%	5.89%
529A With initial Sales Charge (5.75%)	(1.98)%	8.47%	5.89%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(0.79)%	8.65%	5.76%
529C With CDSC (1% for 12 months) (v)	2.20%	8.94%	5.76%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2015, the MFS Moderate Allocation Fund Blended Index was comprised of 41% Barclays U.S. Aggregate Bond Index, 41% Standard & Poor’s 500 Stock Index, 13% MSCI EAFE Index, 3% Bloomberg Commodity Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

MFS Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/15

Without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	4.82%	11.70%	7.08%
B	6/28/02	4.03%	10.85%	6.31%
C	6/28/02	4.02%	10.86%	6.31%
I	6/28/02	5.09%	11.97%	7.39%
R1	4/01/05	4.08%	10.86%	6.29%
R2	10/31/03	4.59%	11.41%	6.80%
R3	4/01/05	4.85%	11.71%	7.07%
R4	4/01/05	5.07%	11.96%	7.35%
529A	7/31/02	4.81%	11.64%	6.94%
529B	7/31/02	3.98%	10.80%	6.19%
529C	7/31/02	4.04%	10.80%	6.18%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		11.81%	16.54%	8.12%
MFS Growth Allocation Fund Blended Index (f)(w)		5.81%	11.84%	6.77%
Barclays U.S. Aggregate Bond Index (f)		3.03%	3.90%	4.61%
Bloomberg Commodity Index (f)		(24.55)%	(4.18)%	(2.63)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		5.89%	12.82%	7.02%
MSCI EAFE Index (f)		(0.06)%	10.44%	6.05%

Performance Summary – continued

With sales charge
Share Class	1-yr	5-yr	10-yr
A With initial Sales Charge (5.75%)	(1.21)%	10.38%	6.44%
B With CDSC (Declining over six years from 4% to 0%) (v)	0.03%	10.59%	6.31%
C With CDSC (1% for 12 months) (v)	3.02%	10.86%	6.31%
529A With initial Sales Charge (5.75%)	(1.22)%	10.33%	6.31%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(0.02)%	10.53%	6.19%
529C With CDSC (1% for 12 months) (v)	3.04%	10.80%	6.18%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2015, the MFS Growth Allocation Fund Blended Index was comprised of 52% Standard & Poor’s 500 Stock Index, 21% Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index, 4% Bloomberg Commodity Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

MFS Aggressive Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/15

Without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	5.89%	13.23%	7.16%
B	6/28/02	5.12%	12.39%	6.41%
C	6/28/02	5.08%	12.38%	6.41%
I	6/28/02	6.16%	13.53%	7.48%
R1	4/01/05	5.08%	12.39%	6.37%
R2	10/31/03	5.61%	12.95%	6.89%
R3	4/01/05	5.89%	13.22%	7.16%
R4	4/01/05	6.18%	13.53%	7.46%
529A	7/31/02	5.84%	13.17%	7.04%
529B	7/31/02	5.05%	12.32%	6.27%
529C	7/31/02	5.06%	12.33%	6.28%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		11.81%	16.54%	8.12%
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)		5.88%	13.52%	6.90%
Bloomberg Commodity Index (f)		(24.55)%	(4.18)%	(2.63)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		5.89%	12.82%	7.02%
MSCI EAFE Index (f)		(0.06)%	10.44%	6.05%

Performance Summary – continued

With sales charge
Share Class	1-yr	5-yr	10-yr
A With initial Sales Charge (5.75%)	(0.20)%	11.90%	6.53%
B With CDSC (Declining over six years from 4% to 0%) (v)	1.12%	12.14%	6.41%
C With CDSC (1% for 12 months) (v)	4.08%	12.38%	6.41%
529A With initial Sales Charge (5.75%)	(0.25)%	11.83%	6.41%
529B With CDSC (Declining over six years from 4% to 0%) (v)	1.05%	12.06%	6.27%
529C With CDSC (1% for 12 months) (v)	4.06%	12.33%	6.28%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2015, the Aggressive Growth Allocation Fund Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index, 30% MSCI EAFE Index, 5% Bloomberg Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index) – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2014 through May 31, 2015

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2014 through May 31, 2015.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables – continued

MFS CONSERVATIVE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/14	Ending Account Value 5/31/15	Expenses Paid During Period (p) 12/01/14-5/31/15
A	Actual	0.34%	$1,000.00	$1,016.89	$1.71
	Hypothetical (h)	0.34%	$1,000.00	$1,023.24	$1.72
B	Actual	1.09%	$1,000.00	$1,012.51	$5.47
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
C	Actual	1.09%	$1,000.00	$1,012.74	$5.47
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
I	Actual	0.09%	$1,000.00	$1,017.32	$0.45
	Hypothetical (h)	0.09%	$1,000.00	$1,024.48	$0.45
R1	Actual	1.09%	$1,000.00	$1,012.09	$5.47
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
R2	Actual	0.59%	$1,000.00	$1,014.72	$2.96
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R3	Actual	0.34%	$1,000.00	$1,016.33	$1.71
	Hypothetical (h)	0.34%	$1,000.00	$1,023.24	$1.72
R4	Actual	0.09%	$1,000.00	$1,017.45	$0.45
	Hypothetical (h)	0.09%	$1,000.00	$1,024.48	$0.45
529A	Actual	0.38%	$1,000.00	$1,016.05	$1.91
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
529B	Actual	1.14%	$1,000.00	$1,012.33	$5.72
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
529C	Actual	1.14%	$1,000.00	$1,011.83	$5.72
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Conservative Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS MODERATE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/14	Ending Account Value 5/31/15	Expenses Paid During Period (p) 12/01/14-5/31/15
A	Actual	0.35%	$1,000.00	$1,021.90	$1.76
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$1,019.01	$5.54
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$1,018.58	$5.54
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$1,023.47	$0.50
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$1,018.95	$5.54
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$1,021.06	$3.02
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$1,022.60	$1.76
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$1,023.76	$0.50
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
529A	Actual	0.39%	$1,000.00	$1,022.40	$1.97
	Hypothetical (h)	0.39%	$1,000.00	$1,022.99	$1.97
529B	Actual	1.15%	$1,000.00	$1,018.44	$5.79
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.15%	$1,000.00	$1,018.67	$5.79
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Moderate Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/14	Ending Account Value 5/31/15	Expenses Paid During Period (p) 12/01/14-5/31/15
A	Actual	0.36%	$1,000.00	$1,029.31	$1.82
	Hypothetical (h)	0.36%	$1,000.00	$1,023.14	$1.82
B	Actual	1.11%	$1,000.00	$1,025.18	$5.60
	Hypothetical (h)	1.11%	$1,000.00	$1,019.40	$5.59
C	Actual	1.11%	$1,000.00	$1,025.51	$5.61
	Hypothetical (h)	1.11%	$1,000.00	$1,019.40	$5.59
I	Actual	0.11%	$1,000.00	$1,030.96	$0.56
	Hypothetical (h)	0.11%	$1,000.00	$1,024.38	$0.56
R1	Actual	1.11%	$1,000.00	$1,025.87	$5.61
	Hypothetical (h)	1.11%	$1,000.00	$1,019.40	$5.59
R2	Actual	0.61%	$1,000.00	$1,028.33	$3.08
	Hypothetical (h)	0.61%	$1,000.00	$1,021.89	$3.07
R3	Actual	0.36%	$1,000.00	$1,029.45	$1.82
	Hypothetical (h)	0.36%	$1,000.00	$1,023.14	$1.82
R4	Actual	0.11%	$1,000.00	$1,030.68	$0.56
	Hypothetical (h)	0.11%	$1,000.00	$1,024.38	$0.56
529A	Actual	0.40%	$1,000.00	$1,029.59	$2.02
	Hypothetical (h)	0.40%	$1,000.00	$1,022.94	$2.02
529B	Actual	1.15%	$1,000.00	$1,025.69	$5.81
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.15%	$1,000.00	$1,025.55	$5.81
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/14	Ending Account Value 5/31/15	Expenses Paid During Period (p) 12/01/14-5/31/15
A	Actual	0.38%	$1,000.00	$1,037.49	$1.93
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
B	Actual	1.13%	$1,000.00	$1,033.80	$5.73
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
C	Actual	1.13%	$1,000.00	$1,033.82	$5.73
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
I	Actual	0.13%	$1,000.00	$1,038.91	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
R1	Actual	1.13%	$1,000.00	$1,033.55	$5.73
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
R2	Actual	0.63%	$1,000.00	$1,035.90	$3.20
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R3	Actual	0.38%	$1,000.00	$1,037.29	$1.93
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
R4	Actual	0.13%	$1,000.00	$1,038.86	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
529A	Actual	0.42%	$1,000.00	$1,037.39	$2.13
	Hypothetical (h)	0.42%	$1,000.00	$1,022.84	$2.12
529B	Actual	1.18%	$1,000.00	$1,033.44	$5.98
	Hypothetical (h)	1.18%	$1,000.00	$1,019.05	$5.94
529C	Actual	1.17%	$1,000.00	$1,033.41	$5.93
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Aggressive Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

5/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS CONSERVATIVE ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class R5	6,409,841	$61,085,786
MFS Commodity Strategy Fund - Class R5 (v)	4,471,200	30,448,874
MFS Emerging Markets Debt Fund - Class R5	6,220,237	92,308,314
MFS Emerging Markets Debt Local Currency Fund - Class R5	8,078,033	60,827,589
MFS Global Bond Fund - Class R5	17,788,401	151,912,947
MFS Global Real Estate Fund - Class R5	1,886,935	30,134,347
MFS Government Securities Fund - Class R5	30,204,411	306,574,776
MFS Growth Fund - Class R5	2,461,109	184,386,323
MFS High Income Fund - Class R5	43,550,918	154,170,250
MFS Inflation-Adjusted Bond Fund - Class R5	29,223,178	305,966,676
MFS International Growth Fund - Class R5	2,170,563	61,405,219
MFS International Value Fund - Class R5	1,689,886	61,224,558
MFS Limited Maturity Fund - Class R5	51,033,287	306,710,057
MFS Mid Cap Growth Fund - Class R5	8,009,695	123,028,916
MFS Mid Cap Value Fund - Class R5	5,758,898	123,067,643
MFS New Discovery Fund - Class R5	1,154,880	30,823,741
MFS New Discovery Value Fund - Class R5	2,300,540	30,620,181
MFS Research Fund - Class R5	4,649,810	184,597,472
MFS Research International Fund - Class R5	6,909,703	123,407,296
MFS Total Return Bond Fund - Class R5	42,124,073	459,573,632
MFS Value Fund - Class R5	5,171,272	184,614,420
Total Underlying Affiliated Funds (Identified Cost, $2,558,365,176)		$3,066,889,017

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	34	$34
Total Investments (Identified Cost, $2,558,365,210)		$3,066,889,051

Other Assets, Less Liabilities - 0.0%		1,016,357
Net Assets - 100.0%		$3,067,905,408

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS MODERATE ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class R5	6,815,203	$64,948,883
MFS Commodity Strategy Fund - Class R5 (v)	28,306,742	192,768,912
MFS Emerging Markets Debt Fund - Class R5	13,322,531	197,706,359
MFS Emerging Markets Debt Local Currency Fund - Class R5	16,992,662	127,954,745
MFS Global Bond Fund - Class R5	37,435,334	319,697,752
MFS Global Real Estate Fund - Class R5	7,979,294	127,429,332
MFS Government Securities Fund - Class R5	63,967,649	649,271,642
MFS Growth Fund - Class R5	7,051,352	528,287,302
MFS High Income Fund - Class R5	93,092,313	329,546,788
MFS Inflation-Adjusted Bond Fund - Class R5	43,355,141	453,928,322
MFS International Growth Fund - Class R5	7,089,087	200,550,281
MFS International New Discovery Fund - Class R5	2,227,001	66,988,188
MFS International Value Fund - Class R5	5,523,503	200,116,509
MFS Mid Cap Growth Fund - Class R5	30,401,665	466,969,568
MFS Mid Cap Value Fund - Class R5	21,731,771	464,407,951
MFS New Discovery Fund - Class R5	3,762,932	100,432,642
MFS New Discovery Value Fund - Class R5	7,454,282	99,216,493
MFS Research Fund - Class R5	13,314,509	528,585,998
MFS Research International Fund - Class R5	22,624,104	404,066,502
MFS Total Return Bond Fund - Class R5	47,614,595	519,475,233
MFS Value Fund - Class R5	14,755,529	526,772,385
Total Underlying Affiliated Funds (Identified Cost, $5,312,723,291)		$6,569,121,787

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	30	$30
Total Investments (Identified Cost, $5,312,723,321)		$6,569,121,817

Other Assets, Less Liabilities - 0.0%		1,053,162
Net Assets - 100.0%		$6,570,174,979

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS GROWTH ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class R5	5,637,356	$ 53,723,999
MFS Commodity Strategy Fund - Class R5 (v)	31,121,237	211,935,625
MFS Emerging Markets Debt Fund - Class R5	10,954,051	162,558,117
MFS Emerging Markets Debt Local Currency Fund - Class R5	14,105,658	106,215,603
MFS Emerging Markets Equity Fund - Class R5	1,808,868	53,072,185
MFS Global Bond Fund - Class R5	12,437,209	106,213,763
MFS Global Real Estate Fund - Class R5	9,897,051	158,055,904
MFS Growth Fund - Class R5	7,957,621	596,184,973
MFS High Income Fund - Class R5	76,681,506	271,452,535
MFS Inflation-Adjusted Bond Fund - Class R5	25,665,371	268,716,435
MFS International Growth Fund - Class R5	9,602,228	271,647,042
MFS International New Discovery Fund - Class R5	3,621,848	108,945,193
MFS International Value Fund - Class R5	7,489,296	271,337,197
MFS Mid Cap Growth Fund - Class R5	31,881,913	489,706,190
MFS Mid Cap Value Fund - Class R5	22,849,888	488,302,112
MFS New Discovery Fund - Class R5	4,090,173	109,166,712
MFS New Discovery Value Fund - Class R5	8,119,017	108,064,113
MFS Research Fund - Class R5	10,926,376	433,777,117
MFS Research International Fund - Class R5	21,401,693	382,234,234
MFS Total Return Bond Fund - Class R5	14,797,728	161,443,215
MFS Value Fund - Class R5	16,694,340	595,987,927
Total Underlying Affiliated Funds (Identified Cost, $4,030,282,600)		$5,408,740,191

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	23	$ 23
Total Investments (Identified Cost, $4,030,282,623)		$5,408,740,214

Other Assets, Less Liabilities - 0.0%		419,021
Net Assets - 100.0%		$5,409,159,235

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Commodity Strategy Fund - Class R5 (v)	12,763,236	$ 86,917,635
MFS Emerging Markets Equity Fund - Class R5	1,179,755	34,614,013
MFS Global Real Estate Fund - Class R5	5,418,570	86,534,559
MFS Growth Fund - Class R5	3,066,893	229,771,626
MFS International Growth Fund - Class R5	4,992,818	141,246,814
MFS International New Discovery Fund - Class R5	2,358,109	70,931,913
MFS International Value Fund - Class R5	3,893,917	141,076,626
MFS Mid Cap Growth Fund - Class R5	11,519,953	176,946,482
MFS Mid Cap Value Fund - Class R5	8,278,384	176,909,065
MFS New Discovery Fund - Class R5	1,659,968	44,304,546
MFS New Discovery Value Fund - Class R5	3,309,705	44,052,172
MFS Research Fund - Class R5	4,010,437	159,214,360
MFS Research International Fund - Class R5	7,946,341	141,921,652
MFS Value Fund - Class R5	6,437,302	229,811,673
Total Underlying Affiliated Funds (Identified Cost, $1,184,643,330)		$1,764,253,136

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	47	$ 47
Total Investments (Identified Cost, $1,184,643,377)		$1,764,253,183

Other Assets, Less Liabilities - 0.0%		653,462
Net Assets - 100.0%		$1,764,906,645

Portfolio Footnotes:

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/15

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments
Underlying affiliated funds, at value (Identified cost, $2,558,365,210, $5,312,723,321, $4,030,282,623, and $1,184,643,377, respectively)	$3,066,889,051	$6,569,121,817	$5,408,740,214	$1,764,253,183
Receivables for
Investments sold	2,321,462	5,339,322	5,559,628	1,358,461
Fund shares sold	6,568,076	14,368,670	7,845,789	2,343,770
Receivable from investment adviser	—	—	181,733	48,491
Other assets	9,323	18,997	15,537	5,435
Total assets	$3,075,787,912	$6,588,848,806	$5,422,342,901	$1,768,009,340

Liabilities
Payable to custodian	$2,350,563	$5,167,807	$4,387,662	$278,520
Payables for
Investments purchased	1,232,361	4,458,538	119,228	222,517
Fund shares reacquired	3,587,522	7,449,698	7,147,261	1,967,686
Payable to affiliates
Administrator	192	192	—	—
Shareholder servicing costs	405,613	1,025,827	1,016,714	447,347
Distribution and service fees	159,132	326,889	259,846	79,869
Program manager fee	721	1,574	1,619	955
Payable for independent Trustees’ compensation	129	273	183	63
Accrued expenses and other liabilities	146,271	243,029	251,153	105,738
Total liabilities	$7,882,504	$18,673,827	$13,183,666	$3,102,695
Net assets	$3,067,905,408	$6,570,174,979	$5,409,159,235	$1,764,906,645

Net assets consist of
Paid-in capital	$2,562,276,448	$5,165,709,703	$3,951,129,489	$1,162,640,982
Unrealized appreciation (depreciation) on investments	508,523,841	1,256,398,496	1,378,457,591	579,609,806
Accumulated net realized gain (loss) on investments	(10,605,635)	136,370,611	60,695,539	15,347,898
Undistributed net investment income	7,710,754	11,696,169	18,876,616	7,307,959
Net assets	$3,067,905,408	$6,570,174,979	$5,409,159,235	$1,764,906,645

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net Assets
Class A	$1,423,984,775	$3,376,780,635	$2,899,649,710	$778,632,857
Class B	165,711,081	357,307,847	295,247,132	85,309,885
Class C	748,188,014	1,397,796,348	1,017,541,901	294,607,607
Class I	160,405,277	137,467,670	107,597,897	64,751,046
Class R1	21,493,317	43,975,079	46,709,563	20,596,318
Class R2	112,186,729	254,011,765	230,827,671	94,096,856
Class R3	181,347,655	424,215,072	274,377,037	174,355,312
Class R4	123,346,999	292,470,571	243,204,520	79,509,482
Class 529A	83,148,866	189,065,488	201,475,125	127,111,836
Class 529B	6,952,919	17,629,683	17,069,752	8,151,088
Class 529C	41,139,776	79,454,821	75,458,927	37,784,358
Total Net Assets	$3,067,905,408	$6,570,174,979	$5,409,159,235	$1,764,906,645

Shares of beneficial interest outstanding
Class A	94,646,985	196,617,530	151,833,890	37,465,271
Class B	11,085,913	21,020,524	15,626,785	4,170,531
Class C	50,467,778	82,723,247	54,317,113	14,512,266
Class I	10,572,823	7,908,110	5,587,668	3,070,762
Class R1	1,475,969	2,650,924	2,541,778	1,028,070
Class R2	7,652,710	15,078,086	12,344,015	4,616,395
Class R3	12,144,773	24,870,154	14,481,482	8,453,654
Class R4	8,191,909	17,038,066	12,737,352	3,813,848
Class 529A	5,552,842	11,056,493	10,622,805	6,152,352
Class 529B	471,684	1,046,532	911,928	402,899
Class 529C	2,798,354	4,741,867	4,072,872	1,885,515
Total shares of beneficial interest outstanding	205,061,740	384,751,533	285,077,688	85,571,563

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$15.05	$17.17	$19.10	$20.78
Offering price per share (100 / 94.25 x net asset value per share)	$15.97	$18.22	$20.27	$22.05

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$14.95	$17.00	$18.89	$20.46

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$14.83	$16.90	$18.73	$20.30

Class I shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$15.17	$17.38	$19.26	$21.09

Class R1 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$14.56	$16.59	$18.38	$20.03

Class R2 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$14.66	$16.85	$18.70	$20.38

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class R3 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$14.93	$17.06	$18.95	$20.62

Class R4 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$15.06	$17.17	$19.09	$20.85

Class 529A shares
Net asset value and redemption price per share
(net assets/shares of beneficial interest outstanding)	$14.97	$17.10	$18.97	$20.66
Offering price per share (100 / 94.25 x net asset value per share)	$15.88	$18.14	$20.13	$21.92

Class 529B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$14.74	$16.85	$18.72	$20.23

Class 529C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$14.70	$16.76	$18.53	$20.04

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/15

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net Investment income
Dividends from underlying affiliated funds	$60,583,085	$118,628,092	$83,228,808	$20,236,150
Expenses
Distribution and service fees	14,413,071	29,387,446	23,298,512	7,401,784
Program manager fees	164,963	268,019	285,697	163,938
Shareholder servicing costs	1,755,466	4,436,338	4,334,180	1,979,121
Administrative services fee	17,500	17,500	17,500	17,500
Independent Trustees’ compensation	45,112	96,197	66,990	34,278
Custodian fee	118,943	118,344	108,444	74,049
Shareholder communications	198,729	453,698	496,138	135,532
Audit and tax fees	35,206	36,654	36,124	34,652
Legal fees	24,616	51,708	41,759	14,556
Miscellaneous	288,575	443,157	397,299	184,501
Total expenses	$17,062,181	$35,309,061	$29,082,643	$10,039,911
Fees paid indirectly	—	—	—	(1)
Reduction of expenses by investment adviser and distributor	(104,164)	(186,045)	(513,675)	(379,161)
Net expenses	$16,958,017	$35,123,016	$28,568,968	$9,660,749
Net investment income	$43,625,068	$83,505,076	$54,659,840	$10,575,401

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$(2,292,526)	$167,274,770	$111,079,667	$59,709,286
Capital gain distributions from underlying affiliated funds	40,668,376	126,952,799	130,230,368	50,260,043
Net realized gain (loss) on investments	$38,375,850	$294,227,569	$241,310,035	$109,969,329
Change in unrealized appreciation (depreciation) on investments	$2,994,448	$(138,107,849)	$(59,134,479)	$(25,388,687)
Net realized and unrealized gain (loss) on investments	$41,370,298	$156,119,720	$182,175,556	$84,580,642
Change in net assets from operations	$84,995,366	$239,624,796	$236,835,396	$95,156,043

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 5/31/15	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$43,625,068	$83,505,076	$54,659,840	$10,575,401
Net realized gain (loss) on investments	38,375,850	294,227,569	241,310,035	109,969,329
Net unrealized gain (loss) on investments	2,994,448	(138,107,849)	(59,134,479)	(25,388,687)
Change in net assets from operations	$84,995,366	$239,624,796	$236,835,396	$95,156,043

Distributions declared to shareholders
From net investment income	$(48,724,772)	$(104,248,731)	$(70,999,964)	$(18,000,096)
From net realized gain on investments	(9,219,423)	(16,853,371)	—	—
Total distributions declared to shareholders	$(57,944,195)	$(121,102,102)	$(70,999,964)	$(18,000,096)
Change in net assets from fund share transactions	$158,074,604	$293,487,065	$269,552,991	$17,878,928
Total change in net assets	$185,125,775	$412,009,759	$435,388,423	$95,034,875

Net assets
At beginning of period	2,882,779,633	6,158,165,220	4,973,770,812	1,669,871,770
At end of period	$3,067,905,408	$6,570,174,979	$5,409,159,235	$1,764,906,645
Undistributed net investment income included in net assets at end of period	$7,710,754	$11,696,169	$18,876,616	$7,307,959

Year ended 5/31/14	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$40,636,032	$73,445,089	$43,119,356	$7,377,000
Net realized gain (loss) on investments	29,449,333	109,667,881	108,888,263	54,073,403
Net unrealized gain (loss) on investments	131,363,892	394,170,145	419,964,934	162,879,326
Change in net assets from operations	$201,449,257	$577,283,115	$571,972,553	$224,329,729

Distributions declared to shareholders
From net investment income	$(43,948,352)	$(79,677,696)	$(53,000,707)	$(12,002,120)
Change in net assets from fund share transactions	$306,326,071	$958,087,251	$667,593,792	$164,460,531
Total change in net assets	$463,826,976	$1,455,692,670	$1,186,565,638	$376,788,140

Net assets
At beginning of period	2,418,952,657	4,702,472,550	3,787,205,174	1,293,083,630
At end of period	$2,882,779,633	$6,158,165,220	$4,973,770,812	$1,669,871,770
Undistributed net investment income included in net assets at end of period	$7,043,640	$16,058,391	$18,598,110	$8,087,575

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.91	$14.06	$12.93	$13.18	$11.73

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	$0.26	$0.27	$0.34	$0.29
Net realized and unrealized gain (loss) on investments	0.22	0.86	1.18	(0.25)	1.52
Total from investment operations	$0.47	$1.12	$1.45	$0.09	$1.81

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)	$(0.32)	$(0.34)	$(0.36)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.33)	$(0.27)	$(0.32)	$(0.34)	$(0.36)
Net asset value, end of period (x)	$15.05	$14.91	$14.06	$12.93	$13.18
Total return (%) (r)(s)(t)(x)	3.16	8.10	11.36	0.79	15.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.32	0.32	0.31	0.31
Expenses after expense reductions (f)(h)	0.33	0.32	0.32	0.31	0.31
Net investment income (l)	1.70	1.80	1.99	2.60	2.33
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$1,423,985	$1,355,910	$1,197,922	$859,467	$560,089

	Years ended 5/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.82	$13.97	$12.85	$13.10	$11.64

Income (loss) from investment operations
Net investment income (d)(l)	$0.14	$0.15	$0.17	$0.24	$0.20
Net realized and unrealized gain (loss) on investments	0.21	0.87	1.17	(0.24)	1.50
Total from investment operations	$0.35	$1.02	$1.34	$—	$1.70

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.22)	$(0.25)	$(0.24)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.22)	$(0.17)	$(0.22)	$(0.25)	$(0.24)
Net asset value, end of period (x)	$14.95	$14.82	$13.97	$12.85	$13.10
Total return (%) (r)(s)(t)(x)	2.34	7.34	10.51	0.03	14.70

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.07	1.07	1.06	1.06
Expenses after expense reductions (f)(h)	1.08	1.07	1.07	1.06	1.06
Net investment income (l)	0.95	1.04	1.24	1.85	1.59
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$165,711	$172,845	$166,748	$143,231	$131,167

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.70	$13.87	$12.76	$13.02	$11.58

Income (loss) from investment operations
Net investment income (d)(l)	$0.14	$0.15	$0.17	$0.24	$0.20
Net realized and unrealized gain (loss) on investments	0.21	0.85	1.16	(0.25)	1.50
Total from investment operations	$0.35	$1.00	$1.33	$(0.01)	$1.70

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.22)	$(0.25)	$(0.26)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.22)	$(0.17)	$(0.22)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$14.83	$14.70	$13.87	$12.76	$13.02
Total return (%) (r)(s)(t)(x)	2.39	7.30	10.54	0.00(y )	14.76

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.08	1.07	1.06	1.06
Expenses after expense reductions (f)(h)	1.08	1.07	1.07	1.06	1.06
Net investment income (l)	0.95	1.05	1.24	1.85	1.58
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$748,188	$671,757	$503,578	$351,460	$264,696

	Years ended 5/31
Class I	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.03	$14.17	$13.03	$13.28	$11.81

Income (loss) from investment operations
Net investment income (d)(l)	$0.28	$0.30	$0.31	$0.37	$0.33
Net realized and unrealized gain (loss) on investments	0.23	0.87	1.18	(0.25)	1.53
Total from investment operations	$0.51	$1.17	$1.49	$0.12	$1.86

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.35)	$(0.37)	$(0.39)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.37)	$(0.31)	$(0.35)	$(0.37)	$(0.39)
Net asset value, end of period (x)	$15.17	$15.03	$14.17	$13.03	$13.28
Total return (%) (r)(s)(x)	3.39	8.38	11.61	1.03	15.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.09	0.08	0.07	0.06	0.06
Expenses after expense reductions (f)(h)	0.09	0.08	0.07	0.06	0.06
Net investment income (l)	1.84	2.04	2.23	2.85	2.58
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$160,405	$102,563	$71,965	$47,437	$37,350

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.44	$13.62	$12.53	$12.79	$11.38

Income (loss) from investment operations
Net investment income (d)(l)	$0.14	$0.14	$0.17	$0.23	$0.19
Net realized and unrealized gain (loss) on investments	0.20	0.85	1.14	(0.24)	1.47
Total from investment operations	$0.34	$0.99	$1.31	$(0.01)	$1.66

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.22)	$(0.25)	$(0.25)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.22)	$(0.17)	$(0.22)	$(0.25)	$(0.25)
Net asset value, end of period (x)	$14.56	$14.44	$13.62	$12.53	$12.79
Total return (%) (r)(s)(x)	2.33	7.35	10.55	(0.01)	14.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.07	1.07	1.06	1.06
Expenses after expense reductions (f)(h)	1.08	1.07	1.07	1.06	1.06
Net investment income (l)	0.98	1.04	1.26	1.85	1.58
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$21,493	$23,321	$23,026	$22,511	$19,202

	Years ended 5/31
Class R2	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.54	$13.71	$12.62	$12.87	$11.46

Income (loss) from investment operations
Net investment income (d)(l)	$0.21	$0.21	$0.23	$0.29	$0.26
Net realized and unrealized gain (loss) on investments	0.20	0.86	1.15	(0.23)	1.47
Total from investment operations	$0.41	$1.07	$1.38	$0.06	$1.73

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.24)	$(0.29)	$(0.31)	$(0.32)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.29)	$(0.24)	$(0.29)	$(0.31)	$(0.32)
Net asset value, end of period (x)	$14.66	$14.54	$13.71	$12.62	$12.87
Total return (%) (r)(s)(x)	2.85	7.90	11.04	0.56	15.25

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.58	0.57	0.57	0.56	0.56
Expenses after expense reductions (f)(h)	0.58	0.57	0.57	0.56	0.56
Net investment income (l)	1.44	1.53	1.74	2.34	2.09
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$112,187	$118,105	$112,807	$98,868	$85,488

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.80	$13.96	$12.83	$13.09	$11.65

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	$0.26	$0.27	$0.33	$0.29
Net realized and unrealized gain (loss) on investments	0.21	0.85	1.18	(0.25)	1.51
Total from investment operations	$0.46	$1.11	$1.45	$0.08	$1.80

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)	$(0.32)	$(0.34)	$(0.36)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.33)	$(0.27)	$(0.32)	$(0.34)	$(0.36)
Net asset value, end of period (x)	$14.93	$14.80	$13.96	$12.83	$13.09
Total return (%) (r)(s)(x)	3.12	8.08	11.45	0.72	15.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.32	0.32	0.31	0.31
Expenses after expense reductions (f)(h)	0.33	0.32	0.32	0.31	0.31
Net investment income (l)	1.69	1.81	1.99	2.58	2.33
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$181,348	$168,208	$161,521	$121,030	$83,168

	Years ended 5/31
Class R4	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.92	$14.07	$12.93	$13.18	$11.73

Income (loss) from investment operations
Net investment income (d)(l)	$0.29	$0.29	$0.30	$0.37	$0.32
Net realized and unrealized gain (loss) on investments	0.22	0.87	1.19	(0.25)	1.52
Total from investment operations	$0.51	$1.16	$1.49	$0.12	$1.84

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.35)	$(0.37)	$(0.39)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.37)	$(0.31)	$(0.35)	$(0.37)	$(0.39)
Net asset value, end of period (x)	$15.06	$14.92	$14.07	$12.93	$13.18
Total return (%) (r)(s)(x)	3.42	8.36	11.70	1.03	15.87

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.08	0.07	0.06	0.06
Expenses after expense reductions (f)(h)	0.08	0.08	0.07	0.06	0.06
Net investment income (l)	1.95	1.98	2.23	2.84	2.58
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$123,347	$84,264	$22,688	$34,097	$28,777

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.84	$13.99	$12.87	$13.12	$11.68

Income (loss) from investment operations
Net investment income (d)(l)	$0.26	$0.25	$0.26	$0.33	$0.28
Net realized and unrealized gain (loss) on investments	0.19	0.87	1.17	(0.25)	1.50
Total from investment operations	$0.45	$1.12	$1.43	$0.08	$1.78

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)	$(0.31)	$(0.33)	$(0.34)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.32)	$(0.27)	$(0.31)	$(0.33)	$(0.34)
Net asset value, end of period (x)	$14.97	$14.84	$13.99	$12.87	$13.12
Total return (%) (r)(s)(t)(x)	3.06	8.09	11.27	0.73	15.42

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.43	0.42	0.42	0.41	0.41
Expenses after expense reductions (f)(h)	0.37	0.37	0.37	0.37	0.41
Net investment income (l)	1.77	1.74	1.94	2.55	2.23
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$83,149	$116,559	$97,214	$78,416	$62,949

	Years ended 5/31
Class 529B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.61	$13.77	$12.66	$12.91	$11.48

Income (loss) from investment operations
Net investment income (d)(l)	$0.15	$0.14	$0.16	$0.22	$0.18
Net realized and unrealized gain (loss) on investments	0.19	0.86	1.16	(0.24)	1.48
Total from investment operations	$0.34	$1.00	$1.32	$(0.02)	$1.66

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.21)	$(0.23)	$(0.23)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.21)	$(0.16)	$(0.21)	$(0.23)	$(0.23)
Net asset value, end of period (x)	$14.74	$14.61	$13.77	$12.66	$12.91
Total return (%) (r)(s)(t)(x)	2.31	7.30	10.49	(0.08)	14.58

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.18	1.17	1.17	1.16	1.16
Expenses after expense reductions (f)(h)	1.13	1.12	1.12	1.11	1.16
Net investment income (l)	1.01	0.99	1.20	1.78	1.49
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$6,953	$10,719	$11,707	$13,074	$16,656
See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.58	$13.75	$12.65	$12.91	$11.49

Income (loss) from investment operations
Net investment income (d)(l)	$0.15	$0.14	$0.16	$0.23	$0.18
Net realized and unrealized gain (loss) on investments	0.18	0.85	1.16	(0.25)	1.48
Total from investment operations	$0.33	$0.99	$1.32	$(0.02)	$1.66

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.22)	$(0.24)	$(0.24)
From net realized gain on investments	(0.05)	—	—	—	—
Total distributions declared to shareholders	$(0.21)	$(0.16)	$(0.22)	$(0.24)	$(0.24)
Net asset value, end of period (x)	$14.70	$14.58	$13.75	$12.65	$12.91
Total return (%) (r)(s)(t)(x)	2.28	7.29	10.49	(0.08)	14.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.18	1.17	1.17	1.16	1.16
Expenses after expense reductions (f)(h)	1.13	1.12	1.12	1.12	1.16
Net investment income (l)	1.02	1.00	1.19	1.79	1.48
Portfolio turnover	9	5	5	4	12
Net assets at end of period (000 omitted)	$41,140	$58,530	$49,778	$41,123	$35,274
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	Total return was less than 0.01%.

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.86	$15.40	$13.54	$14.18	$11.99

Income (loss) from investment operations
Net investment income (d)(l)	$0.26	$0.25	$0.25	$0.28	$0.25
Net realized and unrealized gain (loss) on investments	0.40	1.48	1.94	(0.61)	2.27
Total from investment operations	$0.66	$1.73	$2.19	$(0.33)	$2.52

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.27)	$(0.33)	$(0.31)	$(0.33)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.27)	$(0.33)	$(0.31)	$(0.33)
Net asset value, end of period (x)	$17.17	$16.86	$15.40	$13.54	$14.18
Total return (%) (r)(s)(t)(x)	4.02	11.34	16.40	(2.22)	21.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.34	0.33	0.33	0.30	0.30
Expenses after expense reductions (f)(h)	0.34	0.33	0.33	0.30	0.30
Net investment income (l)	1.53	1.58	1.72	2.08	1.86
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$3,376,781	$3,164,199	$2,414,807	$1,625,988	$1,221,138

	Years ended 5/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.69	$15.25	$13.41	$14.06	$11.87

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	$0.13	$0.14	$0.18	$0.15
Net realized and unrealized gain (loss) on investments	0.41	1.46	1.92	(0.60)	2.24
Total from investment operations	$0.54	$1.59	$2.06	$(0.42)	$2.39

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.15)	$(0.22)	$(0.23)	$(0.20)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.15)	$(0.22)	$(0.23)	$(0.20)
Net asset value, end of period (x)	$17.00	$16.69	$15.25	$13.41	$14.06
Total return (%) (r)(s)(t)(x)	3.29	10.48	15.51	(2.95)	20.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.08	1.08	1.05	1.05
Expenses after expense reductions (f)(h)	1.09	1.08	1.08	1.05	1.05
Net investment income (l)	0.78	0.82	0.98	1.33	1.12
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$357,308	$375,305	$359,070	$323,142	$369,100

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.60	$15.17	$13.35	$14.00	$11.83

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	$0.13	$0.14	$0.18	$0.14
Net realized and unrealized gain (loss) on investments	0.40	1.46	1.91	(0.60)	2.25
Total from investment operations	$0.53	$1.59	$2.05	$(0.42)	$2.39

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.16)	$(0.23)	$(0.23)	$(0.22)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.16)	$(0.23)	$(0.23)	$(0.22)
Net asset value, end of period (x)	$16.90	$16.60	$15.17	$13.35	$14.00
Total return (%) (r)(s)(t)(x)	3.27	10.52	15.49	(2.93)	20.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.08	1.08	1.05	1.05
Expenses after expense reductions (f)(h)	1.09	1.08	1.08	1.05	1.05
Net investment income (l)	0.78	0.83	0.97	1.33	1.11
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$1,397,796	$1,278,659	$915,801	$608,898	$517,524

	Years ended 5/31
Class I	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.06	$15.58	$13.69	$14.33	$12.12

Income (loss) from investment operations
Net investment income (d)(l)	$0.31	$0.30	$0.29	$0.32	$0.29
Net realized and unrealized gain (loss) on investments	0.40	1.49	1.97	(0.61)	2.28
Total from investment operations	$0.71	$1.79	$2.26	$(0.29)	$2.57

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.31)	$(0.37)	$(0.35)	$(0.36)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.31)	$(0.37)	$(0.35)	$(0.36)
Net asset value, end of period (x)	$17.38	$17.06	$15.58	$13.69	$14.33
Total return (%) (r)(s)(x)	4.28	11.60	16.72	(1.96)	21.42

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.09	0.08	0.08	0.05	0.05
Expenses after expense reductions (f)(h)	0.09	0.08	0.08	0.05	0.05
Net investment income (l)	1.79	1.83	1.97	2.33	2.16
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$137,468	$118,806	$75,339	$45,016	$32,434

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.30	$14.90	$13.11	$13.75	$11.62

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	$0.13	$0.15	$0.17	$0.14
Net realized and unrealized gain (loss) on investments	0.39	1.43	1.86	(0.58)	2.20
Total from investment operations	$0.52	$1.56	$2.01	$(0.41)	$2.34

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.16)	$(0.22)	$(0.23)	$(0.21)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.16)	$(0.22)	$(0.23)	$(0.21)
Net asset value, end of period (x)	$16.59	$16.30	$14.90	$13.11	$13.75
Total return (%) (r)(s)(x)	3.26	10.49	15.50	(2.90)	20.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.08	1.08	1.05	1.05
Expenses after expense reductions (f)(h)	1.09	1.08	1.08	1.05	1.05
Net investment income (l)	0.78	0.82	1.03	1.32	1.12
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$43,975	$45,232	$40,786	$45,596	$40,188

	Years ended 5/31
Class R2	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.54	$15.12	$13.30	$13.93	$11.78

Income (loss) from investment operations
Net investment income (d)(l)	$0.21	$0.21	$0.21	$0.24	$0.21
Net realized and unrealized gain (loss) on investments	0.41	1.44	1.91	(0.59)	2.23
Total from investment operations	$0.62	$1.65	$2.12	$(0.35)	$2.44

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$(0.30)	$(0.28)	$(0.29)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.31)	$(0.23)	$(0.30)	$(0.28)	$(0.29)
Net asset value, end of period (x)	$16.85	$16.54	$15.12	$13.30	$13.93
Total return (%) (r)(s)(x)	3.83	11.01	16.10	(2.42)	20.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.59	0.58	0.58	0.55	0.55
Expenses after expense reductions (f)(h)	0.59	0.58	0.58	0.55	0.55
Net investment income (l)	1.27	1.31	1.48	1.83	1.62
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$254,012	$279,820	$246,535	$191,661	$181,917

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.75	$15.30	$13.46	$14.09	$11.92

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	$0.25	$0.25	$0.28	$0.25
Net realized and unrealized gain (loss) on investments	0.41	1.47	1.92	(0.59)	2.25
Total from investment operations	$0.66	$1.72	$2.17	$(0.31)	$2.50

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.27)	$(0.33)	$(0.32)	$(0.33)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.27)	$(0.33)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$17.06	$16.75	$15.30	$13.46	$14.09
Total return (%) (r)(s)(x)	4.04	11.35	16.34	(2.15)	21.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.34	0.33	0.33	0.30	0.30
Expenses after expense reductions (f)(h)	0.34	0.33	0.33	0.30	0.30
Net investment income (l)	1.52	1.58	1.73	2.04	1.87
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$424,215	$432,394	$336,430	$245,733	$167,138

	Years ended 5/31
Class R4	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.85	$15.39	$13.53	$14.17	$11.98

Income (loss) from investment operations
Net investment income (d)(l)	$0.30	$0.30	$0.28	$0.32	$0.28
Net realized and unrealized gain (loss) on investments	0.41	1.47	1.95	(0.61)	2.27
Total from investment operations	$0.71	$1.77	$2.23	$(0.29)	$2.55

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.31)	$(0.37)	$(0.35)	$(0.36)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.31)	$(0.37)	$(0.35)	$(0.36)
Net asset value, end of period (x)	$17.17	$16.85	$15.39	$13.53	$14.17
Total return (%) (r)(s)(x)	4.34	11.62	16.69	(1.99)	21.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.09	0.08	0.08	0.05	0.05
Expenses after expense reductions (f)(h)	0.09	0.08	0.08	0.05	0.05
Net investment income (l)	1.79	1.84	1.92	2.35	2.10
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$292,471	$208,963	$105,771	$130,331	$111,170

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.79	$15.34	$13.49	$14.12	$11.94

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	$0.24	$0.24	$0.27	$0.23
Net realized and unrealized gain (loss) on investments	0.41	1.47	1.94	(0.60)	2.26
Total from investment operations	$0.66	$1.71	$2.18	$(0.33)	$2.49

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.26)	$(0.33)	$(0.30)	$(0.31)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.26)	$(0.33)	$(0.30)	$(0.31)
Net asset value, end of period (x)	$17.10	$16.79	$15.34	$13.49	$14.12
Total return (%) (r)(s)(t)(x)	4.00	11.27	16.32	(2.22)	21.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.44	0.43	0.43	0.40	0.40
Expenses after expense reductions (f)(h)	0.38	0.36	0.38	0.36	0.40
Net investment income (l)	1.48	1.53	1.68	2.03	1.76
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$189,065	$164,539	$131,993	$100,388	$87,429

	Years ended 5/31
Class 529B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.55	$15.12	$13.29	$13.94	$11.77

Income (loss) from investment operations
Net investment income (d)(l)	$0.12	$0.12	$0.13	$0.17	$0.13
Net realized and unrealized gain (loss) on investments	0.40	1.45	1.91	(0.60)	2.23
Total from investment operations	$0.52	$1.57	$2.04	$(0.43)	$2.36

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.14)	$(0.21)	$(0.22)	$(0.19)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.22)	$(0.14)	$(0.21)	$(0.22)	$(0.19)
Net asset value, end of period (x)	$16.85	$16.55	$15.12	$13.29	$13.94
Total return (%) (r)(s)(t)(x)	3.21	10.45	15.50	(3.03)	20.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.19	1.18	1.18	1.15	1.15
Expenses after expense reductions (f)(h)	1.13	1.12	1.13	1.11	1.15
Net investment income (l)	0.74	0.77	0.93	1.30	1.02
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$17,630	$18,354	$18,465	$18,519	$25,421

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.47	$15.05	$13.24	$13.89	$11.75

Income (loss) from investment operations
Net investment income (d)(l)	$0.12	$0.12	$0.13	$0.17	$0.13
Net realized and unrealized gain (loss) on investments	0.40	1.45	1.90	(0.59)	2.22
Total from investment operations	$0.52	$1.57	$2.03	$(0.42)	$2.35

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.15)	$(0.22)	$(0.23)	$(0.21)
From net realized gain on investments	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.15)	$(0.22)	$(0.23)	$(0.21)
Net asset value, end of period (x)	$16.76	$16.47	$15.05	$13.24	$13.89
Total return (%) (r)(s)(t)(x)	3.20	10.48	15.47	(3.00)	20.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.19	1.18	1.18	1.15	1.15
Expenses after expense reductions (f)(h)	1.14	1.12	1.13	1.11	1.15
Net investment income (l)	0.73	0.77	0.93	1.28	1.01
Portfolio turnover	8	2	5	6	12
Net assets at end of period (000 omitted)	$79,455	$71,895	$57,475	$43,338	$40,847
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests and for interim net investment income ratios, the actual annual net investment income ratio may differ. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.51	$16.43	$13.76	$14.87	$11.98

Income (loss) from investment operations
Net investment income (d)(l)	$0.24	$0.21	$0.20	$0.22	$0.18
Net realized and unrealized gain (loss) on investments	0.64	2.11	2.73	(1.02)	2.96
Total from investment operations	$0.88	$2.32	$2.93	$(0.80)	$3.14

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.24)	$(0.26)	$(0.31)	$(0.25)
Net asset value, end of period (x)	$19.10	$18.51	$16.43	$13.76	$14.87
Total return (%) (r)(s)(t)(x)	4.82	14.19	21.44	(5.33)	26.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.34	0.34	0.31	0.30
Expenses after expense reductions (f)(h)	0.35	0.34	0.34	0.31	0.30
Net investment income (l)	1.26	1.20	1.32	1.57	1.34
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$2,899,650	$2,660,188	$1,962,669	$1,372,138	$1,258,969

	Years ended 5/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.30	$16.25	$13.60	$14.68	$11.83

Income (loss) from investment operations
Net investment income (d)(l)	$0.10	$0.08	$0.09	$0.11	$0.08
Net realized and unrealized gain (loss) on investments	0.63	2.08	2.69	(1.00)	2.91
Total from investment operations	$0.73	$2.16	$2.78	$(0.89)	$2.99

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.11)	$(0.13)	$(0.19)	$(0.14)
Net asset value, end of period (x)	$18.89	$18.30	$16.25	$13.60	$14.68
Total return (%) (r)(s)(t)(x)	4.03	13.29	20.56	(6.05)	25.40

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.09	1.09	1.06	1.05
Expenses after expense reductions (f)(h)	1.10	1.08	1.09	1.06	1.05
Net investment income (l)	0.52	0.45	0.57	0.82	0.60
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$295,247	$324,788	$328,982	$321,341	$418,449

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.17	$16.15	$13.54	$14.64	$11.80

Income (loss) from investment operations
Net investment income (d)(l)	$0.09	$0.08	$0.08	$0.11	$0.08
Net realized and unrealized gain (loss) on investments	0.64	2.07	2.68	(1.01)	2.91
Total from investment operations	$0.73	$2.15	$2.76	$(0.90)	$2.99

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.13)	$(0.15)	$(0.20)	$(0.15)
Net asset value, end of period (x)	$18.73	$18.17	$16.15	$13.54	$14.64
Total return (%) (r)(s)(t)(x)	4.02	13.36	20.50	(6.08)	25.46

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.09	1.09	1.06	1.05
Expenses after expense reductions (f)(h)	1.10	1.09	1.09	1.06	1.05
Net investment income (l)	0.52	0.45	0.56	0.82	0.59
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$1,017,542	$921,289	$665,132	$483,076	$492,337

	Years ended 5/31
Class I	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.66	$16.55	$13.86	$14.98	$12.06

Income (loss) from investment operations
Net investment income (d)(l)	$0.29	$0.25	$0.24	$0.26	$0.22
Net realized and unrealized gain (loss) on investments	0.65	2.14	2.74	(1.04)	2.98
Total from investment operations	$0.94	$2.39	$2.98	$(0.78)	$3.20

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.28)	$(0.29)	$(0.34)	$(0.28)
Net asset value, end of period (x)	$19.26	$18.66	$16.55	$13.86	$14.98
Total return (%) (r)(s)(x)	5.09	14.51	21.70	(5.13)	26.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.09	0.09	0.06	0.05
Expenses after expense reductions (f)(h)	0.10	0.09	0.09	0.06	0.05
Net investment income (l)	1.53	1.44	1.55	1.82	1.62
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$107,598	$93,994	$65,738	$40,599	$31,064

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.81	$15.83	$13.27	$14.35	$11.57

Income (loss) from investment operations
Net investment income (d)(l)	$0.08	$0.08	$0.09	$0.11	$0.08
Net realized and unrealized gain (loss) on investments	0.64	2.02	2.62	(0.98)	2.85
Total from investment operations	$0.72	$2.10	$2.71	$(0.87)	$2.93

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.12)	$(0.15)	$(0.21)	$(0.15)
Net asset value, end of period (x)	$18.38	$17.81	$15.83	$13.27	$14.35
Total return (%) (r)(s)(x)	4.08	13.29	20.51	(6.05)	25.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.09	1.09	1.06	1.05
Expenses after expense reductions (f)(h)	1.10	1.09	1.09	1.06	1.05
Net investment income (l)	0.46	0.46	0.62	0.83	0.59
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$46,710	$43,907	$39,507	$38,416	$42,188

	Years ended 5/31
Class R2	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.12	$16.10	$13.49	$14.57	$11.75

Income (loss) from investment operations
Net investment income (d)(l)	$0.19	$0.16	$0.16	$0.18	$0.15
Net realized and unrealized gain (loss) on investments	0.63	2.06	2.67	(0.99)	2.89
Total from investment operations	$0.82	$2.22	$2.83	$(0.81)	$3.04

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.20)	$(0.22)	$(0.27)	$(0.22)
Net asset value, end of period (x)	$18.70	$18.12	$16.10	$13.49	$14.57
Total return (%) (r)(s)(x)	4.59	13.83	21.11	(5.52)	25.98

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.61	0.59	0.59	0.56	0.55
Expenses after expense reductions (f)(h)	0.60	0.59	0.59	0.56	0.55
Net investment income (l)	1.01	0.93	1.06	1.31	1.10
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$230,828	$243,497	$209,474	$174,820	$189,357

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.36	$16.30	$13.66	$14.76	$11.89

Income (loss) from investment operations
Net investment income (d)(l)	$0.23	$0.21	$0.20	$0.21	$0.18
Net realized and unrealized gain (loss) on investments	0.65	2.09	2.69	(1.00)	2.94
Total from investment operations	$0.88	$2.30	$2.89	$(0.79)	$3.12

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.24)	$(0.25)	$(0.31)	$(0.25)
Net asset value, end of period (x)	$18.95	$18.36	$16.30	$13.66	$14.76
Total return (%) (r)(s)(x)	4.85	14.19	21.36	(5.29)	26.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.34	0.34	0.31	0.30
Expenses after expense reductions (f)(h)	0.35	0.34	0.34	0.31	0.30
Net investment income (l)	1.24	1.21	1.32	1.54	1.35
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$274,377	$260,773	$212,174	$157,750	$138,703

	Years ended 5/31
Class R4	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.50	$16.42	$13.76	$14.87	$11.97

Income (loss) from investment operations
Net investment income (d)(l)	$0.29	$0.25	$0.23	$0.25	$0.22
Net realized and unrealized gain (loss) on investments	0.64	2.11	2.72	(1.02)	2.96
Total from investment operations	$0.93	$2.36	$2.95	$(0.77)	$3.18

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.28)	$(0.29)	$(0.34)	$(0.28)
Net asset value, end of period (x)	$19.09	$18.50	$16.42	$13.76	$14.87
Total return (%) (r)(s)(x)	5.07	14.44	21.63	(5.10)	26.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.09	0.09	0.06	0.05
Expenses after expense reductions (f)(h)	0.10	0.09	0.09	0.06	0.05
Net investment income (l)	1.57	1.43	1.50	1.81	1.59
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$243,205	$141,113	$56,433	$62,372	$59,722

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.38	$16.32	$13.67	$14.77	$11.90

Income (loss) from investment operations
Net investment income (d)(l)	$0.23	$0.20	$0.19	$0.21	$0.17
Net realized and unrealized gain (loss) on investments	0.64	2.09	2.71	(1.01)	2.94
Total from investment operations	$0.87	$2.29	$2.90	$(0.80)	$3.11

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.23)	$(0.25)	$(0.30)	$(0.24)
Net asset value, end of period (x)	$18.97	$18.38	$16.32	$13.67	$14.77
Total return (%) (r)(s)(t)(x)	4.81	14.11	21.37	(5.37)	26.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.46	0.44	0.44	0.41	0.40
Expenses after expense reductions (f)(h)	0.39	0.38	0.39	0.37	0.40
Net investment income (l)	1.22	1.16	1.27	1.52	1.24
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$201,475	$193,601	$164,807	$127,620	$123,673

	Years ended 5/31
Class 529B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.13	$16.08	$13.46	$14.52	$11.71

Income (loss) from investment operations
Net investment income (d)(l)	$0.09	$0.07	$0.08	$0.11	$0.07
Net realized and unrealized gain (loss) on investments	0.63	2.07	2.66	(1.00)	2.88
Total from investment operations	$0.72	$2.14	$2.74	$(0.89)	$2.95

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.09)	$(0.12)	$(0.17)	$(0.14)
Net asset value, end of period (x)	$18.72	$18.13	$16.08	$13.46	$14.52
Total return (%) (r)(s)(t)(x)	3.98	13.31	20.44	(6.07)	25.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.19	1.19	1.16	1.15
Expenses after expense reductions (f)(h)	1.14	1.13	1.14	1.12	1.15
Net investment income (l)	0.49	0.41	0.52	0.78	0.51
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$17,070	$21,506	$25,286	$27,132	$36,756

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.97	$15.98	$13.39	$14.47	$11.68

Income (loss) from investment operations
Net investment income (d)(l)	$0.09	$0.07	$0.08	$0.10	$0.07
Net realized and unrealized gain (loss) on investments	0.63	2.03	2.65	(0.99)	2.87
Total from investment operations	$0.72	$2.10	$2.73	$(0.89)	$2.94

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.11)	$(0.14)	$(0.19)	$(0.15)
Net asset value, end of period (x)	$18.53	$17.97	$15.98	$13.39	$14.47
Total return (%) (r)(s)(t)(x)	4.04	13.20	20.51	(6.09)	25.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.19	1.19	1.16	1.15
Expenses after expense reductions (f)(h)	1.15	1.13	1.14	1.12	1.15
Net investment income (l)	0.48	0.39	0.52	0.77	0.50
Portfolio turnover	6	2	5	7	13
Net assets at end of period (000 omitted)	$75,459	$69,115	$57,004	$46,807	$48,397
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.87	$17.17	$13.79	$15.33	$11.87

Income (loss) from investment operations
Net investment income (d)(l)	$0.16	$0.13	$0.12	$0.10	$0.10
Net realized and unrealized gain (loss) on investments	1.00	2.76	3.44	(1.44)	3.54
Total from investment operations	$1.16	$2.89	$3.56	$(1.34)	$3.64

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.19)	$(0.18)	$(0.20)	$(0.18)
Net asset value, end of period (x)	$20.78	$19.87	$17.17	$13.79	$15.33
Total return (%) (r)(s)(t)(x)	5.89	16.85	25.99	(8.70)	30.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.37	0.38	0.33	0.32
Expenses after expense reductions (f)(h)	0.38	0.37	0.37	0.33	0.32
Net investment income (l)	0.80	0.70	0.80	0.70	0.69
Portfolio turnover	6	4	9	11	11
Net assets at end of period (000 omitted)	$778,633	$742,788	$539,351	$433,117	$461,673

	Years ended 5/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.55	$16.90	$13.56	$15.05	$11.66

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.01	$(0.01)	$0.01	$(0.01)	$(0.01)
Net realized and unrealized gain (loss) on investments	0.99	2.70	3.39	(1.40)	3.48
Total from investment operations	$1.00	$2.69	$3.40	$(1.41)	$3.47

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.04)	$(0.06)	$(0.08)	$(0.08)
Net asset value, end of period (x)	$20.46	$19.55	$16.90	$13.56	$15.05
Total return (%) (r)(s)(t)(x)	5.12	15.93	25.11	(9.37)	29.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.12	1.13	1.08	1.07
Expenses after expense reductions (f)(h)	1.13	1.12	1.13	1.08	1.07
Net investment income (loss) (l)	0.07	(0.03)	0.05	(0.04)	(0.04)
Portfolio turnover	6	4	9	11	11
Net assets at end of period (000 omitted)	$85,310	$96,456	$100,340	$99,925	$143,320

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.43	$16.81	$13.51	$15.01	$11.64

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.01	$(0.01)	$0.01	$(0.01)	$(0.01)
Net realized and unrealized gain (loss) on investments	0.97	2.70	3.37	(1.40)	3.46
Total from investment operations	$0.98	$2.69	$3.38	$(1.41)	$3.45

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.07)	$(0.08)	$(0.09)	$(0.08)
Net asset value, end of period (x)	$20.30	$19.43	$16.81	$13.51	$15.01
Total return (%) (r)(s)(t)(x)	5.08	16.01	25.05	(9.35)	29.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.12	1.12	1.08	1.07
Expenses after expense reductions (f)(h)	1.13	1.12	1.12	1.08	1.07
Net investment income (loss) (l)	0.07	(0.04)	0.04	(0.05)	(0.05)
Portfolio turnover	6	4	9	11	11
Net assets at end of period (000 omitted)	$294,608	$265,993	$195,777	$148,481	$167,911

	Years ended 5/31
Class I	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.16	$17.41	$13.98	$15.53	$12.02

Income (loss) from investment operations
Net investment income (d)(l)	$0.22	$0.18	$0.17	$0.13	$0.14
Net realized and unrealized gain (loss) on investments	1.01	2.80	3.48	(1.44)	3.58
Total from investment operations	$1.23	$2.98	$3.65	$(1.31)	$3.72

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.23)	$(0.22)	$(0.24)	$(0.21)
Net asset value, end of period (x)	$21.09	$20.16	$17.41	$13.98	$15.53
Total return (%) (r)(s)(x)	6.16	17.15	26.29	(8.42)	31.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.15	0.12	0.12	0.08	0.07
Expenses after expense reductions (f)(h)	0.13	0.12	0.12	0.08	0.07
Net investment income (l)	1.06	0.94	1.05	0.93	1.02
Portfolio turnover	6	4	9	11	11
Net assets at end of period (000 omitted)	$64,751	$58,061	$45,150	$29,816	$29,086

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2015	2014		2013	2012		2011
Net asset value, beginning of period	$19.14	$16.55		$13.28	$14.76		$11.44

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.02)	$(0.00	)(w)	$0.01	$(0.00	)(w)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	0.99	2.64		3.31	(1.38)		3.41
Total from investment operations	$0.97	$2.64		$3.32	$(1.38)		$3.41

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)		$(0.05)	$(0.10)		$(0.09)
Net asset value, end of period (x)	$20.03	$19.14		$16.55	$13.28		$14.76
Total return (%) (r)(s)(x)	5.08	15.95		25.06	(9.36)		29.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.12		1.13	1.08		1.07
Expenses after expense reductions (f)(h)	1.13	1.12		1.13	1.08		1.07
Net investment income (loss) (l)	(0.11)	(0.02)		0.05	(0.03)		(0.03)
Portfolio turnover	6	4		9	11		11
Net assets at end of period (000 omitted)	$20,596	$18,849		$18,793	$20,186		$25,554

	Years ended 5/31
Class R2	2015	2014		2013	2012		2011
Net asset value, beginning of period	$19.48	$16.84		$13.53	$15.03		$11.65

Income (loss) from investment operations
Net investment income (d)(l)	$0.10	$0.08		$0.09	$0.06		$0.06
Net realized and unrealized gain (loss) on investments	0.99	2.70		3.37	(1.40)		3.47
Total from investment operations	$1.09	$2.78		$3.46	$(1.34)		$3.53

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.14)		$(0.15)	$(0.16)		$(0.15)
Net asset value, end of period (x)	$20.38	$19.48		$16.84	$13.53		$15.03
Total return (%) (r)(s)(x)	5.61	16.54		25.66	(8.86)		30.40

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.64	0.62		0.63	0.58		0.57
Expenses after expense reductions (f)(h)	0.63	0.62		0.63	0.58		0.57
Net investment income (l)	0.51	0.46		0.56	0.46		0.47
Portfolio turnover	6	4		9	11		11
Net assets at end of period (000 omitted)	$94,097	$119,055		$106,825	$94,686		$108,592

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.72	$17.05	$13.69	$15.23	$11.80

Income (loss) from investment operations
Net investment income (d)(l)	$0.16	$0.13	$0.12	$0.08	$0.10
Net realized and unrealized gain (loss) on investments	0.99	2.73	3.42	(1.41)	3.51
Total from investment operations	$1.15	$2.86	$3.54	$(1.33)	$3.61

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.19)	$(0.18)	$(0.21)	$(0.18)
Net asset value, end of period (x)	$20.62	$19.72	$17.05	$13.69	$15.23
Total return (%) (r)(s)(x)	5.89	16.80	26.03	(8.68)	30.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.37	0.38	0.33	0.32
Expenses after expense reductions (f)(h)	0.38	0.37	0.38	0.33	0.32
Net investment income (l)	0.82	0.71	0.79	0.55	0.74
Portfolio turnover	6	4	9	11	11
Net assets at end of period (000 omitted)	$174,355	$164,977	$128,498	$97,526	$69,810

	Years ended 5/31
Class R4	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.93	$17.22	$13.81	$15.35	$11.89

Income (loss) from investment operations
Net investment income (d)(l)	$0.24	$0.19	$0.14	$0.13	$0.13
Net realized and unrealized gain (loss) on investments	0.98	2.75	3.49	(1.43)	3.54
Total from investment operations	$1.22	$2.94	$3.63	$(1.30)	$3.67

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.23)	$(0.22)	$(0.24)	$(0.21)
Net asset value, end of period (x)	$20.85	$19.93	$17.22	$13.81	$15.35
Total return (%) (r)(s)(x)	6.18	17.11	26.47	(8.45)	31.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.15	0.12	0.13	0.08	0.07
Expenses after expense reductions (f)(h)	0.13	0.12	0.13	0.08	0.07
Net investment income (l)	1.21	1.00	0.88	0.95	0.93
Portfolio turnover	6	4	9	11	11
Net assets at end of period (000 omitted)	$79,509	$41,968	$26,339	$62,779	$69,880

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2015	2014	2013		2012	2011
Net asset value, beginning of period	$19.76	$17.08	$13.72		$15.24	$11.81

Income (loss) from investment operations
Net investment income (d)(l)	$0.16	$0.13	$0.12		$0.09	$0.08
Net realized and unrealized gain (loss) on investments	0.98	2.73	3.42		(1.42)	3.52
Total from investment operations	$1.14	$2.86	$3.54		$(1.33)	$3.60

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.18)	$(0.18)		$(0.19)	$(0.17)
Net asset value, end of period (x)	$20.66	$19.76	$17.08		$13.72	$15.24
Total return (%) (r)(s)(t)(x)	5.84	16.78	25.93		(8.69)	30.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.50	0.47	0.48		0.43	0.42
Expenses after expense reductions (f)(h)	0.42	0.41	0.42		0.38	0.42
Net investment income (l)	0.78	0.68	0.75		0.65	0.61
Portfolio turnover	6	4	9		11	11
Net assets at end of period (000 omitted)	$127,112	$117,316	$94,653		$73,786	$80,301

	Years ended 5/31
Class 529B	2015	2014	2013		2012	2011
Net asset value, beginning of period	$19.34	$16.72	$13.43		$14.89	$11.54

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.00 (w)	$(0.01)	$(0.00	)(w)	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investments	0.97	2.67	3.34		(1.38)	3.43
Total from investment operations	$0.97	$2.66	$3.34		$(1.39)	$3.41

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.04)	$(0.05)		$(0.07)	$(0.06)
Net asset value, end of period (x)	$20.23	$19.34	$16.72		$13.43	$14.89
Total return (%) (r)(s)(t)(x)	5.05	15.91	24.93		(9.34)	29.61

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.24	1.22	1.23		1.18	1.17
Expenses after expense reductions (f)(h)	1.18	1.17	1.17		1.13	1.17
Net investment income (loss) (l)	0.02	(0.07)	(0.01)		(0.10)	(0.12)
Portfolio turnover	6	4	9		11	11
Net assets at end of period (000 omitted)	$8,151	$8,759	$8,832		$8,519	$12,165

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2015	2014	2013		2012	2011
Net asset value, beginning of period	$19.18	$16.60	$13.34		$14.82	$11.50

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.01	$(0.02)	$(0.00	)(w)	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investments	0.96	2.66	3.33		(1.39)	3.43
Total from investment operations	$0.97	$2.64	$3.33		$(1.40)	$3.41

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.06)	$(0.07)		$(0.08)	$(0.09)
Net asset value, end of period (x)	$20.04	$19.18	$16.60		$13.34	$14.82
Total return (%) (r)(s)(t)(x)	5.06	15.90	25.02		(9.42)	29.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.25	1.22	1.22		1.18	1.17
Expenses after expense reductions (f)(h)	1.17	1.16	1.17		1.13	1.17
Net investment income (loss) (l)	0.03	(0.08)	(0.01)		(0.10)	(0.14)
Portfolio turnover	6	4	9		11	11
Net assets at end of period (000 omitted)	$37,784	$35,650	$28,527		$22,437	$26,703
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The funds are each investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the funds’ Statements of Assets and Liabilities through the date that the financial statements were issued.

Each fund is a “fund-of-funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in commodity-linked structured notes as part of their principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.
The accounting policies of the underlying funds in which each fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the funds, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

Notes to Financial Statements – continued

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2015 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Investments at Value
Mutual Funds	$3,066,889,051	$—	$—	$3,066,889,051

MFS Moderate Allocation Fund
Investments at Value
Mutual Funds	$6,569,121,817	$—	$—	$6,569,121,817

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
MFS Growth Allocation Fund
Investments at Value
Mutual Funds	$5,408,740,214	$—	$—	$5,408,740,214

MFS Aggressive Growth Allocation Fund
Investments at Value
Mutual Funds	$1,764,253,183	$—	$—	$1,764,253,183

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – Each fund does not invest in derivatives directly. Each fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the funds that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of distributions by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Each fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended May 31, 2015, is shown as a reduction of total expenses in the Statements of Operations. In the case of the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Growth Allocation Fund, custody fees were not reduced.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 5/31/15	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$49,295,709	$104,248,731	$70,999,964	$18,000,096
Long-term capital gains	8,648,486	16,853,371	—	—
Total distributions	$57,944,195	$121,102,102	$70,999,964	$18,000,096

Year ended 5/31/14	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$43,948,352	$79,677,696	$53,000,707	$12,002,120

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/15	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$2,602,555,896	$5,372,924,592	$4,096,746,530	$1,202,114,663
Gross appreciation	$503,443,286	$1,312,170,592	$1,409,253,707	$588,882,167
Gross depreciation	(39,110,131)	(115,973,367)	(97,260,023)	(26,743,647)
Net unrealized appreciation (depreciation)	$464,333,155	$1,196,197,225	$1,311,993,684	$562,138,520
Undistributed ordinary income	11,247,930	11,696,169	18,876,616	7,307,959
Undistributed long-term capital gain	30,047,875	196,571,882	127,159,446	32,819,184

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year ended 5/31/15	Year ended 5/31/14	Year ended 5/31/15	Year ended 5/31/14	Year ended 5/31/15	Year ended 5/31/14	Year ended 5/31/15	Year ended 5/31/14
Class A	$25,757,565	$24,075,271	$60,091,531	$46,596,304	$42,993,983	$32,470,566	$9,213,719	$6,305,240
Class B	1,909,474	1,991,072	4,078,111	3,485,493	2,368,842	2,030,628	399,958	226,922
Class C	8,289,838	7,060,346	15,396,875	10,846,437	8,757,262	6,196,132	1,612,657	864,066
Class I	2,392,506	1,769,585	2,692,921	1,783,955	1,827,212	1,268,168	891,480	601,033
Class R1	247,171	288,863	518,408	435,240	350,592	303,897	65,281	50,429
Class R2	1,882,133	1,914,966	4,250,268	3,877,553	3,149,661	2,645,076	908,464	887,550
Class R3	3,212,623	3,322,090	7,935,205	6,466,329	4,054,776	3,511,338	2,102,821	1,493,639
Class R4	2,165,359	870,507	5,086,916	3,010,294	3,729,201	1,612,133	1,098,860	428,610
Class 529A	2,093,354	1,923,256	3,163,277	2,398,479	2,979,177	2,426,061	1,468,726	1,023,802
Class 529B	108,437	120,569	193,290	165,415	133,657	118,458	35,318	19,199
Class 529C	666,312	611,827	841,929	612,197	655,601	418,250	202,812	101,630
Total	$48,724,772	$43,948,352	$104,248,731	$79,677,696	$70,999,964	$53,000,707	$18,000,096	$12,002,120

From net realized gain on investments

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund
	Year ended 5/31/15	Year ended 5/31/14	Year ended 5/31/15	Year ended 5/31/14
Class A	$4,235,155	$—	$8,611,456	$—
Class B	521,508	—	963,431	—
Class C	2,254,973	—	3,610,549	—
Class I	331,998	—	344,914	—
Class R1	65,557	—	121,432	—
Class R2	352,712	—	691,857	—
Class R3	519,822	—	1,129,326	—
Class R4	341,861	—	663,732	—
Class 529A	372,925	—	466,954	—
Class 529B	31,804	—	47,354	—
Class 529C	191,108	—	202,366	—
Total	$9,219,423	$—	$16,853,371	$—

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the MFS Growth Allocation Fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2016. For the year ended May 31, 2015, this reduction amounted to $314,112 and is included in the reduction of total expenses in the Statements of Operations.

The investment adviser has agreed in writing to pay a portion of the MFS Aggressive Growth Allocation Fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.13% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2016. For the year ended May 31, 2015, this reduction amounted to $258,938 and is included in the reduction of total expenses in the Statements of Operations.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund:

	Class A	Class 529A
MFS Conservative Allocation Fund	$1,415,199	$44,269
MFS Moderate Allocation Fund	3,364,436	109,780
MFS Growth Allocation Fund	3,038,525	163,588
MFS Aggressive Growth Allocation Fund	560,114	152,212

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that the funds will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$3,472,548
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	8,161,358
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	6,894,266
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	1,877,091

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,696,282
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,643,723
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,078,904
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	902,848

Notes to Financial Statements – continued

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$7,152,739
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	13,386,773
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	9,646,345
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,772,980

	CLASS R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$220,287
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	445,976
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	435,834
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	185,096

	CLASS R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$563,879
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	1,309,469
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	1,183,314
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	499,594

	CLASS R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$435,569
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	1,078,611
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	661,505
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	421,874

	CLASS 529A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.24%	$259,310
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.24%	439,550
MFS Growth Allocation Fund	—	0.25%	0.25%	0.24%	486,213
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.24%	299,028

	CLASS 529B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	0.99%	$90,265
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.99%	178,617
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	191,152
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	82,589

	CLASS 529C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$522,192
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	743,369
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	720,979
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	360,684

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$14,413,071	$29,387,446	$23,298,512	$7,401,784

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2015, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$9,236	$26,299	$28,231	$19,607
Class B	38	529	1,623	485
Class C	307	734	1,154	626
Class 529A	6,690	16,241	17,960	13,913
Class 529B	515	953	1,635	55
Class 529C	2,436	2,035	1,884	2,158

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2015, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$13,818	$25,642	$26,929	$2,288
Class B	306,605	529,218	362,880	79,433
Class C	198,754	297,593	171,625	44,262
Class 529B	1,011	4,114	2,433	3,361
Class 529C	1,558	2,519	918	1,261

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until September 30, 2016, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees.

The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2015, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$103,723	$175,820	$194,484	$119,611
Class 529B	9,027	17,862	19,115	8,259
Class 529C	52,213	74,337	72,098	36,068
Total Program Manager Fees	$164,963	$268,019	$285,697	$163,938

For the year ended May 31, 2015, MFD waived the following amount of program manager fees for each fund, which is included in the reduction of total expenses in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$51,862	$87,910	$97,242	$59,806
Class 529B	4,513	8,931	9,558	4,129
Class 529C	26,107	37,169	36,049	18,034
Total Program Manager Fees Waiver	$82,482	$134,010	$142,849	$81,969

The program manager fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class for each of the funds.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and the underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2015, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed in the Statements of Operations.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2015 was equivalent to the following annual effective rates of each fund’s average daily net assets:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
0.0006%	0.0003%	0.0003%	0.0010%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, these funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended May 31, 2015, the aggregate fees paid by each fund under these agreements amounted to the following and are included in “Miscellaneous” expense in the Statements of Operations:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$12,000	$25,514	$20,658	$6,828

MFS had agreed to reimburse the funds for a portion of the payments made by each fund for the services under the Compliance Officer Agreement in the following amounts, which are included in the reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$2,460	$5,244	$4,227	$1,410

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended May 31, 2015, purchases and sales of shares of underlying funds aggregated the following:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$354,795,970	$662,035,575	$479,271,809	$100,014,838
Sales	$271,491,796	$524,055,666	$309,569,619	$109,770,701

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund
	Year ended 5/31/15		Year ended 5/31/14		Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	20,395,104	$303,865,338	24,781,601	$355,599,185	38,410,104	$649,053,011	55,798,445	$893,988,731
Class B	1,155,013	17,087,926	2,156,378	30,659,582	2,124,326	35,574,552	3,794,480	60,038,203
Class C	13,242,478	194,534,515	17,282,290	244,776,228	18,263,489	303,827,886	25,947,256	409,902,019
Class I	6,490,493	97,252,667	4,291,589	62,827,789	3,338,589	57,037,507	3,580,385	57,965,306
Class R1	415,881	6,011,731	478,920	6,633,468	652,771	10,659,104	794,241	12,261,398
Class R2	1,652,138	24,006,804	2,536,064	35,590,897	2,215,472	36,737,867	4,500,089	70,853,508
Class R3	3,804,685	56,184,016	5,034,428	71,641,866	7,190,664	120,524,169	10,597,833	168,724,025
Class R4	4,008,000	59,487,816	4,859,333	70,671,534	9,270,882	156,503,065	7,796,237	124,681,359
Class 529A	2,995,955	44,285,159	2,776,195	39,632,480	3,684,198	61,688,893	3,321,244	53,082,681
Class 529B	305,648	4,438,683	287,359	4,032,398	404,152	6,662,927	389,821	6,122,874
Class 529C	1,531,652	22,293,711	1,479,333	20,791,191	1,561,828	25,730,314	1,546,732	24,226,963
	55,997,047	$829,448,366	65,963,490	$942,856,618	87,116,475	$1,463,999,295	118,066,763	$1,881,847,067

Shares issued to shareholders in reinvestment of distributions
Class A	1,963,752	$29,085,263	1,638,473	$23,357,566	3,951,636	$66,373,590	2,800,088	$44,810,126
Class B	157,606	2,321,306	133,933	1,902,130	293,315	4,879,358	210,970	3,359,866
Class C	664,323	9,704,073	451,170	6,366,462	1,032,349	17,077,738	597,276	9,470,708
Class I	151,226	2,258,862	101,334	1,456,900	142,385	2,419,155	87,877	1,424,708
Class R1	21,783	312,613	20,876	288,863	39,413	639,840	27,979	435,240
Class R2	145,813	2,105,643	128,674	1,789,177	283,517	4,674,248	235,530	3,701,817
Class R3	253,880	3,732,445	234,781	3,322,088	543,437	9,064,523	406,750	6,466,329
Class R4	169,072	2,505,310	60,570	869,605	341,550	5,732,077	187,041	2,998,758
Class 529A	167,256	2,464,821	135,365	1,921,854	216,977	3,629,065	150,420	2,397,174
Class 529B	9,656	140,241	8,610	120,568	14,591	240,644	10,472	165,388
Class 529C	59,154	856,883	43,684	611,194	63,612	1,043,506	38,895	611,853
	3,763,521	$55,487,460	2,957,470	$42,006,407	6,922,782	$115,773,744	4,753,298	$75,841,967

Shares reacquired
Class A	(18,646,569)	$(277,699,721)	(20,701,889)	$(296,592,661)	(33,406,327)	$(563,866,987)	(27,720,746)	$(445,255,904)
Class B	(1,892,925)	(28,055,090)	(2,561,108)	(36,534,503)	(3,880,650)	(64,978,222)	(5,068,590)	(80,583,382)
Class C	(9,136,255)	(134,188,072)	(8,350,419)	(118,175,379)	(13,607,301)	(226,301,378)	(9,873,868)	(156,249,562)
Class I	(2,891,867)	(43,566,652)	(2,649,130)	(38,732,220)	(2,536,564)	(43,278,532)	(1,540,280)	(24,812,915)
Class R1	(576,869)	(8,299,702)	(574,907)	(7,971,667)	(816,466)	(13,341,804)	(784,656)	(12,147,068)
Class R2	(2,269,550)	(32,984,821)	(2,767,111)	(38,622,800)	(4,333,586)	(72,061,054)	(4,130,474)	(65,680,224)
Class R3	(3,278,218)	(48,393,052)	(5,479,140)	(79,018,853)	(8,681,816)	(145,951,024)	(7,174,959)	(114,747,440)
Class R4	(1,632,215)	(24,291,817)	(885,725)	(12,757,517)	(4,974,327)	(83,691,854)	(2,454,808)	(39,414,519)
Class 529A	(5,464,048)	(80,392,533)	(2,005,022)	(28,548,800)	(2,644,470)	(44,274,773)	(2,277,941)	(36,394,984)
Class 529B	(577,221)	(8,380,038)	(412,349)	(5,780,691)	(481,482)	(7,955,748)	(512,608)	(8,074,438)
Class 529C	(2,806,570)	(40,609,724)	(1,128,298)	(15,801,863)	(1,250,054)	(20,584,598)	(1,038,086)	(16,241,347)
	(49,172,307)	$(726,861,222)	(47,515,098)	$(678,536,954)	(76,613,043)	$(1,286,285,974)	(62,577,016)	$(999,601,783)

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued				MFS Moderate Allocation Fund – continued
	Year ended 5/31/15		Year ended 5/31/14		Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change
Class A	3,712,287	$55,250,880	5,718,185	$82,364,090	8,955,413	$151,559,614	30,877,787	$493,542,953
Class B	(580,306)	(8,645,858)	(270,797)	(3,972,791)	(1,463,009)	(24,524,312)	(1,063,140)	(17,185,313)
Class C	4,770,546	70,050,516	9,383,041	132,967,311	5,688,537	94,604,246	16,670,664	263,123,165
Class I	3,749,852	55,944,877	1,743,793	25,552,469	944,410	16,178,130	2,127,982	34,577,099
Class R1	(139,205)	(1,975,358)	(75,111)	(1,049,336)	(124,282)	(2,042,860)	37,564	549,570
Class R2	(471,599)	(6,872,374)	(102,373)	(1,242,726)	(1,834,597)	(30,648,939)	605,145	8,875,101
Class R3	780,347	11,523,409	(209,931)	(4,054,899)	(947,715)	(16,362,332)	3,829,624	60,442,914
Class R4	2,544,857	37,701,309	4,034,178	58,783,622	4,638,105	78,543,288	5,528,470	88,265,598
Class 529A	(2,300,837)	(33,642,553)	906,538	13,005,534	1,256,705	21,043,185	1,193,723	19,084,871
Class 529B	(261,917)	(3,801,114)	(116,380)	(1,627,725)	(62,739)	(1,052,177)	(112,315)	(1,786,176)
Class 529C	(1,215,764)	(17,459,130)	394,719	5,600,522	375,386	6,189,222	547,541	8,597,469
	10,588,261	$158,074,604	21,405,862	$306,326,071	17,426,214	$293,487,065	60,243,045	$958,087,251

	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund
	Year ended 5/31/15		Year ended 5/31/14		Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	29,421,207	$548,648,644	40,649,822	$709,808,496	6,601,885	$132,770,509	10,428,493	$195,227,640
Class B	1,467,964	27,066,091	2,188,465	37,562,317	423,278	8,369,511	585,235	10,707,044
Class C	10,989,363	200,942,937	15,189,257	260,685,455	2,826,241	55,551,845	3,689,142	67,355,906
Class I	2,022,392	38,026,734	1,996,638	35,059,704	730,227	14,814,545	789,035	14,920,705
Class R1	660,101	11,734,280	489,370	8,240,453	378,149	7,190,563	154,014	2,741,788
Class R2	2,048,663	37,427,250	3,272,459	56,080,383	754,861	14,876,043	1,240,500	22,466,465
Class R3	3,662,910	67,823,902	4,501,790	77,864,238	1,605,441	31,954,515	2,004,117	37,034,791
Class R4	7,444,448	138,300,631	5,221,116	90,758,589	2,403,042	48,332,875	915,767	16,992,454
Class 529A	2,698,831	49,778,579	2,756,932	47,872,602	1,348,206	26,913,777	1,402,581	26,102,874
Class 529B	184,523	3,348,833	210,342	3,578,479	83,706	1,632,515	85,951	1,542,802
Class 529C	1,047,849	18,879,446	1,152,603	19,586,672	444,412	8,578,716	528,548	9,544,726
	61,648,251	$1,141,977,327	77,628,794	$1,347,097,388	17,599,448	$350,985,414	21,823,383	$404,637,195

Shares issued to shareholders in reinvestment of distributions
Class A	2,267,673	$41,951,943	1,767,615	$31,587,363	442,968	$8,872,644	314,721	$6,052,058
Class B	125,290	2,300,317	111,108	1,968,831	19,716	389,984	11,524	218,742
Class C	434,704	7,911,613	309,399	5,445,415	74,468	1,461,801	40,404	762,028
Class I	82,217	1,531,700	60,970	1,096,859	38,164	774,728	26,366	513,882
Class R1	19,630	350,592	17,617	303,897	3,367	65,218	2,714	50,429
Class R2	168,667	3,057,928	147,059	2,576,473	45,282	890,248	46,560	878,591
Class R3	220,969	4,054,776	198,045	3,511,338	105,776	2,102,821	78,242	1,493,639
Class R4	201,686	3,727,161	90,271	1,610,435	54,704	1,097,905	22,208	427,948
Class 529A	162,000	2,977,965	136,665	2,425,804	73,663	1,467,074	53,504	1,023,520
Class 529B	7,357	133,657	6,730	118,170	1,875	35,318	1,018	19,140
Class 529C	36,375	655,115	24,028	418,250	10,464	202,786	5,454	101,556
	3,726,568	$68,652,767	2,869,507	$51,062,835	870,447	$17,360,527	602,715	$11,541,533

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued				MFS Aggressive Growth Allocation Fund – continued
	Year ended 5/31/15		Year ended 5/31/14		Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(23,600,168)	$(439,685,101)	(18,130,482)	$(317,386,495)	(6,961,361)	$(139,749,514)	(4,765,441)	$(88,788,169)
Class B	(3,713,326)	(68,567,305)	(4,801,111)	(83,168,263)	(1,206,849)	(23,910,275)	(1,601,125)	(29,448,864)
Class C	(7,814,673)	(143,035,386)	(5,963,351)	(102,622,829)	(2,081,291)	(40,926,093)	(1,679,911)	(30,663,353)
Class I	(1,555,460)	(29,265,452)	(990,294)	(17,367,429)	(578,314)	(11,794,383)	(527,721)	(10,025,180)
Class R1	(602,742)	(10,828,170)	(537,896)	(9,077,318)	(338,270)	(6,522,292)	(307,479)	(5,543,262)
Class R2	(3,308,473)	(60,652,963)	(2,998,526)	(51,765,240)	(2,295,665)	(45,260,990)	(1,518,193)	(27,939,984)
Class R3	(3,605,117)	(67,057,914)	(3,511,558)	(61,507,979)	(1,622,784)	(32,412,521)	(1,254,152)	(23,100,112)
Class R4	(2,536,552)	(47,156,536)	(1,120,698)	(19,667,559)	(749,624)	(15,022,259)	(361,822)	(6,690,877)
Class 529A	(2,771,290)	(50,923,372)	(2,459,909)	(42,531,509)	(1,207,450)	(23,976,027)	(1,060,669)	(19,564,263)
Class 529B	(466,486)	(8,479,509)	(602,854)	(10,277,756)	(135,548)	(2,626,749)	(162,244)	(2,937,192)
Class 529C	(856,490)	(15,425,395)	(899,592)	(15,194,054)	(428,085)	(8,265,910)	(394,087)	(7,016,941)
	(50,830,777)	$(941,077,103)	(42,016,271)	$(730,566,431)	(17,605,241)	$(350,467,013)	(13,632,844)	$(251,718,197)

Net change
Class A	8,088,712	$150,915,486	24,286,955	$424,009,364	83,492	$1,893,639	5,977,773	$112,491,529
Class B	(2,120,072)	(39,200,897)	(2,501,538)	(43,637,115)	(763,855)	(15,150,780)	(1,004,366)	(18,523,078)
Class C	3,609,394	65,819,164	9,535,305	163,508,041	819,418	16,087,553	2,049,635	37,454,581
Class I	549,149	10,292,982	1,067,314	18,789,134	190,077	3,794,890	287,680	5,409,407
Class R1	76,989	1,256,702	(30,909)	(532,968)	43,246	733,489	(150,751)	(2,751,045)
Class R2	(1,091,143)	(20,167,785)	420,992	6,891,616	(1,495,522)	(29,494,699)	(231,133)	(4,594,928)
Class R3	278,762	4,820,764	1,188,277	19,867,597	88,433	1,644,815	828,207	15,428,318
Class R4	5,109,582	94,871,256	4,190,689	72,701,465	1,708,122	34,408,521	576,153	10,729,525
Class 529A	89,541	1,833,172	433,688	7,766,897	214,419	4,404,824	395,416	7,562,131
Class 529B	(274,606)	(4,997,019)	(385,782)	(6,581,107)	(49,967)	(958,916)	(75,275)	(1,375,250)
Class 529C	227,734	4,109,166	277,039	4,810,868	26,791	515,592	139,915	2,629,341
	14,544,042	$269,552,991	38,482,030	$667,593,792	864,654	$17,878,928	8,793,254	$164,460,531

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the funds and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2015, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$9,947	$21,547	$17,449	$5,764
Interest Expense	$—	$—	$—	$—

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

	MFS Conservative Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Absolute Return Fund	5,891,954	765,272	(247,385)	6,409,841
MFS Commodity Strategy Fund	3,132,550	1,468,482	(129,832)	4,471,200
MFS Emerging Markets Debt Fund	5,692,729	744,754	(217,246)	6,220,237
MFS Emerging Markets Debt Local Currency Fund	—	8,400,011	(321,978)	8,078,033
MFS Global Bond Fund	14,847,701	3,491,776	(551,076)	17,788,401
MFS Global Real Estate Fund	1,859,625	279,111	(251,801)	1,886,935
MFS Government Securities Fund	28,336,932	3,621,176	(1,753,697)	30,204,411
MFS Growth Fund	2,533,222	218,225	(290,338)	2,461,109
MFS High Income Fund	39,290,711	5,813,615	(1,553,408)	43,550,918
MFS Inflation-Adjusted Bond Fund	26,860,575	3,812,392	(1,449,789)	29,223,178
MFS Institutional Money Market Portfolio	27	161,583,869	(161,583,862)	34
MFS International Growth Fund	2,007,260	340,388	(177,085)	2,170,563
MFS International Value Fund	1,642,390	219,884	(172,388)	1,689,886
MFS Limited Maturity Fund	47,221,188	5,860,627	(2,048,528)	51,033,287
MFS Mid Cap Growth Fund	8,168,208	951,669	(1,110,182)	8,009,695
MFS Mid Cap Value Fund	5,579,570	803,151	(623,823)	5,758,898
MFS New Discovery Fund	1,098,385	220,272	(163,777)	1,154,880
MFS New Discovery Value Fund	2,249,878	328,806	(278,144)	2,300,540
MFS Research Fund	4,611,921	523,218	(485,329)	4,649,810
MFS Research International Fund	6,334,738	1,150,940	(575,975)	6,909,703
MFS Total Return Bond Fund	44,403,098	5,490,479	(7,769,504)	42,124,073
MFS Value Fund	5,100,830	605,908	(535,466)	5,171,272

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Absolute Return Fund	$(143,913)	$—	$468,580	$61,085,786
MFS Commodity Strategy Fund	(394,402)	—	69,237	30,448,874
MFS Emerging Markets Debt Fund	(336,609)	—	4,179,411	92,308,314
MFS Emerging Markets Debt Local Currency Fund	(67,879)	—	1,659,838	60,827,589
MFS Global Bond Fund	(1,020,298)	—	3,396,373	151,912,947
MFS Global Real Estate Fund	189,203	455,815	813,278	30,134,347
MFS Government Securities Fund	(641,167)	—	6,874,044	306,574,776
MFS Growth Fund	969,313	6,426,560	—	184,386,323
MFS High Income Fund	(250,028)	—	8,530,544	154,170,250
MFS Inflation-Adjusted Bond Fund	(1,510,024)	—	4,053,914	305,966,676
MFS Institutional Money Market Portfolio	—	—	902	34
MFS International Growth Fund	(97,690)	546,546	952,455	61,405,219
MFS International Value Fund	168,353	673,883	1,362,745	61,224,558
MFS Limited Maturity Fund	(729,539)	—	3,931,845	306,710,057
MFS Mid Cap Growth Fund	1,037,678	7,737,494	—	123,028,916
MFS Mid Cap Value Fund	376,260	6,853,016	875,394	123,067,643
MFS New Discovery Fund	(153,464)	2,063,441	—	30,823,741
MFS New Discovery Value Fund	2,221	1,077,258	128,765	30,620,181
MFS Research Fund	721,508	8,506,114	1,712,486	184,597,472
MFS Research International Fund	(314,242)	—	3,074,468	123,407,296
MFS Total Return Bond Fund	(815,387)	1,717,526	14,437,109	459,573,632
MFS Value Fund	717,580	4,610,723	4,061,697	184,614,420
	$(2,292,526)	$40,668,376	$60,583,085	$3,066,889,051

Notes to Financial Statements – continued

	MFS Moderate Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Absolute Return Fund	6,293,507	599,630	(77,934)	6,815,203
MFS Commodity Strategy Fund	20,055,774	8,333,014	(82,046)	28,306,742
MFS Emerging Markets Debt Fund	12,119,366	1,361,167	(158,002)	13,322,531
MFS Emerging Markets Debt Local Currency Fund	—	17,053,112	(60,450)	16,992,662
MFS Global Bond Fund	31,718,591	6,024,131	(307,388)	37,435,334
MFS Global Real Estate Fund	7,892,133	736,433	(649,272)	7,979,294
MFS Government Securities Fund	60,553,655	5,661,297	(2,247,303)	63,967,649
MFS Growth Fund	7,172,506	333,383	(454,537)	7,051,352
MFS High Income Fund	83,916,617	10,574,637	(1,398,941)	93,092,313
MFS Inflation-Adjusted Bond Fund	28,713,110	15,345,451	(703,420)	43,355,141
MFS Institutional Money Market Portfolio	71	120,178,229	(120,178,270)	30
MFS International Growth Fund	6,409,373	925,907	(246,193)	7,089,087
MFS International New Discovery Fund	2,041,036	244,454	(58,489)	2,227,001
MFS International Value Fund	5,233,428	559,703	(269,628)	5,523,503
MFS Mid Cap Growth Fund	30,476,620	2,338,629	(2,413,584)	30,401,665
MFS Mid Cap Value Fund	20,802,957	2,055,398	(1,126,584)	21,731,771
MFS New Discovery Fund	3,501,406	545,809	(284,283)	3,762,932
MFS New Discovery Value Fund	7,188,525	725,674	(459,917)	7,454,282
MFS Research Fund	13,086,616	943,405	(715,512)	13,314,509
MFS Research International Fund	20,245,898	3,264,718	(886,512)	22,624,104
MFS Total Return Bond Fund	66,990,128	5,515,164	(24,890,697)	47,614,595
MFS Value Fund	14,501,792	1,109,253	(855,516)	14,755,529

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Absolute Return Fund	$2,452	$—	$496,896	$64,948,883
MFS Commodity Strategy Fund	38,019	—	439,730	192,768,912
MFS Emerging Markets Debt Fund	594,802	—	8,891,431	197,706,359
MFS Emerging Markets Debt Local Currency Fund	14,460	—	3,486,444	127,954,745
MFS Global Bond Fund	3,016,386	—	7,185,875	319,697,752
MFS Global Real Estate Fund	4,103,311	1,930,014	3,443,589	127,429,332
MFS Government Securities Fund	1,968,603	—	14,618,905	649,271,642
MFS Growth Fund	19,563,175	18,148,640	—	528,287,302
MFS High Income Fund	1,734,830	—	18,164,518	329,546,788
MFS Inflation-Adjusted Bond Fund	928,628	—	4,526,446	453,928,322
MFS Institutional Money Market Portfolio	—	—	526	30
MFS International Growth Fund	3,719,104	1,734,799	3,023,201	200,550,281
MFS International New Discovery Fund	1,113,562	—	919,559	66,988,188
MFS International Value Fund	5,717,181	2,138,852	4,325,245	200,116,509
MFS Mid Cap Growth Fund	25,148,711	28,657,165	—	466,969,568
MFS Mid Cap Value Fund	16,708,053	25,403,958	3,245,065	464,407,951
MFS New Discovery Fund	4,790,239	6,549,976	—	100,432,642
MFS New Discovery Value Fund	2,217,337	3,419,824	408,771	99,216,493
MFS Research Fund	18,520,516	24,021,495	4,836,114	528,585,998
MFS Research International Fund	7,913,281	—	9,759,279	404,066,502
MFS Total Return Bond Fund	31,606,075	1,938,467	19,338,955	519,475,233
MFS Value Fund	17,856,045	13,009,609	11,517,543	526,772,385
	$167,274,770	$126,952,799	$118,628,092	$6,569,121,817

	MFS Growth Allocation Fund
Underlying Affiliated Funds	Beginning Share/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Share/Par Amount
MFS Absolute Return Fund	5,081,146	637,491	(81,281)	5,637,356
MFS Commodity Strategy Fund	21,690,807	9,705,500	(275,070)	31,121,237
MFS Emerging Markets Debt Fund	9,798,911	1,311,499	(156,359)	10,954,051
MFS Emerging Markets Local Currency Fund	—	14,149,386	(43,728)	14,105,658

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued
Underlying Affiliated Funds	Beginning Share/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Share/Par Amount
MFS Emerging Markets Equity Fund	1,558,066	326,927	(76,125)	1,808,868
MFS Global Bond Fund	20,533,072	3,017,268	(11,113,131)	12,437,209
MFS Global Real Estate Fund	9,580,305	1,096,549	(779,803)	9,897,051
MFS Growth Fund	7,939,275	446,099	(427,753)	7,957,621
MFS High Income Fund	67,779,604	10,043,215	(1,141,313)	76,681,506
MFS Inflation-Adjusted Bond Fund	23,175,591	3,113,142	(623,362)	25,665,371
MFS Institutional Money Market Portfolio	25	79,995,147	(79,995,149)	23
MFS International Growth Fund	8,635,116	1,309,140	(342,028)	9,602,228
MFS International New Discovery Fund	3,295,364	411,080	(84,596)	3,621,848
MFS International Value Fund	7,046,354	789,277	(346,335)	7,489,296
MFS Mid Cap Growth Fund	31,511,174	2,419,148	(2,048,409)	31,881,913
MFS Mid Cap Value Fund	21,561,574	2,015,573	(727,259)	22,849,888
MFS New Discovery Fund	3,732,827	568,767	(211,421)	4,090,173
MFS New Discovery Value Fund	7,711,439	719,485	(311,907)	8,119,017
MFS Research Fund	10,541,500	825,260	(440,384)	10,926,376
MFS Research International Fund	19,078,595	3,256,541	(933,443)	21,401,693
MFS Total Return Bond Fund	13,524,682	1,747,455	(474,409)	14,797,728
MFS Value Fund	16,084,809	1,420,843	(811,312)	16,694,340

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Absolute Return Fund	$2,328	$—	$404,080	$53,723,999
MFS Commodity Strategy Fund	120,924	—	473,639	211,935,625
MFS Emerging Markets Debt Fund	602,954	—	7,218,521	162,558,117
MFS Emerging Markets Local Currency Fund	12,213	—	2,867,067	106,215,603
MFS Emerging Markets Equity Fund	1,263,207	1,142,458	536,063	53,072,185
MFS Global Bond Fund	(2,421,627)	—	3,528,558	106,213,763
MFS Global Real Estate Fund	4,929,607	2,337,364	4,170,395	158,055,904
MFS Growth Fund	18,195,581	20,162,091	—	596,184,973
MFS High Income Fund	1,339,611	—	14,741,499	271,452,535
MFS Inflation-Adjusted Bond Fund	765,277	—	3,487,768	268,716,435
MFS Institutional Money Market Portfolio	—	—	264	23
MFS International Growth Fund	5,192,759	2,338,239	4,074,805	271,647,042
MFS International New Discovery Fund	1,567,078	—	1,485,566	108,945,193
MFS International Value Fund	7,364,777	2,880,555	5,825,136	271,337,197
MFS Mid Cap Growth Fund	20,566,834	29,773,549	—	489,706,190
MFS Mid Cap Value Fund	10,096,146	26,408,459	3,373,378	488,302,112
MFS New Discovery Fund	3,513,186	7,054,409	—	109,166,712
MFS New Discovery Value Fund	1,056,782	3,684,205	440,373	108,064,113
MFS Research Fund	8,195,505	19,412,482	3,908,207	433,777,117
MFS Research International Fund	—	—	9,197,011	382,234,234
MFS Total Return Bond Fund	12,288,346	587,181	4,665,442	161,443,215
MFS Value Fund	16,428,179	14,449,376	12,831,036	595,987,927
	$111,079,667	$130,230,368	$83,228,808	$5,408,740,214

	MFS Aggressive Growth Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	9,037,535	3,870,394	(144,693)	12,763,236
MFS Emerging Markets Equity Fund	1,038,397	201,656	(60,298)	1,179,755
MFS Global Real Estate Fund	5,330,153	629,982	(541,565)	5,418,570
MFS Growth Fund	3,147,445	175,743	(256,295)	3,066,893
MFS Institutional Money Market Portfolio	42	74,333,401	(74,333,396)	47
MFS International Growth Fund	4,633,090	535,136	(175,408)	4,992,818
MFS International New Discovery Fund	2,213,091	206,638	(61,620)	2,358,109
MFS International Value Fund	3,779,138	309,773	(194,994)	3,893,917

Notes to Financial Statements – continued

	MFS Aggressive Growth Allocation Fund – continued
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Mid Cap Growth Fund	11,743,115	914,108	(1,137,270)	11,519,953
MFS Mid Cap Value Fund	8,049,208	709,398	(480,222)	8,278,384
MFS New Discovery Fund	1,554,839	220,605	(115,476)	1,659,968
MFS New Discovery Value Fund	3,219,428	265,266	(174,989)	3,309,705
MFS Research Fund	3,982,942	299,214	(271,719)	4,010,437
MFS Research International Fund	7,323,729	969,271	(346,659)	7,946,341
MFS Value Fund	6,388,600	534,181	(485,479)	6,437,302

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$22,807	$—	$184,743	$86,917,635
MFS Emerging Markets Equity Fund	1,017,851	714,839	335,416	34,614,013
MFS Global Real Estate Fund	3,331,437	1,293,140	2,307,490	86,534,559
MFS Growth Fund	10,387,055	7,840,107	—	229,771,626
MFS Institutional Money Market Portfolio	—	—	647	47
MFS International Growth Fund	2,644,500	1,215,518	2,118,259	141,246,814
MFS International New Discovery Fund	1,113,742	—	966,438	70,931,913
MFS International Value Fund	4,096,193	1,516,087	3,065,870	141,076,626
MFS Mid Cap Growth Fund	11,282,025	10,853,588	—	176,946,482
MFS Mid Cap Value Fund	5,826,379	9,630,698	1,230,211	176,909,065
MFS New Discovery Fund	1,741,341	2,870,793	—	44,304,546
MFS New Discovery Value Fund	510,195	1,506,093	180,023	44,052,172
MFS Research Fund	6,684,345	7,160,201	1,441,523	159,214,360
MFS Research International Fund	2,349,800	—	3,387,912	141,921,652
MFS Value Fund	8,701,616	5,658,979	5,017,618	229,811,673
	$59,709,286	$50,260,043	$20,236,150	$1,764,253,183

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund (the MFS Asset Allocation Funds) (four of the series constituting MFS Series Trust X), as of May 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of MFS Asset Allocation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the MFS Asset Allocation Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the MFS Asset Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Asset Allocation Funds (four of the series constituting the MFS Series Trust X) at May 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 16, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Joseph Flaherty

Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Website at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The funds below designated the following amounts as capital gain dividends paid during the fiscal year:

Capital Gains
MFS Conservative Allocation Fund	$14,170,000
MFS Moderate Allocation Fund	36,849,000
MFS Growth Allocation Fund	16,217,162
MFS Aggressive Growth Allocation Fund	9,834,850

For corporate shareholders, the following percentages of each fund’s ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction:

Dividends Received Deductions
MFS Conservative Allocation Fund	17.49%
MFS Moderate Allocation Fund	27.90%
MFS Growth Allocation Fund	40.42%
MFS Aggressive Growth Allocation Fund	66.89%

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2015

MFS® ABSOLUTE RETURN FUND

ART-ANN

MFS® ABSOLUTE RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic conditions were sluggish in early 2015. U.S. growth decelerated sharply, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady deceleration in China’s pace of growth and a struggling Japanese economy.

Other major economies and regions have struggled, leading central banks to step up their efforts to stimulate economic growth. The European Central Bank’s quantitative easing program has begun to make an impact. However, risks associated with a potential Greek debt default and potential eurozone exit have weighed on business and investor confidence.

Despite the People’s Bank of China’s targeted stimulative actions,

China’s economic growth rate has continued to decelerate to multi-decade lows, and Chinese equity markets are showing signs of strain.

In Puerto Rico, concerns about the island nation’s ability to pay its outstanding debt obligations resurfaced, which weighed on municipal bond markets.

The U.S. Federal Reserve has remained accommodative in the face of global headwinds and low inflation.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)		Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S.	57.1%		5.7%	62.8%
	United Kingdom	5.1%		6.3%	11.4%
	North America ex-U.S.	3.7%		3.1%	6.8%
	Asia/Pacific ex-Japan	4.3%		(0.1)%	4.2%
	Emerging Markets	2.3%		0.0%	2.3%
	Supranational	1.1%		0.0%	1.1%
	Europe ex-U.K.	20.1%		(19.8)%	0.3%
	Japan	2.6%		(6.8)%	(4.2)%
Equity	Europe ex-U.K.	0.0%		11.2%	11.2%
	Emerging Markets	0.0%		7.9%	7.9%
	Japan	0.0%		1.5%	1.5%
	Asia/Pacific ex-Japan	0.0%		(0.1)%	(0.1)%
	North America ex-U.S.	0.0%		(2.0)%	(2.0)%
	United Kingdom	0.0%		(2.1)%	(2.1)%
	U.S. Small/Mid Cap	0.0%		(3.5)%	(3.5)%
	U.S. Large Cap	0.0%		(7.2)%	(7.2)%
Real Estate-related	U.S.	1.2%		0.0%	1.2%
Cash	Cash & Equivalents (d)	(0.0)%	(o)	0.1%	0.1%
	Derivative Offsets (e)	2.4%		5.9%	8.3%

Top ten holdings (c)
U.K. Gilt 10 yr Future SEP 2015	6.3%
U.S. Treasury Note 10 yr Future SEP 2015	5.7%
DAX Index Future JUN 2015	3.9%
CAC 40 Index Future JUN 2015	3.5%
Hang Seng Index Future JUN 2015	3.3%
Australian SPI 200 Index Future JUN 2015	(3.4)%
Russell 2000 Index Future JUN 2015	(3.5)%
Japanese Government Bond 10 yr Future JUN 2015	(6.8)%
S&P 500 E-Mini Index Future JUN 2015	(8.1)%
Euro Bund Future JUN 2015	(19.8)%

2

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, and the unrealized gain or loss in connection with forward foreign currency exchange contracts. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to risks associated with forward foreign currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions. Please see the Notes to Financial Statements for additional information related to risks associated with the fund’s derivative positions.
(o)	Less than 0.1%.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Regional distinctions are based upon the issuer country of the individual securities. All of the holdings that are included within the Active Security Selection column are U.S. Dollar denominated securities.

Percentages are based on net assets as of 5/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2015, Class A shares of the MFS Absolute Return Fund (“fund”) provided a total return of –1.19%, at net asset value. This compares with return of 0.02% for the fund’s benchmark, the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index.

In managing the fund, MFS employs an absolute return investment approach. Unlike many mutual funds, the fund is not managed with a goal of outperforming an index of securities or other funds. The investment returns of mutual funds that are managed relative to an index may be positive or negative and will tend to reflect the general direction of the markets. In contrast, the fund seeks to earn a positive return regardless of market conditions. As a result, if this strategy is successful, it is expected that the fund will outperform the general equity market during periods of flat or negative market performance, will underperform during periods of strong positive market performance, and will typically produce less volatile returns than the general equity market.

MFS attempts to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of primarily debt instruments and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes, markets and currencies.

Market Environment

A generally risk-friendly environment persisted in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates deeper into negative territory and announced non-conventional easing measures, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in US equities alongside a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, global bond yields rose abruptly, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased.

Factors Affecting Performance

Over the reporting period, the fund underperformed the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index.

The fund’s tactical allocation overlay detracted from performance during the reporting period. A negative allocation to developed market equities, through the use of equity

4

Management Review – continued

index futures weighed on performance. Additionally, an overall negative allocation to interest rate futures and a positive exposure via currency forwards to Norwegian Krona, which depreciated versus the U.S. dollar, dampened performance.

The fund’s investment in fixed income securities was a contributor to performance. In particular holdings of bonds in the financial and industrials sectors had a positive impact on the fund’s returns as both sectors performed well during the reporting period. The fund’s positive allocation to emerging market equities via equity index futures supported performance particularly its positive exposure to the Chinese equity market. Additionally, a short exposure to the Euro, through the use of currency forwards, which depreciated versus the U.S. dollar, contributed to performance.

Respectfully,

James Calmas	Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	3/30/11	(1.19)%	(0.18)%
B	3/30/11	(1.97)%	(0.95)%
C	3/30/11	(1.97)%	(0.94)%
I	3/30/11	(0.94)%	0.07%
R1	3/30/11	(1.96)%	(0.95)%
R2	3/30/11	(1.54)%	(0.46)%
R3	3/30/11	(1.19)%	(0.19)%
R4	3/30/11	(0.94)%	0.06%
R5	10/01/12	(0.87)%	0.41%
Comparative benchmark
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (f)		0.02%	0.04%
Average annual with sales charge
A With initial Sales Charge (4.25%)		(5.39)%	(1.21)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.89)%	(1.42)%
C With CDSC (1% for 12 months) (v)		(2.95)%	(0.94)%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2014 through May 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2014 through May 31, 2015.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/14	Ending Account Value 5/31/15	Expenses Paid During Period (p) 12/01/14-5/31/15
A	Actual	1.14%	$1,000.00	$998.24	$5.68
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
B	Actual	1.90%	$1,000.00	$993.70	$9.44
	Hypothetical (h)	1.90%	$1,000.00	$1,015.46	$9.55
C	Actual	1.90%	$1,000.00	$994.75	$9.45
	Hypothetical (h)	1.90%	$1,000.00	$1,015.46	$9.55
I	Actual	0.90%	$1,000.00	$999.49	$4.49
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
R1	Actual	1.90%	$1,000.00	$994.75	$9.45
	Hypothetical (h)	1.90%	$1,000.00	$1,015.46	$9.55
R2	Actual	1.40%	$1,000.00	$995.95	$6.97
	Hypothetical (h)	1.40%	$1,000.00	$1,017.95	$7.04
R3	Actual	1.15%	$1,000.00	$998.24	$5.73
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
R4	Actual	0.90%	$1,000.00	$999.49	$4.49
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
R5	Actual	0.85%	$1,000.00	$999.71	$4.24
	Hypothetical (h)	0.85%	$1,000.00	$1,020.69	$4.28

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 99.6%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 14.4%
AmeriCredit Automobile Receivables Trust, 2014-2, “A2B”, FRN, 0.46%, 10/10/17	$321,082	$320,938
AmeriCredit Automobile Receivables Trust, 2015-1, “A2A”, 0.77%, 4/09/18	490,000	490,184
ARI Fleet Lease Trust, “A”, FRN, 0.736%, 3/15/20 (n)	87,544	87,529
ARI Fleet Lease Trust, “A”, FRN, 0.486%, 1/15/21 (n)	173,565	173,257
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/22 (n)	433,899	433,796
Babson Ltd., CLO, “A1”, FRN, 0.5%, 1/18/21 (z)	312,623	309,009
BMW Vehicle Lease Trust, “A2”, 0.45%, 3/21/16	363,748	363,745
BMW Vehicle Lease Trust, 2015-1, “A2B”, FRN, 0.504%, 2/21/17	815,000	815,088
Capital Auto Receivables Asset Trust, 2013-4, “A1”, FRN, 0.564%, 3/21/16	17,726	17,728
Carmax Auto Owner Trust, 2014-4, “A2A”, 0.67%, 2/15/18	1,100,000	1,100,121
Cent CDO XI Ltd., “A1”, FRN, 0.537%, 4/25/19 (n)	368,439	364,977
Chesapeake Funding LLC, “A”, FRN, 0.93%, 11/07/23 (n)	99,871	99,909
Chesapeake Funding LLC, “A”, FRN, 0.631%, 1/07/25 (n)	539,071	539,270
Chesapeake Funding LLC, 2015-1A, “A”, FRN, 0.681%, 2/07/27 (n)	880,000	880,478
Chrysler Capital Auto Receivables Trust, 2015-AA, “A2”, 0.81%, 11/15/17 (z)	1,100,000	1,100,287
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	430,000	449,912
CNH Equipment Trust, “A2”, 0.63%, 1/17/17	24,498	24,498
CNH Equipment Trust, “A2”, 0.63%, 12/15/17	1,000,000	1,000,387
CNH Wholesale Master Note Trust, “A”, FRN, 0.786%, 8/15/19 (n)	772,000	772,977
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.949%, 9/15/39	221,028	235,676
CWCapital Cobalt Ltd., “A4”, FRN, 5.765%, 5/15/46	308,339	330,242
DT Auto Owner Trust, 0.98%, 4/16/18 (n)	634,620	634,483
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19 (n)	595,908	596,048
Exeter Automobile Receivables Trust, 2015-1A, “A”, 1.6%, 6/17/19 (n)	441,516	442,574
Exeter Automobile Receivables Trust, 2015-2A, “A”, 1.54%, 11/15/19 (n)	700,000	698,529
Ford Credit Auto Owner Trust, 2014- 1, “A”, 2.26%, 11/15/25 (n)	227,000	230,752
Ford Credit Auto Owner Trust, 2014- 2, “A”, 2.31%, 4/15/26 (n)	843,000	856,354
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FRN, 0.586%, 1/15/20	1,000,000	1,001,274
GE Dealer Floorplan Master Note Trust, 2014-1, “A”, FRN, 0.564%, 7/20/19	960,000	956,480

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 6/24/16	$140,412	$140,423
GM Financial Automobile Leasing Trust, 2014-2A, “A2”, 0.73%, 2/20/17 (n)	1,008,250	1,008,107
Go Financial Auto Securitization Trust, 2015-1, “A”, 1.81%, 3/15/18 (z)	580,000	579,463
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.495%, 6/17/21 (z)	781,709	776,380
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.731%, 12/10/27 (n)	813,942	814,052
Honda Auto Receivables Owner Trust, 2015-1, “A2”, 0.7%, 6/15/17	450,000	450,244
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/17 (n)	1,040,000	1,041,949
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49	408,878	431,399
Kingsland III Ltd., “A1”, CDO, FRN, 0.497%, 8/24/21 (n)	182,352	181,583
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.624%, 5/15/21 (z)	515,987	512,211
Kubota Credit Owner Trust, “A2”, 0.58%, 2/15/17 (n)	224,728	224,618
Kubota Credit Owner Trust, 2015-1A, “A2”, 0.94%, 12/15/17 (n)	700,000	700,739
Mercedes-Benz Auto Lease Trust, 2015-A, “A2B”, FRN, 0.506%, 2/15/17	636,000	636,000
Motor PLC, 2014-1A, “A1”, FRN, 0.665%, 8/25/21 (n)	366,187	366,567
Motor PLC, 2015-1A, “A1”, FRN, 0.785%, 6/25/22 (n)	913,000	914,068
Nissan Auto Lease Trust, 2013-B, “A2B”, FRN, 0.456%, 1/15/16	53,118	53,119
Nissan Master Owner Trust Receivables 2013,“A”, FRN, 0.486%, 2/15/18	760,000	760,055
Nissan Master Owner Trust Receivables 2015, “A-1”, FRN, 0.586%, 1/15/20	370,000	370,582
Race Point CLO Ltd., “A1A”, FRN, 0.478%, 8/01/21 (n)	286,059	285,103
Santander Drive Auto Receivable Trust, “A2”, 0.66%, 6/15/17	218,525	218,520
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/32 (n)	661,612	663,975
Toyota Auto Receivables Owner Trust, 2015-A, “A2”, 0.71%, 7/17/17	480,000	480,302
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 1.43%, 5/17/32 (n)	330,000	330,470
Volkswagen Auto Lease Trust, 2014-A, “A2B”, FRN, 0.394%, 10/20/16	611,855	611,621
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.534%, 7/22/19 (n)	1,500,000	1,497,395
Volvo Financial Equipment LLC, 2014-1A, “A2”, 0.54%, 11/15/16 (n)	621,351	621,129
Wheels SPV LLC, 2014-1A, “A2”, 0.84%, 3/20/23 (n)	302,116	302,076

		$30,298,652
Automotive - 5.3%
American Honda Finance Corp., FRN, 0.657%, 5/26/16 (n)	$200,000	$200,636
American Honda Finance Corp., FRN, 0.771%, 10/07/16	200,000	201,010

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Daimler Finance North America LLC, 1.875%, 1/11/18 (n)	$1,100,000	$1,107,907
Daimler Finance North America LLC, 1.65%, 5/18/18 (n)	1,100,000	1,101,041
Daimler Finance North America LLC, FRN, 0.958%, 8/01/16 (n)	160,000	160,904
Daimler Finance North America LLC, FRN, 0.562%, 3/02/17 (n)	860,000	860,000
Ford Motor Credit Co. LLC, 4.207%, 4/15/16	200,000	205,304
Ford Motor Credit Co. LLC, FRN, 0.784%, 9/08/17	1,000,000	993,744
Ford Motor Credit Co. LLC, FRN, 1.214%, 1/09/18	280,000	281,357
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (n)	420,000	430,511
Hyundai Capital America, 1.625%, 10/02/15 (n)	700,000	701,638
Hyundai Capital America, 2%, 3/19/18 (n)	875,000	880,406
Nissan Motor Acceptance Corp., FRN, 0.969%, 9/26/16 (n)	420,000	422,183
Nissan Motor Acceptance Corp., FRN, 0.812%, 3/03/17 (n)	550,000	552,104
Toyota Motor Credit Corp., 3.2%, 6/17/15	125,000	125,151
Toyota Motor Credit Corp., FRN, 0.664%, 1/17/19	850,000	852,696
Volkswagen Group of America Finance LLC, 1.65%, 5/22/18 (n)	790,000	792,236
Volkswagen Group of America Finance LLC, FRN, 0.652%, 5/23/17 (n)	830,000	829,885
Volkswagen Group of America Finance LLC, FRN, 0.716%, 11/20/17 (n)	250,000	250,399
Volkswagen International Finance N.V., 1.125%, 11/18/16 (n)	310,000	310,747

		$11,259,859
Banks & Diversified Financials (Covered Bonds) - 1.4%
Australia & New Zealand Banking Group, FRN, 0.881%, 10/06/15 (n)	$250,000	$250,419
Commonwealth Bank of Australia, 0.75%, 1/15/16 (n)	710,000	710,717
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/17 (n)	600,000	603,246
DnB Nor Boligkreditt A.S., 2.1%, 10/14/15 (n)	500,000	502,933
Norddeutsche Landesbank, 0.875%, 10/16/15 (n)	400,000	400,480
SpareBank 1 Boligkreditt A.S., 2.625%, 5/27/16 (n)	400,000	407,461

		$2,875,256
Broadcasting - 0.3%
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	$203,000	$203,590
Walt Disney Co., 0.45%, 12/01/15	490,000	490,187

		$693,777
Brokerage & Asset Managers - 0.5%
BlackRock, Inc., 1.375%, 6/01/15	$500,000	$500,000
Franklin Resources, Inc., 1.375%, 9/15/17	97,000	97,429
NYSE Euronext, 2%, 10/05/17	412,000	417,112

		$1,014,541
Business Services - 0.5%
Cisco Systems, Inc., FRN, 0.542%, 3/03/17	$1,000,000	$1,003,138

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - 0.3%
DIRECTV Holdings LLC, 2.4%, 3/15/17	$120,000	$121,790
NBCUniversal Enterprise Co., FRN, 0.812%, 4/15/16 (n)	500,000	501,586

		$623,376
Chemicals - 1.5%
CF Industries, Inc., 6.875%, 5/01/18	$846,000	$960,196
Chevron Phillips Chemical Co. LLC, 1.7%, 5/01/18 (n)	1,000,000	1,003,910
Dow Chemical Co., 8.55%, 5/15/19	840,000	1,032,339
LyondellBasell Industries N.V., 5%, 4/15/19	210,000	230,265

		$3,226,710
Computer Software - Systems - 0.2%
Apple, Inc., FRN, 0.529%, 5/03/18	$500,000	$501,438

Conglomerates - 1.0%
ABB Finance (USA), Inc., 1.625%, 5/08/17	$288,000	$290,918
ABB Treasury Center (USA), Inc., 2.5%, 6/15/16 (n)	841,000	854,601
General Electric Co., 0.85%, 10/09/15	200,000	200,334
Pentair Finance S.A., 1.35%, 12/01/15	600,000	600,723
United Technologies Corp., FRN, 0.762%, 6/01/15	240,000	240,000

		$2,186,576
Consumer Products - 1.3%
Mattel, Inc., 1.7%, 3/15/18	$139,000	$138,447
Newell Rubbermaid, Inc., 2.05%, 12/01/17	236,000	238,337
Newell Rubbermaid, Inc., 2.875%, 12/01/19	680,000	692,900
Procter & Gamble Co., 0.75%, 11/04/16	650,000	650,750
Reckitt Benckiser PLC, 2.125%, 9/21/18 (n)	910,000	920,533

		$2,640,967
Consumer Services - 0.6%
eBay, Inc., 1.35%, 7/15/17	$264,000	$264,037
Experian Finance PLC, 2.375%, 6/15/17 (n)	249,000	250,984
Western Union Co., 2.375%, 12/10/15	200,000	200,772
Western Union Co., FRN, 1.281%, 8/21/15	560,000	560,651

		$1,276,444
Electrical Equipment - 0.6%
Amphenol Corp., 1.55%, 9/15/17	$450,000	$451,427
Arrow Electronics, Inc., 3%, 3/01/18	141,000	144,243
Molex Electronic Technologies LLC, 2.878%, 4/15/20 (n)	593,000	591,082

		$1,186,752

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - 1.5%
Applied Materials, Inc., 2.65%, 6/15/16	$400,000	$407,450
Intel Corp., 1.35%, 12/15/17	581,000	584,428
Lam Research Corp., 2.75%, 3/15/20	311,000	312,921
Tyco Electronics Group S.A., 2.375%, 12/17/18	155,000	157,493
Tyco Electronics Group S.A., FRN, 0.479%, 1/29/16	1,200,000	1,199,902
Xilinx, Inc., 2.125%, 3/15/19	480,000	481,883

		$3,144,077
Emerging Market Quasi-Sovereign - 0.9%
CNOOC Finance (2013) Ltd., 1.125%, 5/09/16	$400,000	$399,626
Korea Development Bank, 1%, 1/22/16	410,000	410,592
Korea Gas Corp., 2.25%, 7/25/17 (n)	260,000	263,117
Petroleos Mexicanos, 3.125%, 1/23/19	170,000	173,009
State Grid International Development Co. Ltd., 1.75%, 5/22/18 (n)	627,000	623,120

		$1,869,464
Energy - Independent - 1.4%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$860,000	$949,884
Canadian Natural Resources Ltd., FRN, 0.648%, 3/30/16	480,000	479,292
ConocoPhillips Co., 1.5%, 5/15/18	1,290,000	1,292,336
Southwestern Energy Co., 7.5%, 2/01/18	260,000	292,024

		$3,013,536
Energy - Integrated - 1.9%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$550,000	$563,368
BP Capital Markets PLC, 3.125%, 10/01/15	450,000	453,979
BP Capital Markets PLC, 0.7%, 11/06/15	297,000	297,207
BP Capital Markets PLC, 2.521%, 1/15/20	403,000	410,883
Chevron Corp., 0.889%, 6/24/16	210,000	210,667
Chevron Corp., 1.104%, 12/05/17	314,000	313,659
Shell International Finance B.V., 1.125%, 8/21/17	600,000	601,597
Shell International Finance B.V., FRN, 0.484%, 11/15/16	630,000	631,222
Total Capital International S.A., 1.5%, 2/17/17	500,000	505,591
Total Capital S.A., 3%, 6/24/15	125,000	125,201

		$4,113,374
Financial Institutions - 1.1%
General Electric Capital Corp., FRN, 0.867%, 12/11/15	$250,000	$250,745
General Electric Capital Corp., FRN, 0.874%, 1/08/16	500,000	501,743
General Electric Capital Corp., FRN, 0.507%, 1/14/16	930,000	931,324
LeasePlan Corp. N.V., 3%, 10/23/17 (n)	340,000	347,823
LeasePlan Corp. N.V., 2.5%, 5/16/18 (n)	200,000	201,258

		$2,232,893

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - 5.2%
Anheuser-Busch InBev S.A., 0.8%, 1/15/16	$300,000	$300,649
Anheuser-Busch InBev S.A., 1.375%, 7/15/17	130,000	130,969
Coca-Cola Co., FRN, 0.378%, 11/01/16	900,000	900,952
Diageo Capital PLC, 1.5%, 5/11/17	300,000	302,566
General Mills, Inc., 1.4%, 10/20/17	1,000,000	1,000,740
Heineken N.V., 0.8%, 10/01/15 (n)	500,000	500,384
Ingredion, Inc., 3.2%, 11/01/15	135,000	136,122
Ingredion, Inc., 1.8%, 9/25/17	167,000	166,968
J.M. Smucker Co., 1.75%, 3/15/18 (n)	250,000	250,323
Kellogg Co., 4.45%, 5/30/16	260,000	269,044
Kraft Foods Group, Inc., 1.625%, 6/04/15	480,000	480,016
Kraft Foods Group, Inc., 6.125%, 8/23/18	900,000	1,013,397
Molson Coors Brewing Co., 2%, 5/01/17	500,000	506,589
PepsiCo, Inc., 2.5%, 5/10/16	365,000	371,321
Pernod-Ricard S.A., 2.95%, 1/15/17 (n)	1,160,000	1,188,855
SABMiller Holdings, Inc., 2.45%, 1/15/17 (n)	340,000	346,463
SABMiller Holdings, Inc., FRN, 0.968%, 8/01/18 (n)	930,000	932,566
Tyson Foods, Inc., 6.6%, 4/01/16	920,000	961,225
Tyson Foods, Inc., 2.65%, 8/15/19	429,000	436,908
Want Want China Finance Co., 1.875%, 5/14/18 (n)	360,000	356,059
Wm. Wrigley Jr. Co., 1.4%, 10/21/16 (n)	423,000	424,457
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	52,000	53,109

		$11,029,682
Food & Drug Stores - 0.8%
CVS Health Corp., 1.2%, 12/05/16	$270,000	$271,499
Walgreen Co., 1.8%, 9/15/17	715,000	720,304
Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	680,000	684,769

		$1,676,572
Gaming & Lodging - 0.2%
Wyndham Worldwide Corp., 2.95%, 3/01/17	$442,000	$450,438

Insurance - 2.4%
Aflac, Inc., 3.45%, 8/15/15	$400,000	$402,156
American International Group, Inc., 5.85%, 1/16/18	299,000	331,286
American International Group, Inc., 2.3%, 7/16/19	770,000	775,207
Lincoln National Corp., 4.3%, 6/15/15	125,000	125,166
MetLife Global Funding I, FRN, 0.651%, 4/10/17 (n)	710,000	712,318
MetLife, Inc., 1.756%, 12/15/17	117,000	118,304
Metropolitan Life Global Funding I, 2%, 4/14/20 (n)	900,000	893,408
Metropolitan Life Global Funding I, 0.805%, 7/15/16 (n)	530,000	532,590
PRICOA Global Funding I, FRN, 0.547%, 8/19/15 (n)	290,000	290,066
Prudential Financial, Inc., FRN, 1.054%, 8/15/18	650,000	654,276

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - continued
UnumProvident Corp., 6.85%, 11/15/15 (n)	$80,000	$82,104
Voya Financial, Inc., 2.9%, 2/15/18	235,000	241,766

		$5,158,647
Insurance - Health - 0.1%
Aetna, Inc., 1.5%, 11/15/17	$94,000	$94,441
Wellpoint, Inc., 1.25%, 9/10/15	30,000	30,050

		$124,491
Insurance - Property & Casualty - 0.6%
ACE Ltd., 2.6%, 11/23/15	$215,000	$216,901
Aon Corp., 3.5%, 9/30/15	375,000	378,473
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19	600,000	605,755

		$1,201,129
International Market Quasi-Sovereign - 3.2%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/18 (n)	$650,000	$654,623
Dexia Credit Local S.A., 1.25%, 10/18/16 (n)	590,000	593,516
Dexia Credit Local S.A., 2.25%, 1/30/19 (n)	310,000	316,459
Electricite de France, 2.15%, 1/22/19 (n)	650,000	657,067
FMS Wertmanagement, 0.625%, 4/18/16	580,000	581,208
KfW Bankengruppe, 0.5%, 9/30/15	180,000	180,169
Kommunalbanken A.S., 1.75%, 10/05/15 (n)	150,000	150,765
Kommunalbanken A.S., 0.75%, 11/21/16 (n)	240,000	240,360
Kommunalbanken A.S., 1%, 3/15/18 (n)	190,000	189,160
Kommunalbanken A.S., FRN, 0.408%, 10/31/16 (n)	270,000	270,123
Landwirtschaftliche Rentenbank, 3.125%, 1/15/16 (n)	300,000	305,145
Municipality Finance PLC, 2.375%, 5/16/16	690,000	702,463
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/18 (n)	790,000	797,409
Statoil A.S.A., 7.375%, 5/01/16 (n)	400,000	423,596
Statoil A.S.A., 1.8%, 11/23/16	180,000	182,511
Statoil A.S.A., FRN, 0.564%, 5/15/18	290,000	289,491
Statoil A.S.A., FRN, 0.736%, 11/08/18	250,000	249,981

		$6,784,046
International Market Sovereign - 1.4%
Kingdom of Denmark, 0.375%, 4/25/16 (n)	$590,000	$589,941
Kingdom of Denmark, 0.875%, 3/20/17 (n)	280,000	280,862
Kingdom of Sweden, 1%, 2/27/18 (n)	640,000	639,998
Republic of Finland, 1.25%, 10/19/15 (n)	1,000,000	1,003,450
Republic of Iceland, 4.875%, 6/16/16 (n)	381,000	394,365

		$2,908,616
Internet - 0.2%
Baidu, Inc., 2.75%, 6/09/19	$328,000	$331,161

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Local Authorities - 1.8%
Kommuninvest i Sverige AB, 0.5%, 6/15/16 (n)	$1,500,000	$1,500,063
Province of British Columbia, 2.85%, 6/15/15	1,000,000	1,000,900
Province of Ontario, 2.3%, 5/10/16	300,000	305,017
Province of Ontario, 1.1%, 10/25/17	900,000	901,661

		$3,707,641
Major Banks - 11.2%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	$750,000	$785,199
ABN AMRO Bank N.V., 1.8%, 6/04/18 (n)	600,000	600,090
ABN AMRO Bank N.V., FRN, 0.674%, 6/06/16 (n)	750,000	749,321
Bank of Montreal, 1.45%, 4/09/18	1,700,000	1,701,743
Bank of Nova Scotia, FRN, 0.671%, 3/15/16	800,000	802,064
Bank of Nova Scotia, FRN, 0.795%, 7/15/16	230,000	231,021
BNP Paribas, 2.7%, 8/20/18	580,000	596,917
BNP Paribas, FRN, 0.858%, 12/12/16	500,000	502,196
BNP Paribas, FRN, 0.751%, 3/17/17	10,000	10,016
Canadian Imperial Bank of Commerce, FRN, 0.795%, 7/18/16	460,000	461,747
Commonwealth Bank of Australia, FRN, 0.77%, 9/20/16 (n)	550,000	552,481
Commonwealth Bank of Australia, FRN, 0.63%, 3/13/17 (n)	240,000	240,124
Commonwealth Bank of Australia, FRN, 0.534%, 9/08/17 (n)	500,000	499,772
DBS Bank Ltd., 2.35%, 2/28/17 (n)	420,000	428,370
DNB Bank A.S.A., 3.2%, 4/03/17 (n)	620,000	640,601
HSBC Bank PLC, 3.1%, 5/24/16 (n)	420,000	430,086
HSBC Bank PLC, FRN, 0.914%, 5/15/18 (n)	674,000	676,930
HSBC USA, Inc., 1.625%, 1/16/18	100,000	100,391
Huntington National Bank, FRN, 0.703%, 4/24/17	1,110,000	1,107,116
ING Bank N.V., 1.8%, 3/16/18 (n)	1,500,000	1,510,091
ING Bank N.V., 3.75%, 3/07/17 (n)	232,000	241,952
ING Bank N.V., FRN, 1.214%, 3/07/16 (n)	310,000	311,458
KeyCorp, 3.75%, 8/13/15	100,000	100,599
Mizuho Bank Ltd., FRN, 0.717%, 9/25/17 (n)	700,000	698,697
Nordea Bank AB, FRN, 0.737%, 5/13/16 (n)	550,000	552,071
Nordea Bank AB, FRN, 0.631%, 4/04/17 (n)	220,000	220,432
PNC Bank N.A., 1.3%, 10/03/16	330,000	331,686
PNC Bank N.A., 1.15%, 11/01/16	630,000	631,425
PNC Bank N.A., 1.5%, 10/18/17	660,000	663,258
PNC Bank N.A., 1.6%, 6/01/18	620,000	621,458
PNC Bank N.A., 2.25%, 7/02/19	650,000	656,982
PNC Bank N.A., FRN, 0.589%, 1/28/16	250,000	250,316
Royal Bank of Scotland PLC, 2.55%, 9/18/15	530,000	532,464
Royal Bank of Scotland PLC, 4.375%, 3/16/16	120,000	123,112
State Street Bank & Trust Co., FRN, 0.464%, 12/08/15	406,000	405,772
Sumitomo Mitsui Banking Corp., 1.35%, 7/18/15	420,000	420,456

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Sumitomo Mitsui Banking Corp., FRN, 0.596%, 7/11/17	$800,000	$797,285
Wells Fargo & Co., FRN, 0.805%, 7/20/16	420,000	421,743
Wells Fargo & Co., FRN, 0.524%, 9/08/17	900,000	897,366
Westpac Banking Corp., 0.95%, 1/12/16	410,000	411,273
Westpac Banking Corp., 2%, 8/14/17	610,000	620,572
Westpac Banking Corp., 1.55%, 5/25/18	420,000	420,097
Westpac Banking Corp., FRN, 0.606%, 5/19/17	700,000	700,740

		$23,657,490
Medical & Health Technology & Services - 1.8%
Baxter International, Inc., 1.85%, 1/15/17	$210,000	$212,252
Becton, Dickinson and Co., 1.75%, 11/08/16	150,000	151,437
Becton, Dickinson and Co., 1.45%, 5/15/17	240,000	240,538
Becton, Dickinson and Co., 1.8%, 12/15/17	680,000	684,745
Catholic Health Initiatives, 1.6%, 11/01/17	250,000	250,246
Covidien International Finance S.A., 6%, 10/15/17	231,000	256,229
Laboratory Corp. of America Holdings, 2.625%, 2/01/20	400,000	401,668
McKesson Corp., 0.95%, 12/04/15	360,000	360,419
McKesson Corp., 3.25%, 3/01/16	375,000	381,652
McKesson Corp., FRN, 0.665%, 9/10/15	340,000	340,079
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	440,000	446,128

		$3,725,393
Medical Equipment - 0.4%
Medtronic, Inc., 1.5%, 3/15/18 (n)	$190,000	$190,402
Zimmer Holdings, Inc., 2%, 4/01/18	750,000	755,720

		$946,122
Metals & Mining - 1.5%
Barrick Gold Corp., 2.5%, 5/01/18	$200,000	$201,421
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)	153,000	161,915
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17	440,000	441,661
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	270,000	268,934
Glencore Funding LLC, 2.125%, 4/16/18 (n)	420,000	419,100
Glencore Funding LLC, FRN, 1.444%, 5/27/16 (n)	870,000	872,506
Rio Tinto Finance (USA) Ltd., 2.5%, 5/20/16	560,000	568,874
Rio Tinto Finance (USA) Ltd., FRN, 1.111%, 6/17/16	150,000	150,418

		$3,084,829
Midstream - 1.3%
EnLink Midstream Partners LP, 2.7%, 4/01/19	$236,000	$235,572
Enterprise Products Operating LP, 3.2%, 2/01/16	400,000	406,067
Enterprise Products Operating LP, 6.5%, 1/31/19	400,000	461,052
Kinder Morgan (Delaware), Inc., 2%, 12/01/17	340,000	340,758

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
ONEOK Partners LP, 3.2%, 9/15/18	$450,000	$460,293
TransCanada PipeLines Ltd., 1.875%, 1/12/18	195,000	197,058
TransCanada PipeLines Ltd., FRN, 0.953%, 6/30/16	660,000	661,476

		$2,762,276
Mortgage-Backed - 2.3%
Fannie Mae, 0.595%, 8/25/15	$73,061	$73,057
Fannie Mae, 5.144%, 2/01/16	144,918	146,297
Fannie Mae, 1.114%, 2/25/17	382,478	384,436
Fannie Mae, 4%, 12/01/25	617,422	658,542
Fannie Mae, 3%, 4/01/30	99,408	103,957
Fannie Mae, FRN, 0.467%, 12/25/17	448,123	448,537
Fannie Mae, FRN, 0.442%, 5/25/18	492,140	492,822
Fannie Mae, TBA, 3%, 7/01/30	860,601	897,580
Freddie Mac, 1.655%, 11/25/16	197,790	199,823
Freddie Mac, 1.426%, 8/25/17	147,000	148,174
Freddie Mac, 3.5%, 8/01/26 (f)	375,338	398,786
Freddie Mac, 2.5%, 7/01/28	935,341	959,293

		$4,911,304
Municipals - 0.4%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$785,000	$788,972

Natural Gas - Distribution - 0.3%
Engie, 1.625%, 10/10/17 (n)	$550,000	$554,396

Network & Telecom - 2.7%
AT&T, Inc., 0.8%, 12/01/15	$620,000	$620,420
AT&T, Inc., 2.45%, 6/30/20	90,000	89,150
AT&T, Inc., FRN, 0.665%, 2/12/16	70,000	70,004
AT&T, Inc., FRN, 1.195%, 11/27/18	780,000	787,653
British Telecommunications PLC, 2.35%, 2/14/19	580,000	588,454
France Telecom, 2.125%, 9/16/15	125,000	125,464
Verizon Communications, Inc., 0.7%, 11/02/15	730,000	729,968
Verizon Communications, Inc., 1.35%, 6/09/17	330,000	329,816
Verizon Communications, Inc., 6.1%, 4/15/18	543,000	610,412
Verizon Communications, Inc., FRN, 1.801%, 9/15/16	780,000	791,538
Verizon Communications, Inc., FRN, 1.041%, 6/17/19	1,030,000	1,037,738

		$5,780,617
Oil Services - 0.2%
Transocean, Inc., 5.05%, 12/15/16	$370,000	$383,875

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 8.2%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$238,000	$247,900
American Express Centurion Bank, FRN, 0.727%, 11/13/15	250,000	250,291
American Express Credit Corp., 2.8%, 9/19/16	450,000	460,986
Banco Santander Chile, FRN, 1.176%, 4/11/17 (n)	600,000	598,316
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.732%, 2/26/16 (n)	400,000	400,377
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.874%, 9/09/16 (n)	700,000	701,495
Banque Federative du Credit Mutuel, FRN, 1.125%, 1/20/17 (n)	780,000	785,134
BNZ International Funding Ltd. London, 1.9%, 2/26/18 (n)	1,300,000	1,307,374
BPCE S.A., 1.625%, 1/26/18	660,000	659,042
Capital One Bank (USA) N.A., FRN, 0.959%, 2/05/18	850,000	852,870
Capital One Financial Corp., 2.45%, 4/24/19	240,000	242,274
Capital One Financial Corp., FRN, 0.92%, 11/06/15	320,000	320,477
Fifth Third Bancorp, 1.35%, 6/01/17	1,040,000	1,041,214
Fifth Third Bancorp, 2.3%, 3/01/19	200,000	201,830
First Republic Bank, 2.375%, 6/17/19	250,000	251,468
Groupe BPCE S.A., 2.5%, 12/10/18	500,000	510,988
Groupe BPCE S.A., FRN, 1.527%, 4/25/16	860,000	867,074
Intesa Sanpaolo S.p.A., 3.125%, 1/15/16	370,000	374,424
Intesa Sanpaolo S.p.A., 2.375%, 1/13/17	240,000	242,072
Lloyds Bank PLC, 1.75%, 5/14/18	1,200,000	1,203,364
Lloyds Bank PLC, 2.3%, 11/27/18	200,000	202,941
Macquarie Bank Ltd., 5%, 2/22/17 (n)	580,000	616,074
Macquarie Bank Ltd., FRN, 0.907%, 10/27/17 (n)	890,000	891,621
National Bank of Canada, 1.5%, 6/26/15	270,000	270,218
Skandinaviska Enskilda, 1.75%, 3/19/18 (n)	271,000	271,572
Skandinaviska Enskilda Banken AB, 2.45%, 5/27/20 (n)	790,000	793,046
Svenska Handelsbanken AB, 2.875%, 4/04/17	289,000	298,093
Svenska Handelsbanken AB, FRN, 0.715%, 3/21/16	680,000	682,117
Svenska Handelsbanken AB, FRN, 0.735%, 9/23/16	250,000	251,166
Swedbank AB, 2.125%, 9/29/17 (n)	1,461,000	1,482,484

		$17,278,302
Pharmaceuticals - 3.4%
AbbVie, Inc., 1.8%, 5/14/18	$1,000,000	$1,001,225
AbbVie, Inc., FRN, 1.04%, 11/06/15	550,000	551,222
Actavis Funding SCS, 2.35%, 3/12/18	568,000	573,608
Amgen, Inc., 2.3%, 6/15/16	450,000	456,202
Bayer U.S. Finance LLC, 1.5%, 10/06/17 (n)	900,000	906,251
Bristol-Myers Squibb Co., 0.875%, 8/01/17	615,000	614,367
Celgene Corp., 2.45%, 10/15/15	425,000	427,626
EMD Finance LLC, 1.7%, 3/19/18 (n)	1,000,000	1,003,613
Mylan, Inc., 1.8%, 6/24/16	430,000	432,119
Mylan, Inc., 1.35%, 11/29/16	105,000	104,926

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - continued
Sanofi, 1.25%, 4/10/18	$800,000	$799,504
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	260,000	260,717

		$7,131,380
Printing & Publishing - 0.4%
Pearson PLC, 4%, 5/17/16 (n)	$500,000	$514,097
Thomson Reuters Corp., 0.875%, 5/23/16	410,000	409,852

		$923,949
Real Estate - Apartment - 0.2%
ERP Operating, REIT, 5.125%, 3/15/16	$510,000	$527,040

Real Estate - Healthcare - 0.2%
Health Care REIT, Inc., 2.25%, 3/15/18	$150,000	$151,978
Ventas Realty LP, REIT, 1.55%, 9/26/16	250,000	251,534

		$403,512
Real Estate - Office - 0.3%
Mack-Cali Realty LP, 2.5%, 12/15/17	$200,000	$200,863
Vornado Realty LP, REIT, 2.5%, 6/30/19	325,000	328,281

		$529,144
Real Estate - Retail - 0.2%
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	$167,000	$167,308
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/17 (n)	350,000	351,297

		$518,605
Retailers - 0.6%
Dollar General Corp., 1.875%, 4/15/18	$90,000	$89,522
Target Corp., 2.3%, 6/26/19	520,000	529,953
Wesfarmers Ltd., 2.983%, 5/18/16 (n)	400,000	408,214
Wesfarmers Ltd., 1.874%, 3/20/18 (n)	233,000	234,215

		$1,261,904
Specialty Chemicals - 0.4%
Air Products & Chemicals, Inc., 2%, 8/02/16	$104,000	$105,623
Airgas, Inc., 2.95%, 6/15/16	400,000	407,985
Ecolab, Inc., 1%, 8/09/15	350,000	350,277

		$863,885
Supermarkets - 0.1%
Woolworths Ltd., 2.55%, 9/22/15 (n)	$125,000	$125,652

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Supranational - 1.1%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/20 (n)	$640,000	$640,000
Corporacion Andina de Fomento, 1.5%, 8/08/17	720,000	720,795
Corporacion Andina de Fomento, FRN, 0.829%, 1/29/18	50,000	50,221
International Bank for Reconstruction and Development, 0.5%, 4/15/16	1,000,000	1,000,980

		$2,411,996
Telecommunications - Wireless - 0.6%
America Movil S.A.B. de C.V., 2.375%, 9/08/16	$200,000	$203,002
American Tower Trust I, REIT, 1.551%, 3/15/18 (n)	500,000	499,384
SBA Tower Trust, 2.898%, 10/15/44 (n)	473,000	477,349

		$1,179,735
Telephone Services - 0.2%
Qwest Corp., 6.5%, 6/01/17	$370,000	$401,120

Tobacco - 0.5%
B.A.T. International Finance PLC, 1.4%, 6/05/15 (n)	$470,000	$470,019
Lorillard Tobacco Co., 3.5%, 8/04/16	190,000	194,849
Reynolds American, Inc., 1.05%, 10/30/15	420,000	420,329

		$1,085,197
Transportation - Services - 0.2%
ERAC USA Finance Co., 1.4%, 4/15/16 (n)	$200,000	$200,556
ERAC USA Finance Co., 2.75%, 3/15/17 (n)	202,000	207,224

		$407,780
U.S. Government Agencies and Equivalents - 2.0%
Aid-Egypt, 4.45%, 9/15/15	$730,000	$738,682
Aid-Ukraine, 1.844%, 5/16/19	200,000	203,276
Aid-Ukraine, 1.847%, 5/29/20	1,000,000	1,002,829
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	430,000	439,634
National Credit Union Administration, 1.4%, 6/12/15	820,000	820,271
Private Export Funding Corp., 1.875%, 7/15/18	610,000	619,260
Small Business Administration, 2.25%, 7/01/21	471,093	482,423

		$4,306,375
U.S. Treasury Obligations - 5.3%
U.S. Treasury Notes, 3.25%, 7/31/16 (f)	$4,000,000	$4,133,436
U.S. Treasury Notes, 3%, 8/31/16 (f)	2,000,000	2,064,218
U.S. Treasury Notes, 0.875%, 2/28/17 (f)	5,000,000	5,029,690

		$11,227,344

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - 3.0%
American Electric Power Co., Inc., 1.65%, 12/15/17	$220,000	$220,485
Dominion Resources, Inc., 1.95%, 8/15/16	460,000	465,152
Dominion Resources, Inc., 2.5%, 12/01/19	650,000	657,361
Duke Energy Corp., 1.625%, 8/15/17	110,000	110,872
Duke Energy Corp., FRN, 0.651%, 4/03/17	660,000	661,053
Duke Energy Indiana, Inc., FRN, 0.626%, 7/11/16	200,000	200,262
Enel Finance International S.A., 6.25%, 9/15/17 (n)	410,000	451,806
Eversource Energy, 1.6%, 1/15/18	600,000	603,115
NextEra Energy Capital Co., 1.2%, 6/01/15	70,000	70,000
NextEra Energy Capital Holdings, Inc., 1.339%, 9/01/15	280,000	280,501
PG&E Corp., 2.4%, 3/01/19	364,000	367,965
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	440,000	450,776
PSEG Power LLC, 2.75%, 9/15/16	190,000	194,208
Southern Co., 2.375%, 9/15/15	550,000	552,899
Southern Co., 2.45%, 9/01/18	50,000	51,319
Virginia Electric and Power Co., 1.2%, 1/15/18	410,000	409,615
Xcel Energy, Inc., 1.2%, 6/01/17	510,000	510,621

		$6,258,010
Total Bonds (Identified Cost, $209,067,878)		$209,969,457

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.0%
S&P 500 Index - December 2015 @ $2,300 (Premiums Paid, $105,252)	84	$75,600

Issuer	Shares/Par
Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,733,691	$2,733,691
Total Investments (Identified Cost, $211,906,821)		$212,778,748

Other Assets, Less Liabilities - (0.9)%		(1,908,371)
Net Assets - 100.0%		$210,870,377

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $75,424,441 representing 35.8% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

24

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Babson Ltd., CLO, “A1”, FRN, 0.5%, 1/18/21	6/24/14	$310,269	$309,009
Chrysler Capital Auto Receivables Trust, 2015-AA, “A2”, 0.81%, 11/15/17	4/08/15	1,099,965	1,100,287
Go Financial Auto Securitization Trust, 2015-1, “A”, 1.81%, 3/15/18	5/19/15	579,966	579,463
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.495%, 6/17/21	4/08/15	776,352	776,380
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.624%, 5/15/21	4/08/15	512,596	512,211
Total Restricted Securities			$3,277,350
% of Net assets			1.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

25

Portfolio of Investments – continued

Derivative Contracts at 5/31/15

Forward Foreign Currency Exchange Contracts at 5/31/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CHF	JPMorgan Chase Bank N.A.	10,157,164	6/26/15	$10,856,658	$10,816,268	$40,390
SELL	EUR	Goldman Sachs International	4,686,229	6/26/15	5,251,473	5,148,468	103,005
SELL	GBP	JPMorgan Chase Bank N.A.	7,309,491	6/26/15	11,451,414	11,169,854	281,560
SELL	SEK	Goldman Sachs International	63,182,809	6/26/15	7,600,409	7,413,520	186,889

							$611,844

Liability Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	10,148,599	6/26/15	$7,983,375	$7,749,205	$(234,170)
BUY	CAD	JPMorgan Chase Bank N.A.	4,615,437	6/26/15	3,774,741	3,709,859	(64,882)
BUY	JPY	JPMorgan Chase Bank N.A.	872,182,487	6/26/15	7,281,750	7,029,522	(252,228)
BUY	NOK	Goldman Sachs International	61,379,461	6/26/15	8,116,582	7,892,950	(223,632)
BUY	NZD	Goldman Sachs International	1,491,689	6/26/15	1,087,068	1,055,900	(31,168)

							$(806,080)

Futures Contracts Outstanding at 5/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Australian SPI 200 Index (Short)	AUD	64	$7,028,445	June - 2015	$76,887

26

Portfolio of Investments – continued

Futures Contracts Outstanding at 5/31/15 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
Equity Futures – continued
CAC 40 Index (Long)	EUR	134	$7,335,798	June - 2015	$80,621
FTSE MIB Index (Long)	EUR	49	6,329,651	June - 2015	236,254
Mex Bolsa Index (Short)	MXN	206	5,968,674	June - 2015	37,420
MSCI Singapore Index (Short)	SGD	4	222,653	June - 2015	8,057
MSCI Taiwan Index (Long)	USD	123	4,413,029	June - 2015	2,771
NIFTY Index (Long)	USD	139	2,357,162	June - 2015	24,695
OMX Index (Long)	SEK	8	154,178	June - 2015	3,913
Topix Index (Long)	JPY	23	3,077,839	June - 2015	64,462

					$535,080

Interest Rate Futures
Australian Treasury Bond 10 yr (Short)	AUD	1	$98,243	June - 2015	$911
Canadian Treasury Bond 10 yr (Long)	CAD	57	6,458,106	September - 2015	79,569
Euro Bund (Short)	EUR	245	41,823,648	June - 2015	598,532
U.K. Gilt 10 yr (Long)	GBP	74	13,323,368	September - 2015	106,033
U.S. Treasury Note 10 yr (Long)	USD	94	12,002,625	September - 2015	56,228

					$841,273

					$1,376,353

Liability Derivatives
Equity Futures
Amsterdam Index (Short)	EUR	32	$3,468,871	June - 2015	$(22,954)
BIST 30 Index (Long)	TRY	950	3,600,308	June - 2015	(166,269)
Bovespa Index (Long)	BRL	68	1,132,373	June - 2015	(49,235)
DAX Index (Long)	EUR	26	8,148,041	June - 2015	(410,421)
FTSE 100 Index (Short)	GBP	41	4,364,262	June - 2015	(136,973)
FTSE JSE Top 40 Index (Long)	ZAR	21	803,429	June - 2015	(49,228)
Hang Seng China ENT Index (Long)	HKD	61	5,404,673	June - 2015	(368,814)
Hang Seng Index (Long)	HKD	40	7,005,300	June - 2015	(274,205)
IBEX Index (Long)	EUR	41	5,030,875	June - 2015	(58,404)
KOSPI Index (Long)	KRW	41	4,828,992	June - 2015	(87,786)
Russell 2000 Index (Short)	USD	59	7,341,370	June - 2015	(77,878)
S&P 500 E-Mini Index (Short)	USD	163	17,163,900	June - 2015	(374,840)

27

Portfolio of Investments – continued

Futures Contracts Outstanding at 5/31/15 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
Equity Futures – continued
S&P TSX 60 Index (Short)	CAD	30	$4,214,860	June - 2015	$(34,495)

					$(2,111,502)

Interest Rate Futures
Japanese Government Bond 10 yr (Short)	JPY	12	$14,273,537	June - 2015	$(306)
U.S. Treasury Note 5 yr (Short)	USD	42	5,028,516	September - 2015	(9,991)

					$(10,297)

					$(2,121,799)

At May 31, 2015, the fund had cash collateral of $320,000 and other liquid securities with an aggregate value of $8,201,172 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $209,173,130)	$210,045,057
Underlying affiliated funds, at cost and value	2,733,691
Total investments, at value (identified cost, $211,906,821)	$212,778,748
Cash	1,650
Restricted cash	320,000
Receivables for
Forward foreign currency exchange contracts	611,844
Investments sold	150,650
TBA sale commitments	1,076
Fund shares sold	119,414
Interest	769,327
Receivable from investment adviser	48,440
Other assets	841
Total assets	$214,801,990
Liabilities
Payables for
Distributions	$11
Forward foreign currency exchange contracts	806,080
Daily variation margin on open futures contracts	211,098
Investments purchased	1,728,857
TBA purchase commitments	895,025
Fund shares reacquired	23,118
Payable to affiliates
Shareholder servicing costs	127,913
Distribution and service fees	295
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	139,210
Total liabilities	$3,931,613
Net assets	$210,870,377
Net assets consist of
Paid-in capital	$217,651,628
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(144,421)
Accumulated net realized gain (loss) on investments and foreign currency	(6,753,033)
Undistributed net investment income	116,203
Net assets	$210,870,377
Shares of beneficial interest outstanding	22,130,793

29

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,809,272	294,896	$9.53
Class B	643,506	67,945	9.47
Class C	1,275,556	134,724	9.47
Class I	1,401,840	146,947	9.54
Class R1	96,105	10,138	9.48
Class R2	98,126	10,303	9.52
Class R3	99,156	10,410	9.53
Class R4	100,196	10,519	9.53
Class R5	204,346,620	21,444,911	9.53

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.95 [100 / 95.75 x $9.53]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$2,645,146
Dividends from underlying affiliated funds	11,745
Total investment income	$2,656,891
Expenses
Management fee	$1,322,491
Distribution and service fees	34,882
Shareholder servicing costs	591,109
Administrative services fee	40,991
Independent Trustees’ compensation	6,482
Custodian fee	59,755
Shareholder communications	17,185
Audit and tax fees	97,597
Legal fees	1,285
Miscellaneous	209,304
Total expenses	$2,381,081
Fees paid indirectly	(50)
Reduction of expenses by investment adviser and distributor	(653,220)
Net expenses	$1,727,811
Net investment income	$929,080
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(71,323)
Futures contracts	1,139,267
Foreign currency	(2,217,884)
Net realized gain (loss) on investments and foreign currency	$(1,149,940)
Change in unrealized appreciation (depreciation)
Investments	$(655,427)
Futures contracts	(718,999)
Translation of assets and liabilities in foreign currencies	(231,989)
Net unrealized gain (loss) on investments and foreign currency translation	$(1,606,415)
Net realized and unrealized gain (loss) on investments and foreign currency	$(2,756,355)
Change in net assets from operations	$(1,827,275)

See Notes to Financial Statements

31

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2015	2014
Change in net assets
From operations
Net investment income	$929,080	$897,310
Net realized gain (loss) on investments and foreign currency	(1,149,940)	738,647
Net unrealized gain (loss) on investments and foreign currency translation	(1,606,415)	(470,544)
Change in net assets from operations	$(1,827,275)	$1,165,413
Distributions declared to shareholders
From net investment income	$(1,572,326)	$(1,670,983)
Change in net assets from fund share transactions	$16,909,201	$40,316,278
Total change in net assets	$13,509,600	$39,810,708
Net assets
At beginning of period	197,360,777	157,550,069
At end of period (including undistributed net investment income of $116,203 and accumulated distributions in excess of net investment income of $41,883, respectively)	$210,870,377	$197,360,777

See Notes to Financial Statements

32

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2015	2014	2013	2012		2011 (c)
Net asset value, beginning of period	$9.69	$9.73	$9.59	$10.08		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.02	$0.04	$0.04		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)	0.00 (w)	0.21	(0.37)		0.09
Total from investment operations	$(0.11)	$0.02	$0.25	$(0.33)		$0.10
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.06)	$(0.11)	$(0.14)		$(0.02)
From net realized gain on investments	—	—	—	(0.00	)(w)	—
From tax return of capital	—	—	—	(0.02)		—
Total distributions declared to shareholders	$(0.05)	$(0.06)	$(0.11)	$(0.16)		$(0.02)
Net asset value, end of period (x)	$9.53	$9.69	$9.73	$9.59		$10.08
Total return (%) (r)(s)(t)(x)	(1.19)	0.24	2.66	(3.31)		0.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.45	1.51	1.35		2.63	(a)
Expenses after expense reductions (f)	1.14	1.14	1.15	1.15		1.15	(a)
Net investment income	0.16	0.23	0.40	0.43		0.42	(a)
Portfolio turnover	30	28	29	10		0	(z)
Net assets at end of period (000 omitted)	$2,809	$3,846	$3,348	$3,197		$614

See Notes to Financial Statements

33

Financial Highlights – continued

Class B	Years ended 5/31
	2015	2014		2013	2012		2011 (c)
Net asset value, beginning of period	$9.66	$9.72		$9.59	$10.08		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.05)		$(0.03)	$(0.03)		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)	(0.01)		0.21	(0.38)		0.10
Total from investment operations	$(0.19)	$(0.06)		$0.18	$(0.41)		$0.09
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$(0.05)	$(0.07)		$(0.01)
From net realized gain on investments	—	—		—	(0.00	)(w)	—
From tax return of capital	—	—		—	(0.01)		—
Total distributions declared to shareholders	$—	$(0.00	)(w)	$(0.05)	$(0.08)		$(0.01)
Net asset value, end of period (x)	$9.47	$9.66		$9.72	$9.59		$10.08
Total return (%) (r)(s)(t)(x)	(1.97)	(0.58)		1.85	(4.04)		0.86	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.20		2.26	2.07		3.36	(a)
Expenses after expense reductions (f)	1.90	1.90		1.90	1.90		1.90	(a)
Net investment loss	(0.59)	(0.53)		(0.34)	(0.30)		(0.55	)(a)
Portfolio turnover	30	28		29	10		0	(z)
Net assets at end of period (000 omitted)	$644	$723		$668	$765		$153

See Notes to Financial Statements

34

Financial Highlights – continued

Class C	Years ended 5/31
	2015	2014	2013	2012		2011 (c)
Net asset value, beginning of period	$9.66	$9.72	$9.58	$10.08		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.05)	$(0.03)	$(0.03)		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)	0.00 (w)	0.22	(0.38)		0.10
Total from investment operations	$(0.19)	$(0.05)	$0.19	$(0.41)		$0.09
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.05)	$(0.08)		$(0.01)
From net realized gain on investments	—	—	—	(0.00	)(w)	—
From tax return of capital	—	—	—	(0.01)		—
Total distributions declared to shareholders	$—	$(0.01)	$(0.05)	$(0.09)		$(0.01)
Net asset value, end of period (x)	$9.47	$9.66	$9.72	$9.58		$10.08
Total return (%) (r)(s)(t)(x)	(1.97)	(0.56)	1.97	(4.11)		0.88	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.20	2.26	2.09		3.38	(a)
Expenses after expense reductions (f)	1.90	1.90	1.90	1.90		1.90	(a)
Net investment loss	(0.59)	(0.53)	(0.34)	(0.31)		(0.40	)(a)
Portfolio turnover	30	28	29	10		0	(z)
Net assets at end of period (000 omitted)	$1,276	$3,048	$1,999	$1,231		$238

See Notes to Financial Statements

35

Financial Highlights – continued

Class I	Years ended 5/31
	2015	2014	2013	2012		2011 (c)
Net asset value, beginning of period	$9.70	$9.74	$9.60	$10.09		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.05	$0.08	$0.06		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)	0.00 (w)	0.19	(0.37)		0.10
Total from investment operations	$(0.09)	$0.05	$0.27	$(0.31)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.09)	$(0.13)	$(0.16)		$(0.02)
From net realized gain on investments	—	—	—	(0.00	)(w)	—
From tax return of capital	—	—	—	(0.02)		—
Total distributions declared to shareholders	$(0.07)	$(0.09)	$(0.13)	$(0.18)		$(0.02)
Net asset value, end of period (x)	$9.54	$9.70	$9.74	$9.60		$10.09
Total return (%) (r)(s)(x)	(0.94)	0.48	2.86	(3.08)		1.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.18	1.23	1.07		2.32	(a)
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90		0.90	(a)
Net investment income	0.41	0.51	0.83	0.65		0.37	(a)
Portfolio turnover	30	28	29	10		0	(z)
Net assets at end of period (000 omitted)	$1,402	$1,410	$2,244	$107,665		$39,829

See Notes to Financial Statements

36

Financial Highlights – continued

Class R1	Years ended 5/31
	2015	2014		2013	2012		2011 (c)
Net asset value, beginning of period	$9.67	$9.72		$9.59	$10.08		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.05)		$(0.03)	$(0.03)		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)	0.00	(w)	0.21	(0.38)		0.09
Total from investment operations	$(0.19)	$(0.05)		$0.18	$(0.41)		$0.08
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$(0.05)	$(0.07)		$(0.00	)(w)
From net realized gain on investments	—	—		—	(0.00	)(w)	—
From tax return of capital	—	—		—	(0.01)		—
Total distributions declared to shareholders	$—	$(0.00	)(w)	$(0.05)	$(0.08)		$(0.00	)(w)
Net asset value, end of period (x)	$9.48	$9.67		$9.72	$9.59		$10.08
Total return (%) (r)(s)(x)	(1.96)	(0.48)		1.84	(4.06)		0.81	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.21		2.26	2.05		3.37	(a)
Expenses after expense reductions (f)	1.90	1.90		1.90	1.90		1.90	(a)
Net investment loss	(0.59)	(0.53)		(0.35)	(0.35)		(0.61	)(a)
Portfolio turnover	30	28		29	10		0	(z)
Net assets at end of period (000 omitted)	$96	$112		$99	$97		$101

See Notes to Financial Statements

37

Financial Highlights – continued

Class R2	Years ended 5/31
	2015	2014		2013	2012		2011 (c)
Net asset value, beginning of period	$9.69	$9.73		$9.59	$10.08		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.00	)(w)	$0.02	$0.01		$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)	0.00	(w)	0.21	(0.37)		0.09
Total from investment operations	$(0.15)	$(0.00	)(w)	$0.23	$(0.36)		$0.09
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.04)		$(0.09)	$(0.11)		$(0.01)
From net realized gain on investments	—	—		—	(0.00	)(w)	—
From tax return of capital	—	—		—	(0.02)		—
Total distributions declared to shareholders	$(0.02)	$(0.04)		$(0.09)	$(0.13)		$(0.01)
Net asset value, end of period (x)	$9.52	$9.69		$9.73	$9.59		$10.08
Total return (%) (r)(s)(x)	(1.54)	(0.02)		2.41	(3.57)		0.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.70		1.76	1.55		2.87	(a)
Expenses after expense reductions (f)	1.40	1.40		1.40	1.40		1.40	(a)
Net investment income (loss)	(0.09)	(0.03)		0.16	0.14		(0.12	)(a)
Portfolio turnover	30	28		29	10		0	(z)
Net assets at end of period (000 omitted)	$98	$100		$100	$97		$101

See Notes to Financial Statements

38

Financial Highlights – continued

Class R3	Years ended 5/31
	2015	2014	2013	2012		2011 (c)
Net asset value, beginning of period	$9.69	$9.73	$9.59	$10.08		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.02	$0.04	$0.04		$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)	0.00 (w)	0.21	(0.37)		0.09
Total from investment operations	$(0.12)	$0.02	$0.25	$(0.33)		$0.09
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.06)	$(0.11)	$(0.14)		$(0.01)
From net realized gain on investments	—	—	—	(0.00	)(w)	—
From tax return of capital	—	—	—	(0.02)		—
Total distributions declared to shareholders	$(0.04)	$(0.06)	$(0.11)	$(0.16)		$(0.01)
Net asset value, end of period (x)	$9.53	$9.69	$9.73	$9.59		$10.08
Total return (%) (r)(s)(x)	(1.19)	0.23	2.65	(3.33)		0.93	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.45	1.51	1.30		2.62	(a)
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15		1.15	(a)
Net investment income	0.16	0.22	0.41	0.39		0.14	(a)
Portfolio turnover	30	28	29	10		0	(z)
Net assets at end of period (000 omitted)	$99	$100	$100	$98		$101

See Notes to Financial Statements

39

Financial Highlights – continued

Class R4	Years ended 5/31
	2015	2014	2013	2012		2011 (c)
Net asset value, beginning of period	$9.69	$9.73	$9.59	$10.08		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.05	$0.06	$0.06		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)	0.00 (w)	0.22	(0.37)		0.09
Total from investment operations	$(0.09)	$0.05	$0.28	$(0.31)		$0.10
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.09)	$(0.14)	$(0.16)		$(0.02)
From net realized gain on investments	—	—	—	(0.00	)(w)	—
From tax return of capital	—	—	—	(0.02)		—
Total distributions declared to shareholders	$(0.07)	$(0.09)	$(0.14)	$(0.18)		$(0.02)
Net asset value, end of period (x)	$9.53	$9.69	$9.73	$9.59		$10.08
Total return (%) (r)(s)(x)	(0.94)	0.48	2.91	(3.08)		0.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.20	1.26	1.05		2.37	(a)
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90		0.90	(a)
Net investment income	0.41	0.47	0.66	0.64		0.39	(a)
Portfolio turnover	30	28	29	10		0	(z)
Net assets at end of period (000 omitted)	$100	$101	$101	$98		$101

See Notes to Financial Statements

40

Financial Highlights – continued

Class R5	Years ended 5/31			Period ended
	2015	2014		5/31/13 (i)
Net asset value, beginning of period	$9.69	$9.73		$9.68
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.05		$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)	0.00	(w)	0.10	(g)
Total from investment operations	$(0.08)	$0.05		$0.14
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.09)		$(0.09)
Net asset value, end of period (x)	$9.53	$9.69		$9.73
Total return (%) (r)(s)(x)	(0.87)	0.56		1.44	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.13		1.23	(a)
Expenses after expense reductions (f)	0.83	0.83		0.89	(a)
Net investment income	0.48	0.54		0.56	(a)
Portfolio turnover	30	28		29
Net assets at end of period (000 omitted)	$204,347	$187,921		$148,892

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, October 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	Less than 0.5%.

See Notes to Financial Statements

41

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Absolute Return Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

42

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services

43

Notes to Financial Statements – continued

or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$75,600	$—	$—	$75,600
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	15,533,719	—	15,533,719
Non-U.S. Sovereign Debt	—	13,974,122	—	13,974,122
Municipal Bonds	—	788,972	—	788,972
U.S. Corporate Bonds	—	77,187,421	—	77,187,421
Residential Mortgage-Backed Securities	—	5,241,775	—	5,241,775
Commercial Mortgage-Backed Securities	—	1,447,231	—	1,447,231
Asset-Backed Securities (including CDOs)	—	28,520,952	—	28,520,952
Foreign Bonds	—	67,275,265	—	67,275,265
Mutual Funds	2,733,691	—	—	2,733,691
Total Investments	$2,809,291	$209,969,457	$—	$212,778,748

Other Financial Instruments
Futures Contracts	$(549)	$(744,897)	$—	$(745,446)
Forward Foreign Currency Exchange Contracts	—	(194,236)	—	(194,236)

44

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$841,273	$(10,297)
Foreign Exchange	Forward Foreign Currency Exchange	611,844	(806,080)
Equity	Equity Futures	535,080	(2,111,502)
Equity	Purchased Equity Options	75,600	—
Total		$2,063,797	$(2,927,879)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

45

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(977,640)	$—	$—
Foreign Exchange	—	(2,186,003)	(36,886)
Equity	2,116,907	—	(105,213)
Total	$1,139,267	$(2,186,003)	$(142,099)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$1,111,900	$—	$—
Foreign Exchange	—	(210,362)	15,815
Equity	(1,830,899)	—	(29,652)
Total	$(718,999)	$(210,362)	$(13,837)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported

46

Notes to Financial Statements – continued

separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of May 31, 2015:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(211,098)
Forward Foreign Currency Exchange Contracts	611,844	(806,080)
Purchased Options	75,600	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$687,444	$(1,017,178)
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	75,600	(211,098)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$611,844	$(806,080)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at May 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs International	$289,894	$(254,800)	$—	$—	$35,094
JP Morgan Chase Bank N.A.	321,950	(321,950)	—	—	—
Total	$611,844	$(576,750)	$—	$—	$35,094

47

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at May 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs International	$(254,800)	$254,800	$—	$—	$—
JP Morgan Chase Bank N.A.	(551,280)	321,950	—	229,330	—
Total	$(806,080)	$576,750	$—	$229,330	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage

48

Notes to Financial Statements – continued

of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds

49

Notes to Financial Statements – continued

of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not

50

Notes to Financial Statements – continued

perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order

51

Notes to Financial Statements – continued

to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/15	5/31/14
Ordinary income (including any short-term capital gains)	$1,572,326	$1,670,983

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/15
Cost of investments	$212,818,489
Gross appreciation	961,281
Gross depreciation	(1,001,022)
Net unrealized appreciation (depreciation)	$(39,741)
Undistributed ordinary income	244,789
Capital loss carryforwards	(6,222,664)
Other temporary differences	(763,635)

As of May 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Long Term	$(6,222,664)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

52

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/15	Year ended 5/31/14
Class A	$15,155	$26,242
Class B	—	251
Class C	—	2,087
Class I	9,828	18,925
Class R1	—	31
Class R2	217	391
Class R3	466	644
Class R4	721	898
Class R5	1,545,939	1,621,514
Total	$1,572,326	$1,670,983

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.65%
Next $1.5 billion of average daily net assets	0.55%
Average daily net assets in excess of $2.5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2015, this management fee reduction amounted to $12,045, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.15%	1.90%	1.90%	0.90%	1.90%	1.40%	1.15%	0.90%	0.85%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2016. For the year ended May 31, 2015, this reduction amounted to $640,821, which is included in the reduction of total expenses in the Statement of Operations.

53

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,145 for the year ended May 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$8,178
Class B	0.75%	0.25%	1.00%	1.00%	6,768
Class C	0.75%	0.25%	1.00%	1.00%	18,211
Class R1	0.75%	0.25%	1.00%	1.00%	985
Class R2	0.25%	0.25%	0.50%	0.50%	492
Class R3	—	0.25%	0.25%	0.25%	248
Total Distribution and Service Fees					$34,882

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2015, this rebate amounted to $186 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2015, were as follows:

Amount
Class A	$—
Class B	1,862
Class C	410

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

54

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2015, the fee was $2,999, which equated to 0.0015% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended May 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $8,049.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2015, these costs for the fund amounted to $580,061 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2015 was equivalent to an annual effective rate of 0.0201% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended May 31, 2015, the aggregate fees paid by the fund under these agreements were $819 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services

55

Notes to Financial Statements – continued

under the Compliance Officer Agreement in the amount of $168, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

At May 31, 2015, MFS held approximately 100%, 100%, 100%, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended May 31, 2015, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$13,041,408	$9,068,294
Investments (non-U.S. Government securities)	$76,568,531	$47,880,934

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	72,275	$693,471	361,708	$3,490,906
Class B	19,020	180,574	31,112	299,652
Class C	65,818	629,121	317,345	3,063,091
Class I	119,421	1,144,954	160,705	1,557,036
Class R1	—	—	1,445	13,965
Class R5	2,579,918	24,636,758	4,149,302	40,073,392
	2,856,452	$27,284,878	5,021,617	$48,498,042

Shares issued to shareholders in reinvestment of distributions
Class A	1,575	$15,036	2,673	$25,803
Class B	—	—	24	228
Class C	—	—	212	2,040
Class I	1,028	9,828	1,959	18,925
Class R1	—	—	3	31
Class R2	23	217	40	391
Class R3	49	466	66	644
Class R4	76	721	93	898
Class R5	161,844	1,545,939	167,886	1,621,514
	164,595	$1,572,207	172,956	$1,670,474

56

Notes to Financial Statements – continued

	Year ended 5/31/15		Year ended 5/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(175,764)	$(1,679,350)	(311,645)	$(3,008,609)
Class B	(25,885)	(246,485)	(25,073)	(241,525)
Class C	(246,607)	(2,353,723)	(207,788)	(2,002,123)
Class I	(118,788)	(1,137,643)	(247,827)	(2,394,867)
Class R1	(1,442)	(13,902)	(2)	(19)
Class R5	(681,139)	(6,516,781)	(228,408)	(2,205,095)
	(1,249,625)	$(11,947,884)	(1,020,743)	$(9,852,238)

Net change
Class A	(101,914)	$(970,843)	52,736	$508,100
Class B	(6,865)	(65,911)	6,063	58,355
Class C	(180,789)	(1,724,602)	109,769	1,063,008
Class I	1,661	17,139	(85,163)	(818,906)
Class R1	(1,442)	(13,902)	1,446	13,977
Class R2	23	217	40	391
Class R3	49	466	66	644
Class R4	76	721	93	898
Class R5	2,060,623	19,665,916	4,088,780	39,489,811
	1,771,422	$16,909,201	4,173,830	$40,316,278

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period , the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2030 were the owners of record of approximately 31%, 29%, 25%, 5%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2035 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an

57

Notes to Financial Statements – continued

agreed upon spread. For the year ended May 31, 2015, the fund’s commitment fee and interest expense were $685 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	19,003,281	64,110,105	(80,379,695)	2,733,691

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$11,745	$2,733,691

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Absolute Return Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Absolute Return Fund as of May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2015

59

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

62

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Calmas Benjamin Nastou Natalie Shapiro

64

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.

65

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

66

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

67

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2015

MFS® MANAGED WEALTH FUND

MGW-ANN

MFS® MANAGED WEALTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global economic conditions were sluggish in early 2015. U.S. growth decelerated sharply, and a strong dollar made exports more expensive. Also contributing to weakness were a slow, tentative eurozone economic recovery, a steady deceleration in China’s pace of growth and a struggling Japanese economy.

Other major economies and regions have struggled, leading central banks to step up their efforts to stimulate economic growth. The European Central Bank’s quantitative easing program has begun to make an impact. However, risks associated with a potential Greek debt default and potential eurozone exit have weighed on business and investor confidence.

Despite the People’s Bank of China’s targeted stimulative actions,

China’s economic growth rate has continued to decelerate to multi-decade lows, and Chinese equity markets are showing signs of strain.

In Puerto Rico, concerns about the island nation’s ability to pay its outstanding debt obligations resurfaced, which weighed on municipal bond markets.

The U.S. Federal Reserve has remained accommodative in the face of global headwinds and low inflation.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 16, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)		Net Market Exposure (c)
Equity	U.S. Large Cap	51.3%	(24.5)%		26.8%
	Europe ex-U.K.	15.5%	(7.0)%		8.5%
	United Kingdom	6.7%	(3.2)%		3.5%
	Emerging Markets	1.8%	(0.0)%	(o)	1.8%
	North America ex-U.S.	1.7%	(0.1)%		1.6%
	Japan	3.9%	(3.6)%		0.3%
	Developed - Middle East/Africa	0.1%	(0.1)%		0.0%	(o)
	Asia/Pacific ex-Japan	1.8%	(1.9)%		(0.1)%
	U.S. Small/Mid Cap	5.2%	(9.4)%		(4.2)%
Real Estate-Related	U.S.	0.5%	0.0%		0.5%
Cash	Cash & Equivalents (d)	1.0%	10.1%		11.1%
	Derivative Offsets (e)	0.2%	50.0%		50.2%

Top ten holdings (c)
Nestle S.A.	1.5%
JPMorgan Chase & Co.	1.3%
Apple, Inc.	1.2%
Bayer AG	1.1%
Danaher Corp.	1.1%
Danone S.A.	1.0%
Thermo Fisher Scientific, Inc.	1.0%
Russell 1000 Mini Growth Index Future JUN 2015	(15.6)%
Russell 1000 Mini Value Index Future JUN 2015	(15.7)%
Mini MSCI EAFE Index Future JUN 2015	(15.7)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)

For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time.

2

Portfolio Composition – continued

(d)	Cash & Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, and the unrealized gain or loss in connection with forward foreign currency exchange contracts. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to risks associated with forward foreign currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions. Please see the Notes to Financial Statements for additional information related to risks associated with the fund’s derivative positions.
(o)	Less than 0.1%.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages of equity, real estate-related, and cash investments reflect the active exposure to the underlying holdings of the MFS Growth Fund, MFS Institutional International Equity Fund, and MFS Value Fund (the “underlying funds”) and not to the exposure from investing directly in the underlying fund itself. Top ten holdings also reflect exposure of investing in the underlying holdings of the underlying funds.

Percentages are based on net assets as of 5/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure. In addition, MFS may seek to limit the fund’s exposure to certain extreme market events. It is expected that the fund will generally have lower volatility than the overall equity market and will generally underperform the equity markets during periods of rising equity markets.

A committee of portfolio managers is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund’s tactical allocation overlay.

For the period June 27, 2014 to May 31, 2015, Class A shares of the MFS Managed Wealth Fund (“fund”) provided a total return of 2.46%, at net asset value. This compares with a return of 0.01% for the fund’s benchmark, the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index. The fund’s other benchmark, the S&P 500 Index, generated a return of 9.72%.

Market Environment

A generally risk-friendly environment persisted in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates deeper into negative territory and announced non-conventional easing measures, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in US equities alongside a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, global bond yields rose abruptly, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased.

Factors Affecting Performance

During the reporting period, short positions in the strong performing futures contracts on equity indices, in particular Russell 1000 Mini Growth and Russell 1000 Mini Value, detracted from absolute performance.

4

Management Review – continued

Conversely, the fund’s significant allocation to the equity segment was a positive factor for absolute performance. The fund’s investments in the MFS Growth Fund and MFS Value Fund were primary contributors to performance.

During much of the period, the committee of portfolio managers determined to have an exposure to the equity market of approximately 40%, compared to the fund’s neutral equity market exposure of 50%. This was accomplished mostly in the futures market and resulted in the fund having a lower return than the large cap US equity market. However, the setting of the fund’s equity exposure at approximately 40% reflects the committee’s ongoing long-term views of the equity markets and is consistent with objectives such as reducing volatility and preservation of capital.

Respectfully,

William Adams	Robert Almeida	Michael Roberge
Portfolio Manager	Portfolio Manager	Portfolio Manager

James Swanson	Barnaby Wiener
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/15

Average annual without sales charge

Share Class	Class Inception Date	Life (t)
A	6/27/14	2.46%
B	6/27/14	1.45%
C	6/27/14	1.53%
I	6/27/14	2.47%
R1	6/27/14	1.55%
R2	6/27/14	2.01%
R3	6/27/14	2.24%
R4	6/27/14	2.47%
Comparative benchmarks
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (f)		0.01%
Standard & Poor’s 500 Stock Index (f)		9.72%
Average annual with sales charge
A With initial Sales Charge (5.75%)		(3.43)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.55)%
C With CDSC (1% for 12 months) (v)		0.53%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 do not have a sales charge.

Benchmark Definitions

BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2014 through May 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2014 through May 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/14	Ending Account Value 5/31/15	Expenses Paid During Period (p) 12/01/14-5/31/15
A	Actual	0.75%	$1,000.00	$1,012.44	$3.76
	Hypothetical (h)	0.75%	$1,000.00	$1,021.19	$3.78
B	Actual	1.66%	$1,000.00	$1,006.47	$8.30
	Hypothetical (h)	1.66%	$1,000.00	$1,016.65	$8.35
C	Actual	1.66%	$1,000.00	$1,007.28	$8.31
	Hypothetical (h)	1.66%	$1,000.00	$1,016.65	$8.35
I	Actual	0.66%	$1,000.00	$1,012.58	$3.31
	Hypothetical (h)	0.66%	$1,000.00	$1,021.64	$3.33
R1	Actual	1.66%	$1,000.00	$1,007.46	$8.31
	Hypothetical (h)	1.66%	$1,000.00	$1,016.65	$8.35
R2	Actual	1.16%	$1,000.00	$1,010.02	$5.81
	Hypothetical (h)	1.16%	$1,000.00	$1,019.15	$5.84
R3	Actual	0.91%	$1,000.00	$1,011.30	$4.56
	Hypothetical (h)	0.91%	$1,000.00	$1,020.39	$4.58
R4	Actual	0.66%	$1,000.00	$1,012.58	$3.31
	Hypothetical (h)	0.66%	$1,000.00	$1,021.64	$3.33

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.16%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Underlying Affiliated Funds - 89.7%
Issuer	Shares/Par	Value ($)
MFS Growth Fund - Class R5	147,222	$11,029,851
MFS Institutional International Equity Fund	477,871	11,029,267
MFS Value Fund - Class R5	308,967	11,030,125
Total Underlying Affiliated Funds (Identified Cost, $32,077,485)		$33,089,243

Issuer/Expiration Date/Strike Price	Par Amount of Contracts
Put Options Purchased - 0.3%
Russell 2000 Index - June 2015 @ $1,100	$6	$390
Russell 2000 Index - September 2015 @ $850	6	570
Russell 2000 Index - September 2015 @ $900	8	1,240
Russell 2000 Index - September 2015 @ $1,080	8	8,000
Russell 2000 Index - December 2015 @ $1,000	4	5,560
Russell 2000 Index - December 2015 @ $1,100	7	19,950
Russell 2000 Index - March 2016 @ $1,000	5	11,800
Russell 2000 Index - March 2016 @ $1,050	7	22,330
S&P 500 Index - June 2015 @ $1,850	10	700
S&P 500 Index - June 2015 @ $1,900	5	500
S&P 500 Index - September 2015 @ $1,575	4	1,200
S&P 500 Index - September 2015 @ $1,800	10	11,100
S&P 500 Index - January 2016 @ $1,675	4	7,200
Total Put Options Purchased (Premiums Paid, $213,902)		$90,540

Issuer	Shares/Par
Money Market Funds - 8.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	3,259,770	$3,259,770
Total Investments (Identified Cost, $35,551,157)		$36,439,553

Issuer/Expiration Date/Strike Price	Par Amount of Contracts
Put Options Written - 0.0%
S&P 500 Index - June 2015 @ $1,600 (Premiums Received, $7,970)	$(10)	$(150)

Other Assets, Less Liabilities - 1.2%		448,010
Net Assets - 100.0%		$36,887,413

11

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Derivative Contracts at 5/31/15

Futures Contracts Outstanding at 5/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
Mini MSCI EAFE Index (Short)	USD	61	$5,795,000	June - 2015	$(257,988)
Russell 1000 Mini Growth Index (Short)	USD	57	5,760,990	June - 2015	(135,744)
Russell 1000 Mini Value Index (Short)	USD	56	5,780,880	June - 2015	(144,841)

					$(538,573)

At May 31, 2015, the fund had cash collateral of $480,800 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $213,902)	$90,540
Underlying affiliated funds, at value (identified cost $35,337,255)	36,349,013
Total investments, at value (identified cost, $35,551,157)	$36,439,553
Deposits with brokers	480,800
Receivables for
Daily variation margin on open futures contracts	118,115
Fund shares sold	2,505,983
Receivable from distributor	335
Other assets	210
Total assets	$39,544,996
Liabilities
Payable for investments purchased	$2,580,569
Written options outstanding, at value (premiums received, $7,970)	150
Payable to affiliates
Investment adviser	17,724
Shareholder servicing costs	287
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	58,843
Total liabilities	$2,657,583
Net assets	$36,887,413
Net assets consist of
Paid-in capital	$36,455,887
Unrealized appreciation (depreciation) on investments	357,643
Accumulated net realized gain (loss) on investments	101,221
Accumulated distributions in excess of net investment income	(27,338)
Net assets	$36,887,413
Shares of beneficial interest outstanding	3,628,541

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,418,441	237,848	$10.17
Class B	111,448	11,007	10.13
Class C	959,849	95,159	10.09
Class I	32,989,515	3,244,313	10.17
Class R1	101,508	10,025	10.13
Class R2	101,981	10,050	10.15
Class R3	102,216	10,063	10.16
Class R4	102,455	10,076	10.17

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.79 [100 / 94.25 x $10.17]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF OPERATIONS

Period ended 5/31/15 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Dividends from underlying affiliated funds	$287,473
Expenses
Management fee	81,023
Distribution and service fees	9,472
Shareholder servicing costs	1,761
Administrative services fee	16,255
Independent Trustees’ compensation	477
Custodian fee	43,242
Shareholder communications	5,966
Audit and tax fees	33,622
Legal fees	173
Registration fees	74,518
Miscellaneous	13,867
Total expenses	$280,376
Reduction of expenses by investment adviser and distributor	(119,665)
Net expenses	$160,711
Net investment income	$126,762
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(122,688)
Capital gain distributions from underlying affiliated funds	477,811
Written options	8,970
Futures contracts	(231,944)
Net realized gain (loss) on investments	$132,149
Change in unrealized appreciation (depreciation)
Investments	$888,396
Written options	7,820
Futures contracts	(538,573)
Net unrealized gain (loss) on investments	$357,643
Net realized and unrealized gain (loss) on investments	$489,792
Change in net assets from operations	$616,554

(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 5/31/15 (c)
Change in net assets
From operations
Net investment income	$126,762
Net realized gain (loss) on investments	132,149
Net unrealized gain (loss) on investments	357,643
Change in net assets from operations	$616,554
Distributions declared to shareholders
From net investment income	$(185,028)
From tax return of capital	(989)
Total distributions declared to shareholders	$(186,017)
Change in net assets from fund share transactions	$36,456,876
Total change in net assets	$36,887,413
Net assets
At beginning of period	—
At end of period (including accumulated distributions in excess of net investment income of $27,338)	$36,887,413

(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.

See Notes to Financial Statements

15

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.19
Total from investment operations	$0.24
Less distributions declared to shareholders
From net investment income	$(0.07)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.07)
Net asset value, end of period (x)	$10.17
Total return (%) (r)(s)(t)(x)	2.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.35	(a)
Expenses after expense reductions (f)(h)	0.73	(a)
Net investment income	0.51	(a)
Portfolio turnover	0	(n)(u)
Net assets at end of period (000 omitted)	$2,418

See Notes to Financial Statements

16

Financial Highlights – continued

Class B	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.19
Total from investment operations	$0.15
Less distributions declared to shareholders
From net investment income	$(0.02)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.02)
Net asset value, end of period (x)	$10.13
Total return (%) (r)(s)(t)(x)	1.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.21	(a)
Expenses after expense reductions (f)(h)	1.66	(a)
Net investment loss	(0.43	)(a)
Portfolio turniver	0	(n)(u)
Net assets at end of period (000 omitted)	$111

Class C	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	0.23	(g)
Total from investment operations	$0.15
Less distributions declared to shareholders
From net investment income	$(0.06)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.06)
Net asset value, end of period (x)	$10.09
Total return (%) (r)(s)(t)(x)	1.53	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.05	(a)
Expenses after expense reductions (f)(h)	1.66	(a)
Net investment loss	(0.90	)(a)
Portfolio turnover	0	(n)(u)
Net assets at end of period (000 omitted)	$960

See Notes to Financial Statements

17

Financial Highlights – continued

Class I	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.20
Total from investment operations	$0.25
Less distributions declared to shareholders
From net investment income	$(0.08)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.08)
Net asset value, end of period (x)	$10.17
Total return (%) (r)(s)(x)	2.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.17	(a)
Expenses after expense reductions (f)(h)	0.66	(a)
Net investment income	0.59	(a)
Portfolio turnover	0	(n)(u)
Net assets at end of period (000 omitted)	$32,990

Class R1	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.19
Total from investment operations	$0.15
Less distributions declared to shareholders
From net investment income	$(0.02)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.02)
Net asset value, end of period (x)	$10.13
Total return (%) (r)(s)(x)	1.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.22	(a)
Expenses after expense reductions (f)(h)	1.66	(a)
Net investment loss	(0.40	)(a)
Portfolio turnover	0	(n)(u)
Net assets at end of period (000 omitted)	$102

See Notes to Financial Statements

18

Financial Highlights – continued

Class R2	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.19
Total from investment operations	$0.20
Less distributions declared to shareholders
From net investment income	$(0.05)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.05)
Net asset value, end of period (x)	$10.15
Total return (%) (r)(s)(x)	2.01	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.72	(a)
Expenses after expense reductions (f)(h)	1.16	(a)
Net investment income	0.10	(a)
Portfolio turnover	0	(n)(u)
Net assets at end of period (000 omitted)	$102

Class R3	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.19
Total from investment operations	$0.22
Less distributions declared to shareholders
From net investment income	$(0.06)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.06)
Net asset value, end of period (x)	$10.16
Total return (%) (r)(s)(x)	2.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.47	(a)
Expenses after expense reductions (f)(h)	0.91	(a)
Net investment income	0.35	(a)
Portfolio turnover	0	(n)(u)
Net assets at end of period (000 omitted)	$102

See Notes to Financial Statements

19

Financial Highlights – continued

Class R4	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.19
Total from investment operations	$0.25
Less distributions declared to shareholders
From net investment income	$(0.08)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.08)
Net asset value, end of period (x)	$10.17
Total return (%) (r)(s)(x)	2.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.22	(a)
Expenses after expense reductions (f)(h)	0.66	(a)
Net investment income	0.60	(a)
Portfolio turnover	0	(n)(u)
Net assets at end of period (000 omitted)	$102

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns at net asset value per share have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Managed Wealth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the underlying funds held by the fund at May 31, 2015 was to seek capital appreciation.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still

21

Notes to Financial Statements – continued

evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can

22

Notes to Financial Statements – continued

utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

23

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and written options. The following is a summary of the levels used as of May 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$15,700	$74,840	$—	$90,540
Mutual Funds	36,349,013	—	—	36,349,013
Total Investments	$36,364,713	$74,840	$—	$36,439,553

Other Financial Instruments
Futures Contracts	$(538,573)	$—	$—	$(538,573)
Written Options	(150)	—	—	(150)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, and futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Equity Futures	$—	$(538,573)
Equity	Purchased Equity Options	90,540	—
Equity	Written Equity Options	—	(150)
Total		$90,540	$(538,723)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

24

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended May 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)	Written Options
Equity	$(231,944)	$(121,683)	$8,970

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the period ended May 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)	Written Options
Equity	$(538,573)	$(123,362)	$7,820

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

25

Notes to Financial Statements – continued

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of May 31, 2015:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(538,573)
Purchased Options	90,540	—
Written Options	—	(150)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$90,540	$(538,723)
Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	90,540	(538,723)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$—	$—

(a)	The amount presented here represents the fund’s current day variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote covered call options as part of an option collar strategy with purchased put options to protect existing unrealized gains on securities and limit the exposure from a decline in the underlying security share price. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared

26

Notes to Financial Statements – continued

options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the period ended May 31, 2015:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	20	16,940
Options expired	(10)	(8,970)
Outstanding, end of period	10	$7,970

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the

27

Notes to Financial Statements – continued

futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the period ended May 31, 2015, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

28

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to derivative transactions.

The tax character of distributions declared to shareholders for the last fiscal period is as follows:

5/31/15 (c)
Ordinary income (including any short-term capital gains)	185,028
Tax return of capital (b)	989
Total distributions	$186,017

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/15
Cost of investments	$35,552,312
Gross appreciation	1,011,422
Gross depreciation	(124,181)
Net unrealized appreciation (depreciation)	$887,241
Capital loss carryforwards	(551,739)
Late year ordinary loss deferral	(26,212)
Other temporary differences	122,236

As of May 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(399,245)
Long-Term	(152,494)
Total	$(551,739)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income	From tax return of capital
	Period ended 5/31/15 (c)	Period ended 5/31/15 (c)
Class A	$7,690	$41
Class B	250	1
Class C	3,838	21
Class I	171,113	915
Class R1	248	1
Class R2	502	3
Class R3	630	3
Class R4	757	4
Total	$185,028	$989

(c)	For the period from the commencement of the fund’s investment operations, June 27 2014, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.35% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended May 31, 2015, this management fee reduction amounted to $1,413 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended May 31, 2015, was equivalent to an annual effective rate of 0.34% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.91%	1.66%	1.66%	0.66%	1.66%	1.16%	0.91%	0.66%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2016. For the period ended May 31, 2015, this reduction amounted to $116,243 and is included in the reduction of total expenses in the Statement of Operations.

30

Notes to Financial Statements – continued

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,357 for the period ended May 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.07%	$2,733
Class B	0.75%	0.25%	1.00%	1.00%	973
Class C	0.75%	0.25%	1.00%	1.00%	4,136
Class R1	0.75%	0.25%	1.00%	1.00%	931
Class R2	0.25%	0.25%	0.50%	0.50%	466
Class R3	—	0.25%	0.25%	0.25%	233
Total Distribution and Service Fees					$9,472

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended May 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period ended May 31, 2015, this rebate amounted to $1,995 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. There were no contingent deferred sales charges imposed during the period ended May 31, 2015.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

31

Notes to Financial Statements – continued

period ended May 31, 2015, the fee was $1,192, which equated to 0.0052% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the period ended May 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $569.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the period ended May 31, 2015 was equivalent to an annual effective rate of 0.0702% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the period ended May 31, 2015, the aggregate fees paid by the fund under these agreements were $87 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $14, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

32

Notes to Financial Statements – continued

During the period ended May 31, 2015, MFS purchased the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
6/26/14	Class A	10,000	$100,000
6/26/14	Class B	10,000	100,000
6/26/14	Class C	10,000	100,000
6/26/14	Class R1	10,000	100,000
6/26/14	Class R2	10,000	100,000
6/26/14	Class R3	10,000	100,000
6/26/14	Class R4	10,000	100,000
6/26/14	Class I	1,930,000	19,300,000
3/18/15	Class I	50,862	518,284
5/22/15	Class I	57,399	586,045
5/27/15	Class I	59,101	604,011
5/28/15	Class I	68,244	696,771
5/29/15	Class I	109,662	1,115,266

At May 31, 2015, MFS held approximately 91%, 71%, 100%, 100%, 100%, and 100% of the outstanding shares of Class B, Class I, Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the period ended May 31, 2015, purchases and sales of shares of underlying funds aggregated $31,419,859 and $104,526, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 5/31/15 (c)
	Shares	Amount
Shares sold
Class A	304,853	$3,079,853
Class B	11,043	110,278
Class C	95,335	953,582
Class I	3,244,364	32,583,882
Class R1	10,000	100,000
Class R2	10,000	100,000
Class R3	10,000	100,000
Class R4	10,000	100,000
	3,695,595	$37,127,595

33

Notes to Financial Statements – continued

	Period ended 5/31/15 (c)
	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	772	$7,731
Class B	25	251
Class C	387	3,859
Class I	17,109	171,256
Class R1	25	249
Class R2	50	505
Class R3	63	633
Class R4	76	761
	18,507	$185,245

Shares reacquired
Class A	(67,777)	$(676,275)
Class B	(61)	(609)
Class C	(563)	(5,692)
Class I	(17,160)	(173,388)
	(85,561)	$(855,964)

Net change
Class A	237,848	$2,411,309
Class B	11,007	109,920
Class C	95,159	951,749
Class I	3,244,313	32,581,750
Class R1	10,025	100,249
Class R2	10,050	100,505
Class R3	10,063	100,633
Class R4	10,076	100,761
	3,628,541	$36,456,876

(c)	For the period from the commencement of the fund’s investment operations, June 27 2014, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an

34

Notes to Financial Statements – continued

agreed upon spread. For the period ended May 31, 2015, the fund’s commitment fee and interest expense were $24 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Growth Fund	—	147,581	(359)	147,222
MFS Institutional International Equity Fund	—	480,705	(2,834)	477,871
MFS Institutional Money Market Portfolio	—	38,072,029	(34,812,259)	3,259,770
MFS Value Fund	—	309,300	(333)	308,967

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Growth Fund	$(3)	$262,223	$—	$11,029,851
MFS Institutional International Equity Fund	(913)	37,764	154,335	11,029,267
MFS Institutional Money Market Portfolio	—	—	2,127	3,259,770
MFS Value Fund	(89)	177,824	131,011	11,030,125

	$(1,005)	$477,811	$287,473	$36,349,013

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Managed Wealth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Wealth Fund (the Fund) (one of the series constituting MFS Series Trust X), as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the period from June 27, 2014 (commencement of operations) to May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Managed Wealth Fund (one of the series constituting the MFS Series Trust X) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period from June 27, 2014 (commencement of operations) to May 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 16, 2015

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brent H. Farmer (k) (age 47)	Interim Chief Compliance Officer	June 2015	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

40

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
William Adams Robert Almeida Michael Roberge James Swanson Barnaby Wiener

41

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 79.65% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

42

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

43

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

44

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended May 31, 2015 and 2014, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS International Diversification Fund	28,999	28,528
MFS Absolute Return Fund	72,061	69,198

Total	101,060	97,726

	Audit Fees
	2015	2014
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	27,811	27,359
MFS Conservative Allocation Fund	27,811	27,359
MFS Emerging Markets Equity Fund	50,960	50,121
MFS Growth Allocation Fund	27,811	27,359
MFS International Growth Fund	51,068	50,228
MFS International Value Fund	51,068	50,228
MFS Managed Wealth Fund	16,800	N/A	**
MFS Moderate Allocation Fund	27,811	27,359

Total	281,140	260,013

For the fiscal years ended May 31, 2015 and 2014, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS International Diversification Fund	0	0	7,172	7,052	1,953	1,458
To MFS Absolute Return Fund	0	0	11,453	11,262	13,200	1,021
Total fees billed by Deloitte To above Funds:	0	0	18,625	18,314	15,153	2,479

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS International Diversification Fund*	1,282,120	1,884,716	0	0	5,000	0
To MFS and MFS Related Entities of MFS Absolute Return Fund*	1,282,120	1,884,716	0	0	5,000	0

	Aggregate fees for non-audit services
	2015	2014
Fees billed by Deloitte:
To MFS International Diversification Fund, MFS and MFS Related Entities#	1,296,245	1,896,684
To MFS Absolute Return Fund, MFS and MFS Related Entities#	1,311,773	1,900,457

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2015	2014		2015	2014		2015	2014
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0		5,095	5,010		0	0
To MFS Conservative Allocation Fund	0	0		5,095	5,010		0	0
To MFS Emerging Markets Equity Fund	0	0		9,775	9,871		0	0
To MFS Growth Allocation Fund	0	0		5,095	5,010		0	0
To MFS International Growth Fund	0	0		9,775	9,871		0	0
To MFS International Value Fund	0	0		9,775	9,871		0	0
To MFS Managed Wealth Fund	0	N/A	**	7,500	N/A	**	0	N/A	**
To MFS Moderate Allocation Fund	0	0		5,095	5,010		0	0
Total fees billed by E&Y To above Funds:	0	0		57,205	49,653		0	0

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2015	2014		2015	2014		2015	2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	137,500	0		0	0		0	0
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	137,500	0		0	0		0	0
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	137,500	0		0	0		0	0
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	137,500	0		0	0		0	0
To MFS and MFS Related Entities of MFS International Growth Fund*	137,500	0		0	0		0	0
To MFS and MFS Related Entities of MFS International Value Fund*	137,500	0		0	0		0	0
To MFS and MFS Related Entities of MFS Managed Wealth Fund*	137,500	0	**	0	0	**	0	0	**
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	137,500	0		0	0		0	0

	Aggregate fees for non-audit services
	2015	2014
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	238,595	50,010
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	238,595	50,010
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	243,275	54,871
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	238,595	50,010
To MFS International Growth Fund, MFS and MFS Related Entities#	243,275	54,871
To MFS International Value Fund, MFS and MFS Related Entities#	243,275	54,871
To MFS Managed Wealth Fund, MFS and MFS Related Entities#	241,000	45,000	**
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	238,595	50,010

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	MFS Managed Wealth Fund commenced investment operations in June 2014.
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: July 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: July 16, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 16, 2015

*	Print name and title of each signing officer under his or her signature.